UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Semi-Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	—	NSVCX	FSHYX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

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Portfolio Managers’ Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010, and Doug joined him as co-manager of the Fund in 2011. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month period ending October 31, 2013.

How did the Funds perform during the six-month reporting period ending October 31, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable six-month, one-year, five-year, ten-year and since-inception periods ending October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

Investors in municipal bonds experienced an extremely challenging market environment between May and August, although conditions began to improve in the final two months of the reporting period. Two main factors drove the tax-exempt bond market lower. The first came from the Federal Reserve (Fed). In May, the U.S. central bank announced its intention to taper its economic stimulus program, known as quantitative easing, once the economy proved it could sustain growth. Fixed-investors reacted poorly to the prospect of an end to this massive bond buying program, designed to keep down long-term interest rates. In response, bond yields rose sharply, while the securities’ prices fell accordingly. (Bond yields and prices move in opposite directions.) The second factor resulted when municipal bond investors, already nervous about rising rates, became further concerned about credit risk—despite what we saw as a healthy fundamental backdrop for the vast majority of municipal borrowers. This preoccupation was heightened during the summer months, when Detroit filed for Chapter 9 bankruptcy and the credit quality of Puerto Rico continued to deteriorate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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Portfolio Managers’ Comments (continued)

The combination of rising interest rates, credit worries and strong equity market performance led to significant investment outflows from the tax-exempt bond sector. This trend remained in place for most of the reporting period. On the positive side, the market responded positively in September and October, as the Fed put its tapering plans on hold and investors took advantage of opportunities to buy municipal bonds at newly attractive prices.

Nuveen All-American Municipal Bond Fund

During the six months ending October 31, 2013, the Nuveen All-American Municipal Bond Fund’s Class A Shares at net asset value (NAV) underperformed both the benchmark national S&P Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

Duration positioning was the primary reason for the Fund’s relative underperformance. Specifically, the portfolio’s duration, meaning its sensitivity to changes in interest rates, was longer than that of the benchmark. We maintained an overweighting in bonds with relatively long maturity dates. This allocation proved detrimental, given that these holdings were hurt the most during the summer, after the Fed’s tapering announcement led to a steady rise in interest rates. Given our heightened relative exposure to longer bonds, the Fund was unable to keep pace with the index.

Credit quality positioning, especially a substantial overweighting in BBB-rated bonds, the lowest tier of the investment-grade universe, was a lesser but still meaningful detractor. As we have discussed in previous reports, we regularly overweight lower investment grade and, to a lesser extent, high yield bonds. This is because we have confidence in Nuveen’s research capabilities and our ability to uncover creditworthy issuers with bonds trading at attractive prices. As we mentioned, however, investors’ concerns about credit mounted during the reporting period. Accordingly, our overweighting in lower rated bonds and corresponding underweighting in AAA-rated and AA-rated securities proved unhelpful. As the market began to recover during the reporting period’s final two months, our increased allocation to lower rated debt, along with the portfolio’s duration positioning, were helpful factors which contributed positively to the Fund’s performance. Of final note, the Fund’s allocation to inverse floating rate securities (also known as inverse floaters) hampered results, given their volatile performance during the period.

Nuveen Inflation Protected Municipal Bond Fund

During the six-month reporting period ending October 31, 2013, the Nuveen Inflation Protected Municipal Bond Fund’s Class A shares at NAV underperformed both the Barclays 1–10 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components, intermediate duration municipal bonds and inflation linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. During the six months, both of these components detracted from performance.

Looking first at the municipal bond portfolio, rising interest rates and credit related challenges provided an unfavorable market backdrop for the Fund. Shorter maturity, higher quality bonds were the best positioned in a difficult environment. The Fund, to its detriment, was relatively underweighted in both categories.

Duration positioning was a source of underperformance. The portfolio’s duration, or interest rate sensitivity, was slightly longer than that of the benchmark. Generally, the longer the bond, the worse it performed. We were overweighted in bonds at the longer end of our intermediate maturity investment universe and, accordingly, underweighted in shorter dated bonds. Both factors hampered the Fund’s results in relative terms.

6	Nuveen Investments

Credit quality positioning also detracted from performance. The Fund was overweight BBB-rated bonds, the lowest tier of the investment grade bond universe and, to a lesser extent, non-rated issues. Unfortunately, in an environment of heightened risk aversion on the part of investors, lower and non-rated credits lagged higher grade bonds.

In contrast, the Fund’s sector positioning and security selection were positive factors. In particular, we were underweighted in state general obligation bonds, which, given that sector’s underperformance, lifted results on a relative basis.

Also of note, we lacked meaningful exposure to the bonds of either Puerto Rico or Detroit, two significant sources of credit-related concern for investors during the six months. The Fund owned just one Puerto Rico bond issue, a pre-refunded holding that benefited from its high credit quality and short duration. With respect to the Detroit bankruptcy filing, our exposure was limited to secured water/sewer bonds that continued to meet their interest obligations despite the city’s financial troubles.

The inflation linked swaps we owned within the inflation protection side of the portfolio achieved the goal of hedging against fluctuations in inflation expectations and realized inflation. During the reporting period, however, this portion of the portfolio detracted meaningfully from relative performance; as inflation expectations decreased and realized inflation came in lower than expected, the Fund’s inflation linked swaps declined in value accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed both the S&P Municipal Bond Intermediate Index and the Lipper Intermediate Municipal Debt Funds Classification Average during the six-month period ending October 31, 2013.

The Fund’s performance paralleled the municipal bond market’s downward trajectory during the reporting period. Compared with the S&P benchmark, credit quality positioning was the primary factor behind the Fund’s relative underperformance. The Fund was overweight A-rated bonds and, to a lesser extent, BBB-rated credits. As increasingly risk-averse investors became less interested in owning lower rated, higher yielding bonds, our heightened allocation to these types of securities provided a significant performance headwind.

On a duration basis, the impact on the Fund’s relative performance was muted. The portfolio’s duration, meaning its interest rate sensitivity, was similar to that of the index. We were overweighted in short-maturity bonds, whose prices did not fall to the same extent as longer dated intermediate bonds. The portfolio was also overweighted in this latter category, and owning more of these interest rate sensitive holdings offset any advantage we had gained from our allocation to better performing, short dated credits.

Nuveen Limited Term Municipal Bond Fund

For the six-month period ending October 31, 2013, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index but performed in line with the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

Credit quality positioning was the Fund’s primary source of underperformance relative to the benchmark. Specifically, we held a relatively large allocation to A-rated and BBB-rated credits. Together, these made up about 38% of the portfolio at period end. Given that bonds with these credit ratings generally underperformed higher quality debt during the reporting period, our increased exposure hampered results.

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Portfolio Managers’ Comments (continued)

As with the Nuveen Intermediate Duration Municipal Bond Fund, the Fund’s duration positioning had a mixed performance impact. Our duration was slightly shorter than that of the benchmark, a helpful factor, since shorter-dated bonds generally did better than longer maturities. However, the portfolio’s yield curve positioning was suboptimal. Specifically, with our “barbelled” approach, we balanced an overweighting in short dated bonds with securities at the longer end of our investment universe. While our allocation to shorter maturities was helpful, it was not enough to overcome our weighting in longer issues, which suffered the most amid rising interest rates.

Nuveen Short Term Municipal Bond Fund

For the six months ending October 31, 2013, the Nuveen Short Term Municipal Bond Fund’s Class A shares at NAV underperformed both the S&P Municipal Bond Short Index and the Barclays 3-Year Municipal Bond Index, but outperformed the Lipper Short Municipal Debt Funds Classification Average.

In absolute terms, the Fund performed reasonably well, generating a slightly better than flat return in a difficult performance environment for municipal bonds. The Fund’s focus on short term securities, the best-performing maturities in the municipal market, proved helpful, as short term interest rates remained comparatively steady while long term rates moved higher.

The Fund’s underperformance relative to the S&P index was driven primarily by its yield curve positioning, with its exposure to very short term (under six month) securities and a corresponding underweighting in bonds in the two-year to three-year range detracting from relative results. Very short term (under six month) securities’ prices were relatively flat and generated little income, curtailing their total returns. Meanwhile, yields on two-year to three-year bonds drifted slightly higher and, accordingly, their prices declined a bit. However, the income these securities generated more than offset the slight price declines they incurred, helping them outpace shorter term bonds.

However, our approach to duration management also benefitted the Fund’s performance in certain respects in that we kept overall duration relatively constant throughout the reporting period and close to the benchmark. Although we did hold securities longer than four years which generally underperformed, their negative contribution was fairly small.

Also contributing was the portfolio’s underweighting in Puerto Rico bonds. These securities, which are free from federal and state income taxes nationwide, came under severe pressure during the period in response to credit rating downgrades of the issuer, as well as several high-profile media accounts of the U.S. territory’s economic and fiscal challenges. Our more-limited exposure to this poor performing category proved helpful.

What strategies were used to manage the Funds during the six-month reporting period ended October 31, 2013?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

In managing the portfolio, our goal was to maintain a consistent strategy and avoid big changes to our duration and credit-quality positioning. We continued to believe in our long-term, value-oriented approach, especially amid difficult market conditions. We were convinced that staying consistent would allow us to take advantage of potentially better

8	Nuveen Investments

market conditions in the future. Indeed, as the municipal backdrop improved in September and October, we began to see a turnaround in the Fund’s results, and we believe the recovery would have been smaller had we been less patient about our investment discipline.

Throughout much of the period, the Fund experienced investment outflows, which required us to sell securities to satisfy redemptions. Accordingly, our management activity focused on identifying which securities could be liquidated while still keeping the portfolio’s structure generally intact. This led us to sell securities across a variety of sectors, maturity ranges and credit-quality segments.

Some of our sales were of Puerto Rico bonds. Even coming into the period, the Fund had relatively limited exposure to the issues of this credit-challenged U.S. territory. Amid significant volatility, we took advantage of temporary bounces in the prices of these securities to further reduce our weighting. At period end, just over 1% of the portfolio was invested in Puerto Rico credits, down from about 2.6% six months earlier. Meanwhile, regarding Detroit, the other major credit related story of the period, we held no Detroit general obligation debt, but did have a position in insured Detroit water and sewer bonds. Despite the city’s challenges, these bonds did not produce materially negative performance for the Fund.

In most cases, the proceeds we generated from selling securities went to meet shareholder redemptions. Occasionally, however, they provided the funds needed to buy new bonds enabling us to achieve our management objectives. Recent purchases included health care and charter school bonds at what we believed were relatively attractive prices in light of their manageable credit risks. Accordingly, the Fund’s health care and education sector weightings drifted upward during the period. We also saw opportunity among certain corporate-backed industrial development revenue bonds, which we believed could gain in value along with a strengthening economy. Meanwhile, the Fund’s allocation to tax-obligation issues declined, both because we took advantage of opportunities to sell amid high demand, and because we wanted to reduce exposure to a category that had already outperformed.

Nuveen Inflation Protected Municipal Bond Fund

As municipal bond market conditions began to deteriorate in mid-June, the Fund began experiencing investment outflows. While we periodically continued to take advantage of opportunities to add new bonds to the portfolio, our management focus during the period moved from buying bonds to selling them, as we needed to generate sufficient funds to satisfy shareholder redemptions.

Whenever we were buying and selling securities, we were conscientious about maintaining the Fund’s structure as best we could, since we continued to believe the Fund was well positioned for the long term. Overall, the Fund’s duration, meaning its interest rate sensitivity increased only slightly during the six-month reporting period, reflecting our sales of some shorter dated bonds, whose total return prospects we saw as more limited. From a credit quality perspective, our positioning was consistent overall, although there were some changes in the underlying rating categories, including a roughly 6% increase in AA-rated bond exposure and 5% increase in its allocation to below-investment-grade rated bonds.

As the Fund’s asset size decreased, we accordingly reduced the number of inflation linked swap positions in the portfolio, moves that enabled us to maintain a consistent level of inflation protection throughout the period. These inflation linked swaps continued to be classified as non-exchange cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the securities.

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Portfolio Managers’ Comments (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Like many municipal bond mutual funds, the Fund experienced investment outflows during the reporting period. Accordingly, throughout most of the past six months, we were selling bonds more often than we were buying them. In our view, however, the challenging investment environment represented a bump in the road, rather than the start of a protracted downturn. Our long-term optimism shaped our management approach, in that we wanted to keep the portfolio’s basic structure relatively intact. In other words, when we wanted to sell bonds, we looked to do so without fundamentally changing the portfolio’s duration, credit or sector positioning. We were generally successful in accomplishing this goal, as our sector weightings and maturity exposures finished the reporting period quite similar to their starting points six months earlier. Our sales reflected the available demand in the marketplace, which meant that we often found it easiest to sell higher rated, shorter dated bonds.

During the reporting period, we reduced exposure to Puerto Rico bonds, which lost value as investors’ concerns rose about the issuer’s credit quality. In particular, we sold short dated Puerto Rico credits, which had outperformed the U.S. territory’s longer dated debt and which we believed offered more limited performance prospects.

Though outflows limited our buying opportunities, we did periodically take advantage of good values in the marketplace when we had funds available to invest. We modestly boosted exposure to the health care sector, where we found attractive bonds across a range of credit quality segments, and we also made purchases in the tax-backed and utility sectors.

Nuveen Limited Term Municipal Bond Fund

Unlike many of the other Funds profiled in this report, Nuveen Limited Term Municipal Bond Fund received net investment inflows during the period, a reflection of investors’ preference to own shorter-dated bonds. The combination of new assets available for investment, our existing cash allocation and regular bond redemptions provides us with the funds needed to make purchases across a variety of credit rating categories and sectors. Accordingly, we were able to very modestly extend the portfolio’s duration and take advantage of what we saw as good long term value for shareholders.

We kept the Fund’s structural characteristics relatively consistent throughout the period. In our new purchases, we sought to find bonds with an attractive risk/reward balance and that fit our existing positioning, which we believed would be well suited to market conditions over the long term. Buying activity, which took place across multiple sectors, modestly emphasized health care and tax-backed bonds. We also saw opportunities to add to airport and tobacco-securitization debt. We saw good value in this latter category, in which the Fund had been somewhat underweighted coming into the reporting period.

In making purchases, we often favored A-rated bonds, which more often struck us as attractively priced relative to their risk. Generally, our purchases had maturities ranging from five to ten years, a yield-curve segment that we believed offered better value than comparable shorter bonds, and which also enabled us to maintain the Fund’s duration.

Nuveen Short Term Municipal Bond Fund

Changes to the portfolio were relatively minor. As always, we remained appreciative of the Fund’s role as a low volatility investment for our shareholders, and we therefore sought to maintain an appropriate balance between the Fund’s total return potential and income.

10	Nuveen Investments

New investment inflows into the Fund, coupled with the proceeds of called and maturing bonds during the period, were invested in securities that we felt offered incremental yields at what we believed was a manageable level of credit risk. Allocations to different ratings categories were little changed, although the Fund’s allocation to AA-rated bonds increased modestly. At the same time, holdings in BBB-rated issues showed a slight decline. At period end, the Fund maintained an overweighting in A-rated and BBB-rated bonds, while remaining underweight in AAA-rated and AA-rated securities, the two highest credit-quality segments.

Throughout the period, the Fund remained well diversified among a significant number of issuers and individual securities. From a sector breakdown, the Fund was notably overweight in hospitals and higher education bonds compared to the index. That said, our 16% weighting in health care bonds declined modestly as some holdings in the sector, many of which were rated BBB, matured or were called. Throughout the reporting period, we remained underweight in pre-refunded and state general obligation (GO) bonds, as we believed their comparatively low yields made them less attractive compared to other opportunities in the marketplace.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013 (subsequent to the close of this reporting period), Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole.

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Risk Considerations

Nuveen All-American Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility, interest rate risk and credit risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2013, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

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Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following five pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.02)%	(3.73)%	8.67%	4.81%
Class A Shares at maximum Offering Price	(10.00)%	(7.75)%	7.74%	4.36%
S&P Municipal Bond Index*	(3.63)%	(1.69)%	6.63%	4.59%
Lipper General Municipal Debt Funds Classification Average*	(4.93)%	(3.13)%	6.37%	3.71%
Class B Shares w/o CDSC	(6.45)%	(4.52)%	7.82%	4.19%
Class B Shares w/CDSC	(11.05)%	(8.22)%	7.68%	4.19%

Class C Shares	(6.30)%	(4.36)%	8.06%	4.23%
Class I Shares	(5.91)%	(3.53)%	8.85%	5.00%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.67)%	(4.10)%	7.22%	4.68%
Class A Shares at maximum Offering Price	(9.63)%	(8.11)%	6.29%	4.23%
Class B Shares w/o CDSC	(6.02)%	(4.80)%	6.43%	4.06%
Class B Shares w/CDSC	(10.64)%	(8.48)%	6.27%	4.06%

Class C Shares	(5.86)%	(4.55)%	6.65%	4.12%
Class I Shares	(5.56)%	(3.90)%	7.41%	4.88%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.72%
Class B Shares	1.47%
Class C Shares	1.27%
Class I Shares	0.52%

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	6.65%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	(5.77)%	(4.98)%	4.76%
Class A Shares at maximum Offering Price	(8.60)%	(7.83)%	3.57%
Barclays 1-10 Year Municipal Bond Index**	(1.13)%	0.18%	3.88%
Lipper Intermediate Municipal Debt Funds Classification Average**	(2.79)%	(1.37)%	4.09%

Class C Shares	(5.97)%	(5.45)%	4.21%
Class I Shares	(5.68)%	(4.82)%	4.97%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	(6.14)%	(4.56)%	4.69%
Class A Shares at maximum Offering Price	(8.96)%	(7.42)%	3.46%
Class C Shares	(6.34)%	(5.03)%	4.14%
Class I Shares	(6.05)%	(4.31)%	4.90%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.01%	0.77%
Class C Shares	1.57%	1.32%
Class I Shares	0.82%	0.57%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	0%

*	Since inception returns are from 3/08/11.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.89)%	(1.20)%	5.49%	3.91%
Class A Shares at maximum Offering Price	(5.80)%	(4.17)%	4.86%	3.59%
S&P Municipal Bond Intermediate Index*	(2.03)%	(0.23)%	6.34%	4.72%
Lipper Intermediate Municipal Debt Funds Classification Average*	(2.79)%	(1.37)%	5.19%	3.51%

Class B Shares w/o CDSC	(3.34)%	(1.90)%	4.68%	3.28%
Class B Shares w/CDSC	(8.12)%	(5.73)%	4.51%	3.28%
Class C Shares	(3.25)%	(1.71)%	4.92%	3.33%
Class I Shares	(2.89)%	(1.01)%	5.70%	4.11%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.69)%	(1.62)%	4.96%	3.81%
Class A Shares at maximum Offering Price	(5.63)%	(4.57)%	4.32%	3.50%
Class B Shares w/o CDSC	(3.14)%	(2.42)%	4.18%	3.19%
Class B Shares w/CDSC	(7.93)%	(6.23)%	4.01%	3.19%
Class C Shares	(2.94)%	(2.12)%	4.39%	3.24%
Class I Shares	(2.59)%	(1.42)%	5.17%	4.01%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.70%
Class B Shares	1.46%
Class C Shares	1.25%
Class I Shares	0.50%

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	2.17%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.04)%	0.04%	4.17%	3.22%
Class A Shares at maximum Offering Price	(3.52)%	(2.47)%	3.65%	2.96%
S&P Municipal Bond Short-Intermediate Index*	(0.27)%	0.81%	4.37%	3.72%
Lipper Short-Intermediate Municipal Debt Funds Classification Average*	(1.04)%	(0.28)%	3.70%	2.90%

Class C Shares	(1.23)%	(0.25)%	3.80%	2.86%
Class I Shares	(0.88)%	0.29%	4.38%	3.43%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.13)%	(0.47)%	3.88%	3.13%
Class A Shares at maximum Offering Price	(3.62)%	(2.96)%	3.35%	2.87%
Class C Shares	(1.32)%	(0.84)%	3.52%	2.77%
Class I Shares	(1.15)%	(0.31)%	4.08%	3.34%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.66%
Class C Shares	1.01%
Class I Shares	0.46%

Effective Leverage Ratio as of October 31, 2013
Effective Leverage Ratio	0%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.13%	0.93%	3.14%	2.43%
Class A Shares at maximum Offering Price	(2.36)%	(1.58)%	2.60%	2.17%
S&P Municipal Bond Short Index**	0.38%	1.00%	2.70%	2.79%
Barclays 3-Year Municipal Bond Index**	0.44%	1.18%	3.32%	3.05%
Lipper Short Municipal Debt Funds Classification Average**	(0.27)%	0.17%	2.13%	1.99%

Class I Shares	0.22%	1.11%	3.28%	2.59%

	6-month	1-Year		Since Inception*
Class C Shares	(0.05)%	0.47%	1.38%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.15)%	0.68%	3.06%	2.36%
Class A Shares at maximum Offering Price	(2.63)%	(1.82)%	2.53%	2.10%
Class I Shares	(0.06)%	0.86%	3.23%	2.52%

	6-month	1-Year		Since Inception*
Class C Shares	(0.23)%	0.33%		1.30%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.73%
Class C Shares	1.08%
Class I Shares	0.53%

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	0%

*	Since inception returns for C Shares are from 8/31/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Yields October 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.93%	3.75%	5.21%
Class B Shares	3.32%	3.17%	4.40%
Class C Shares	3.49%	3.37%	4.68%
Class I Shares	4.25%	4.12%	5.72%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.15%	2.82%	3.92%
Class C Shares	1.65%	2.36%	3.28%
Class I Shares	2.39%	3.11%	4.32%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.98%	2.10%	2.92%
Class B Shares	2.34%	1.42%	1.97%
Class C Shares	2.54%	1.62%	2.25%
Class I Shares	3.27%	2.36%	3.28%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	19

Yields October 31, 2013 (continued)

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.80%	1.15%	1.60%
Class C Shares	1.47%	0.84%	1.17%
Class I Shares	2.02%	1.38%	1.92%

Nuveen Short Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.21%	0.60%	0.83%
Class C Shares	0.89%	0.27%	0.38%
Class I Shares	1.42%	0.81%	1.13%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	7.8%
AA	26.5%
A	29.3%
BBB	20.6%
BB or Lower	5.4%
N/R	8.1%

Portfolio Composition1,4

Health Care	19.8%
Tax Obligation/Limited	17.6%
Transportation	12.4%
Education and Civic Organizations	11.8%
Utilities	8.5%
Tax Obligation/General	8.0%
Long-Term Care	5.2%
Water and Sewer	4.9%
Other	11.8%

States/U.S. Territories1,4

California	11.2%
Texas	9.8%
Illinois	9.3%
Florida	8.7%
Colorado	4.4%
Pennsylvania	4.4%
Wisconsin	3.7%
Indiana	3.6%
New York	3.5%
Ohio	3.4%
Arizona	3.3%
Washington	2.7%
Georgia	2.6%
Michigan	2.6%
Louisiana	2.6%
New Jersey	2.5%
Massachusetts	1.7%
Other	20.0%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

Nuveen Investments	21

Holding Summaries October 31, 2013 (continued)

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	2.7%
AA	28.0%
A	34.6%
BBB	23.3%
BB or Lower	7.7%
N/R	6.8%

Portfolio Composition1,4

Tax Obligation/Limited	25.4%
Transportation	14.1%
Education and Civic Organizations	13.9%
Tax Obligation/General	12.7%
Utilities	10.8%
Health Care	10.6%
Water and Sewer	6.0%
Other	6.5%

States/U.S. Territories1,4

Illinois	7.6%
Florida	7.6%
Colorado	7.5%
Ohio	6.8%
California	6.7%
Pennsylvania	6.1%
Texas	6.1%
Michigan	5.4%
Louisiana	3.7%
Indiana	3.6%
Arizona	3.5%
New York	3.4%
New Jersey	3.3%
Kansas	3.1%
North Carolina	2.7%
Washington	2.3%
Iowa	2.3%
Other	18.3%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments (excluding investments in derivatives).

22	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	13.1%
AA	33.6%
A	34.6%
BBB	11.9%
BB or Lower	3.3%
N/R	2.1%

Portfolio Composition1,4

Tax Obligation/Limited	27.9%
Tax Obligation/General	21.6%
Health Care	15.8%
Utilities	8.9%
Transportation	6.6%
U.S. Guaranteed	5.9%
Other	13.3%

States/U.S. Territories1,4

Illinois	9.2%
Texas	8.8%
California	7.5%
New Jersey	6.4%
Florida	6.3%
New York	5.8%
Michigan	5.2%
Arizona	4.2%
Pennsylvania	3.7%
Colorado	3.5%
Ohio	3.1%
Massachusetts	2.8%
Wisconsin	2.8%
Louisiana	2.5%
Tennessee	2.2%
Nevada	2.1%
Washington	2.0%
Missouri	2.0%
Other	19.9%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

Nuveen Investments	23

Holding Summaries October 31, 2013 (continued)

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	19.9%
AA	38.8%
A	28.7%
BBB	8.6%
BB or Lower	2.2%
N/R	1.1%

Portfolio Composition1,4

Tax Obligation/Limited	26.8%
Tax Obligation/General	22.6%
Utilities	11.1%
Health Care	10.1%
Education and Civic Organizations	6.6%
Transportation	6.2%
U.S. Guaranteed	5.4%
Other	11.2%

States/U.S. Territories1,4

New York	10.0%
Illinois	9.0%
Pennsylvania	6.6%
New Jersey	6.3%
Texas	5.6%
Florida	5.2%
California	5.0%
Michigan	4.3%
Ohio	4.1%
Arizona	3.8%
Georgia	3.6%
Washington	3.2%
Indiana	2.7%
Louisiana	2.5%
Massachusetts	2.4%
Missouri	1.9%
Colorado	1.9%
Maryland	1.7%
Wisconsin	1.6%
Other	18.6%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments.

24	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	5.9%
AA	26.8%
A	39.8%
BBB	22.7%
BB or Lower	0.2%
N/R	4.7%

Portfolio Composition1,4

Tax Obligation/Limited	20.4%
Education and Civic Organizations	17.3%
Health Care	16.0%
Tax Obligation/General	14.2%
Transportation	11.1%
Utilities	7.7%
Other	13.3%

States/U.S. Territories1,4

California	8.9%
Illinois	8.0%
Florida	6.7%
Arizona	5.8%
Missouri	5.5%
Pennsylvania	5.1%
Minnesota	4.9%
New York	4.6%
New Jersey	4.1%
Colorado	3.8%
Ohio	3.6%
Michigan	3.1%
Texas	3.1%
Virginia	2.9%
Indiana	2.4%
Georgia	2.4%
Iowa	2.3%
Oregon	1.7%
North Dakota	1.5%
Other	19.6%

1	Holdings are subject to change.

2	As a percentage of total investment exposure, which excludes the Fund’s investment in money market funds. Refer to the Glossary of Terms Used in this Report for further information.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

4	As a percentage of total municipal bonds.

Nuveen Investments	25

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$939.80	$935.50	$937.00	$940.90	$1,021.53	$1,017.74	$1,018.75	$1,022.53
Expenses Incurred During Period	$3.57	$7.22	$6.25	$2.59	$3.72	$7.53	$6.51	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48%, 1.28% and .53% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$942.30	$940.30	$943.20	$1,021.32	$1,018.55	$1,022.33
Expenses Incurred During Period	$3.77	$6.46	$2.79	$3.92	$6.72	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.32% and .57% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$971.10	$966.60	$967.50	$971.10	$1,021.63	$1,017.85	$1,018.85	$1,022.63
Expenses Incurred During Period	$3.53	$7.24	$6.25	$2.53	$3.62	$7.43	$6.41	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, 1.26% and .51% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$989.60	$987.70	$991.20	$1,021.93	$1,020.16	$1,022.94
Expenses Incurred During Period	$3.26	$5.01	$2.26	$3.31	$5.09	$2.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.00% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,001.30	$999.50	$1,002.20	$1,021.63	$1,019.86	$1,022.63
Expenses Incurred During Period	$3.58	$5.34	$2.57	$3.62	$5.40	$2.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.06% and .51% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.4%

	Alabama – 0.9%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$5,803,978

350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+ (4)	351,789

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	2,760,643

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	B	1,000,000
5,165	5.250%, 1/01/15	1/14 at 100.00	B	5,153,947
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–	999,860
1,000	5.500%, 1/01/22	1/14 at 100.00	B	998,230

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,351,080
19,430	Total Alabama			19,419,527

	Alaska – 0.3%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	10/20 at 100.00	A1	5,221,000

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	1,527,620
7,000	Total Alaska			6,748,620

	Arizona – 3.2%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A (4)	151,907

6,500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	BBB+	6,354,530

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	549,455

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA–	205,924

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	270,975

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3	7,429,445

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	544,535

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	3,340,100

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	609,107

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	A1	770,865

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–	780,503

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	515,035

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	287,953

310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	333,204

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	498,796

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	$4,123,160

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	961,050

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	955,870

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	1,847,357
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	6,485,340

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,115	6.000%, 7/01/33	7/20 at 102.00	BB+	2,002,292
2,000	6.000%, 7/01/43	7/20 at 102.00	BB+	1,807,940

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	790,144

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	780,808

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	311,907

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	3,835,861

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	A	1,069,600

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/14 at 100.00	A3	300,480

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,058,980
3,250	5.000%, 12/01/32	No Opt. Call	A–	3,289,130
7,000	5.000%, 12/01/37	No Opt. Call	A–	7,044,730

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,059,200

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 4.550%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	552,825

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	4,927,241

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,644,649
430	6.000%, 12/01/32	12/21 at 100.00	N/R	429,974
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,103,729

415	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	416,233

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	AA	298,023

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	454,878

125	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	131,843

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,038,130

953	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	941,059

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB	406,528
71,123	Total Arizona			73,711,295.00

Nuveen Investments	29

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
$500	5.750%, 6/01/30	6/20 at 100.00	BBB	$525,655
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB	1,045,770
1,500	Total Arkansas			1,571,425

	California – 11.0%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,908,240

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.860%, 4/01/34 (IF)	4/18 at 100.00	AA	1,183,400

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,524
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	57,880
935	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	983,957

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,322,700

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,014,910

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	979,289

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,610,357

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,214,956

3,450	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,583,619

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	15,032,440

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A2	1,173,250

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,105,830

600	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	636,066

1,650	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (4)	1,767,827

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,639,500

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.835%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	955,668

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	A1	8,752,302

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	1,529,710

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,823,912

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.204%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA-	1,683,612

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	918,323

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,821,780

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	BBB–	825,652
5,300	5.250%, 7/01/35	7/15 at 100.00	BBB–	4,983,007
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	1,779,040

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,101,700

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	$1,181,754

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,181,754

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.652%, 11/15/46 (IF)	11/16 at 100.00	AA–	688,878

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	515,725

3,805	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,999,329

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	461,260

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,705,474

510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	528,166

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,418,836

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	5,976,180
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	1,300,819

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,880	4.500%, 6/01/27	6/17 at 100.00	B	5,029,046
3,480	5.000%, 6/01/33	6/17 at 100.00	B	2,682,558
8,740	5.750%, 6/01/47	6/17 at 100.00	B	6,743,085

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	1,015,540

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,352,875

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,641,195

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA–	6,230,520

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,091,080

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	551,340

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	3,058,110

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,119,630

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	538,215

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,097,960

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,529,624
2,500	6.500%, 11/01/39	No Opt. Call	A	3,006,750

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	1/14 at 100.00	A (4)	15,587,550

1,310	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/14 at 100.00	BB	1,324,253

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,741,218

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,130,380

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,828,452

Nuveen Investments	31

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	$2,609,695

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	993,200

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,050,140

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	8,068,950

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,238,200

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,676,000

920	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	896,945

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B:
1,225	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,414,814
1,200	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	1,378,344
1,150	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	1,318,682
700	5.000%, 7/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	802,788

8,965	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 (Pre-refunded 5/01/15)	5/15 at 100.00	Aa2 (4)	9,605,191

1,035	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30	5/15 at 100.00	AA+	1,076,172

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	1,541,445

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,101,500

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	738,595

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	4,667,189
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	17,367,540

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	7,562,184

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	3,735,626

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	512,094

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,128,249

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,671,480

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	578,545

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	950,572

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA–	208,860

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	975,030

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	3,865,800

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,010,420

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	Aa3	$5,018,750

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/14 at 100.00	N/R	485,398

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,541,790

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,375,174
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	677,168
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,308,890
302,150	Total California			251,808,427

	Colorado – 4.4%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	519,370

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
580	4.800%, 12/01/17	No Opt. Call	N/R	562,287
905	5.000%, 12/01/26	12/17 at 100.00	N/R	757,648

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,060,509

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,268,717
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,152,926

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,879,212

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,088,275

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	961,532

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Lincoln Academy Charter School Project, Series 2013, 5.000%, 3/01/43	3/23 at 100.00	A	910,640

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,417,850

945	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	921,186

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	3,156,840

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,587,375

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,295	5.625%, 6/01/22	No Opt. Call	N/R	1,254,920
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,335,243
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,356,575

12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	11,637,500

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	735,150

1,425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/25	1/22 at 100.00	BBB–	1,465,798

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA–	103,176

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,283,560

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	1,141,492

Nuveen Investments	33

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	$2,570,850

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,759,510

1,200	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 4.000%, 12/01/38 – AGM Insured	12/22 at 100.00	AA–	1,075,344

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	533,817

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	958,150

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,016,546

605	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	569,620

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,991,161

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,054,300

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	7,034,915

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	8,563
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	154,876
15,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	5,448,600
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	6,801
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	7,951

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	4,868,254

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,201,006

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	777,426

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	2,217,112

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	652,953

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	3,876,020

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,140	6.250%, 11/15/28	No Opt. Call	A	2,449,893
3,010	6.500%, 11/15/38	No Opt. Call	A	3,585,000

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,082,974
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,378,023

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	838,488

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	21,231
119,305	Total Colorado			99,697,165

	Connecticut – 0.2%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	Baa1	1,034,170

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 1080, 18.014%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,315,880

933	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,013,033

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	$1,820,556
4,733	Total Connecticut			5,183,639

	Delaware – 0.4%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	955,240

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,965,400

1,140	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	1/14 at 100.00	N/R	1,140,513
7,140	Total Delaware			8,061,153

	District of Columbia – 0.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A+	4,398,785

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	969,090
5,365	Total District of Columbia			5,367,875

	Florida – 8.6%

1,200	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/28	11/23 at 100.00	BBB	1,212,720

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,236,725

1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	B	883,620

520	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	406,890

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	498,395
750	5.000%, 4/01/36	4/16 at 100.00	A–	740,513

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	928,684

5,500	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	5,612,365

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,092,496

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,051,980

3,080	Collier County, Florida, Gas Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/20	No Opt. Call	AA–	3,546,035

1,325	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	1,319,859

4,710	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,389,841

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	2,932,343

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	953,060

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	965,340
500	6.000%, 6/15/32	No Opt. Call	N/R	452,205
1,100	6.125%, 6/15/43	No Opt. Call	N/R	960,674

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44 (WI/DD, Settling 11/01/13)	6/23 at 100.00	N/R	1,981,380

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	2,877,455

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa1	7,091,448

Nuveen Investments	35

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
$1,210	5.000%, 12/01/30	12/22 at 100.00	A1	$1,275,885
1,000	5.000%, 12/01/31	12/22 at 100.00	A1	1,049,840
1,400	5.000%, 12/01/32	12/22 at 100.00	A1	1,460,158
3,000	5.000%, 12/01/37	12/22 at 100.00	A1	3,081,420

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/14 at 100.00	N/R	1,000,010

295	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	310,437

195	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa	207,773

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,286,383
375	5.000%, 6/01/38	6/16 at 100.00	A–	348,206

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	A	2,182,017

5,500	Jacksonville Port Authority, Florida, Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A2	5,492,190

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	1,036,044

945	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	984,794

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	1,014,546

970	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	970,291

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	965,960

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	844,323
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,319,093

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	1/14 at 100.00	BBB+	1,637,959

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	Aa3 (4)	2,406,259

690	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	701,461

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	796,606
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	6,777,840

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa2	1,992,320

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	4/14 at 100.00	Aa3	3,771,318

	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2013B:
4,490	5.000%, 2/01/29	2/23 at 100.00	A1	4,741,530
3,670	5.000%, 2/01/30	2/23 at 100.00	A1	3,844,142

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
1,825	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	2,081,978
5,000	5.000%, 10/01/23 (Alternative Minimum Tax)	No Opt. Call	A	5,516,650

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	7,036,848

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,654,613

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA–	2,212,380

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	$10,415,400

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA–	1,079,218

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	22,525,862

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	954,090

3,370	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,389,445

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	524,799
625	5.000%, 6/01/32	6/21 at 100.00	A–	612,013
750	5.000%, 6/01/36	6/21 at 100.00	A–	722,933
750	5.125%, 6/01/42	6/21 at 100.00	A–	724,868

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	311,508
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	290,389

2,510	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 17.294%, 10/01/42 (IF) (5)	4/22 at 100.00	A	2,218,664

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/14 at 100.00	N/R (4)	175,900

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	AA	535,455

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	12/13 at 100.00	BBB–	20,035
1,000	5.625%, 12/01/31	12/13 at 100.00	BBB–	1,000,570

2,690	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,397,355

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,738,924

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+	1,475,250

1,880	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	A1	1,821,607

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	2,025,920

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	A1 (4)	707,616

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,962,816

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	A–	1,156,103
1,565	5.625%, 8/01/34	8/14 at 101.00	A–	1,581,120

965	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	969,593

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	559,861

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,083,970

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,979,358

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/13 at 100.00	Baa1	2,096,215

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	35,966

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	121,758

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	174,545

Nuveen Investments	37

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	$93,681

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	14,657

125	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	102,060

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	83,975
305	6.650%, 5/01/40	5/17 at 100.00	N/R	299,635

2,950	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,760,197

705	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	391,049

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	248,300

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,465,770

2,000	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/14 at 100.00	A	1,906,820

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	435,123

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
525	6.000%, 5/01/23	5/14 at 100.00	N/R	526,381
3,750	6.125%, 5/01/35	5/14 at 100.00	N/R	3,753,000
194,470	Total Florida			195,605,083.00

	Georgia – 2.6%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,097,340

1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	A–	848,390

735	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	856,187

1,735	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	2,118,713

265	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	280,773

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	528,005

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	495,460

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	7,289,100

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	1,003,950

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,088,339

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	4,145,680

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,301,749

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	10,734,800

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,278,175

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)
$2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	$2,544,730
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,476,624

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,505,370
4,080	6.125%, 2/15/34	2/14 at 101.00	N/R	3,947,441

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,275,505

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA–	1,060,820

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
955	5.000%, 3/15/22	No Opt. Call	A+	1,063,641
1,000	5.500%, 9/15/28	No Opt. Call	A	1,081,610

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,680,010

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,009,720

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA–	1,017,090
56,390	Total Georgia			58,729,222

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,051,661

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,067,940

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	836,290

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,672,822
5,510	Total Guam			5,628,713

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	1,533,165

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	1,000,050

2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33 (Pre-refunded 11/15/13)	11/13 at 102.00	AA+ (4)	2,046,120

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,116,340
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,389,513
6,750	Total Hawaii			7,085,188

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	Aa2	1,173,900
760	6.250%, 12/01/33	12/18 at 100.00	Aa2	863,504

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	1,094,170
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,165,291
3,825	Total Idaho			4,296,865

	Illinois – 9.2%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,056,340

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	2/14 at 100.00	A–	1,001,370

Nuveen Investments	39

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$974	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	$897,697

3,300	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 3.730%, 6/15/23	12/13 at 100.00	N/R	3,298,581

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	1,544,369
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	A	1,731,144

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	A+	2,104,320

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.590%, 6/01/14 (IF)	No Opt. Call	AAA	4,086,876

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,036,820

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	1/14 at 100.00	AA+	2,000,540

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A	3,059,460

15,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 4.000%, 11/01/37	11/22 at 100.00	AA	12,675,600

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

1,000	0.000%, 2/01/35	2/21 at 100.00	AA	273,480
750	0.000%, 2/01/36	2/21 at 100.00	AA	190,515

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,471,036

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,023,280

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,663,725

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	2/14 at 100.00	BBB	4,999,900

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,384,790

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	911,160
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,093,080

1,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	1,350,945

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,102,600

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	517,930

990	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	11/13 at 100.00	N/R	990,594

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,277,603

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,016,740

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,269,632

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
4,000	4.000%, 5/15/33	5/22 at 100.00	Baa1	3,268,200
4,520	4.250%, 5/15/43	5/22 at 100.00	Baa1	3,480,129

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,257,740

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,756,871

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	518,260

1,520	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,561,146

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,515,003

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	916,838
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,133,620

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A	4,339,088

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
$1,335	6.625%, 11/01/39	5/19 at 100.00	A	$1,482,491
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A	1,848,949

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	6,462,729

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	9,700,110

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	964,100

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,334,200

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,479,674

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,562,880

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,353,854

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,563,308

3,915	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,681,079

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	257,440

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	3,969,920

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	5,750,736
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,094,628
500	5.000%, 3/01/27	3/22 at 100.00	A–	507,455

	Illinois State, General Obligation Bonds, Series 2013:
1,390	5.250%, 7/01/28	7/23 at 100.00	A–	1,412,018
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,810,584

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,342,450

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	564,086

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	2,141,820

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	638,585

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,247,501

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured (Alternative Minimum Tax)	6/22 at 100.00	AAA	2,513,775

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,980,290

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	2,751,000

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	5,822,057

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	836,592

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,417,795
3,000	6.250%, 6/01/24	6/16 at 100.00	A–	3,258,330

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,238,006

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,018,560

	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	9,535,500
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	4,612,350

Nuveen Investments	41

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	$7,566,873

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 101.00	AA+ (4)	1,690,830
230,534	Total Illinois			210,189,577

	Indiana – 3.5%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	BB+	358,186

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29	8/16 at 100.00	A3	1,028,830
500	5.250%, 8/01/36	8/16 at 100.00	A3	510,535

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24 (Pre-refunded 7/15/14)	7/14 at 100.00	Aa2 (4)	1,281,671

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,185	5.250%, 10/15/18	No Opt. Call	A2	3,610,643
5,215	5.250%, 10/15/20	No Opt. Call	A2	5,948,698

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	BB	3,455,397
6,465	7.250%, 7/01/43	7/23 at 100.00	BB	6,506,441

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB	2,303,598
5,240	7.250%, 7/01/43	7/23 at 100.00	BB	5,273,588

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	1,402,436

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,011,240

3,325	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.000%, 8/15/20	No Opt. Call	BBB+	3,314,127

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	2,985,690

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	8,580,600

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,540,892

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Seriess 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,918,721

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,057,606

645	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	705,114

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,695,825

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	3,324,930

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	A3	1,606,852
1,400	5.000%, 4/01/27	4/22 at 100.00	A3	1,454,516
1,560	5.000%, 4/01/29	4/22 at 100.00	A3	1,592,713

700	Lafayette, Indiana, Sewage Works Refunding Revenue Bonds, Series 2013, 5.000%, 1/01/23	No Opt. Call	AA–	815,717

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,023,280
775	5.000%, 1/15/27	7/16 at 100.00	A	779,224

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	5,762,250
77,775	Total Indiana			79,849,320.00

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 1.1%

$2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	$2,307,237

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	531,320

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,503,648

6,850	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	5,823,665

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
2,325	4.000%, 9/01/28	9/23 at 100.00	BBB	2,011,660
2,165	5.000%, 9/01/33	9/23 at 100.00	BBB	2,049,692
5,000	5.000%, 9/01/43	9/23 at 100.00	BBB	4,516,900

4,525	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	4,652,741

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,038,910
26,130	Total Iowa			24,435,773

	Kansas – 1.0%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	570,410

4,540	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	4,965,716

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40 (UB) (5)	1/20 at 100.00	AA–	6,043,920

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA	3,228,015

1,650	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/25	12/22 at 100.00	Baa1	1,730,751

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,939,520

2,685	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,678,610

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,263,984

1,270	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/28	9/22 at 100.00	A+	1,377,429
22,980	Total Kansas			23,798,355.00

	Kentucky – 0.8%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,715,775
2,000	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,128,780

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA–	1,660,920

2,840	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 17.272%, 8/15/42 (IF) (5)	8/21 at 100.00	A+	2,937,440

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,708,845

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,064,860

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,453,700
16,245	Total Kentucky			17,670,320

Nuveen Investments	43

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 2.5%

$3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (4)	$3,173,265

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	3,904,576

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,067,030

5,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	2,100,750

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,073,920

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,158,300

1,130	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	1,204,987

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	25,817,513

2,405	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	2,481,984

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,505,970

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	10,035,000

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	2,997,840
61,560	Total Louisiana			57,521,135.00

	Maine – 0.8%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,121,120
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	10,966,541

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,703,728

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
700	5.000%, 7/01/25	7/23 at 100.00	BBB+	757,393
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	490,484
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,052,410
16,215	Total Maine			17,091,676

	Maryland – 0.2%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,015,844
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,673,403

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	993,560
3,800	Total Maryland			3,682,807

	Massachusetts – 1.6%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,414,380

6,750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	5,949,248

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,032,061

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44 (6), (7)	6/19 at 100.00	N/R	88,299

260	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (6), (7)	12/13 at 100.00	N/R	26,179

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$730	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	$763,646

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.646%, 7/01/29 (IF)	7/19 at 100.00	AA	7,259,651

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	16,497

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	462,115

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,716,257

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,259,937
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	644,028

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	8,068,400

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.414%, 8/01/38 (IF)	8/19 at 100.00	AAA	2,873,544
42,835	Total Massachusetts			37,574,242

	Michigan – 2.5%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,671,737

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2	8,904,366

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,200,200

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,052,789

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–	845,048

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA–	8,059,901

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	3,285,024

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	528,670

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
685	6.000%, 10/01/21	No Opt. Call	BB+	719,250
435	7.000%, 10/01/31	10/21 at 100.00	BB+	456,206
1,000	7.000%, 10/01/36	10/21 at 100.00	BB+	1,036,110

915	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	944,134

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,565,268

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,242,775

1,370	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,229,424

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	766,530
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,063,600

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A	515,975
1,480	5.750%, 11/15/39	11/19 at 100.00	A	1,515,920

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	1,657,285

Nuveen Investments	45

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	$424,916

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	7,201,603
59,510	Total Michigan			57,886,731

	Minnesota – 1.5%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	979,460

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	994,960

5,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20	No Opt. Call	Aa2	5,932,600

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,525,090
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,506,550

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,045,060

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/13 at 100.00	A	95,331

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/13 at 100.00	N/R	2,996,887

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,002,070

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,657,275
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,087,000
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,036,520

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,263,766
32,830	Total Minnesota			35,122,569

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	5,562,000

	Missouri – 1.4%

3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA–	3,579,399

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	2,539,949

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,582,607

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,302,363

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.961%, 5/15/17 (IF)	No Opt. Call	AAA	5,262,914

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–	1,956,550
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–	2,574,250
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–	2,162,125
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–	2,276,120
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–	1,836,300
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–	577,040

1,729	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	2/14 at 100.00	N/R	1,515,953

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	1/14 at 100.00	N/R	$985,466

2,400	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	No Opt. Call	BBB–	2,100,672
52,716	Total Missouri			31,251,708

	Montana – 0.1%

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,476,575

	Nebraska – 0.4%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	3,919,120

1,320	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A	1,372,338

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,130,133
8,070	Total Nebraska			8,421,591

	Nevada – 0.8%

90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	86,242

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,081,600

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	2,052,620

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	4/14 at 100.00	BBB+	2,100,063

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–	2,202,180
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–	1,618,260

2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,568,150

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
160	4.000%, 6/01/19	No Opt. Call	N/R	158,286
135	4.000%, 6/01/20	No Opt. Call	N/R	131,790
1,000	4.000%, 6/01/21	No Opt. Call	N/R	959,890
450	5.000%, 6/01/23	No Opt. Call	N/R	452,750
200	4.250%, 6/01/24	6/23 at 103.00	N/R	187,312

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
995	6.500%, 9/01/20	9/18 at 100.00	N/R	1,049,128
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,905,966

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	425,297
17,440	Total Nevada			17,979,534.00

	New Hampshire – 0.4%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,593,660

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	867,704

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,266,200

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.186%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	4,188,955
8,855	Total New Hampshire			9,916,519

Nuveen Investments	47

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.5%

$4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	$4,530,475

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,682,661

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,824,931
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,823,120

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/14 at 100.00	B	956,970
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,524,336

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	893,375

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18	No Opt. Call	N/R	2,513,430

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	794,208

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,671,794

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
2,185	5.250%, 12/15/20	No Opt. Call	A+	2,582,364
7,000	5.500%, 12/15/23	No Opt. Call	A+	8,379,000

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 12/15/19	No Opt. Call	A+	8,195,880

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,136,110
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,453,932
3,175	5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	3,730,149

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,094,200

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	3,975,926

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA–	2,355,560

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B1	695,311
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,455,880
51,780	Total New Jersey			57,269,612

	New Mexico – 0.4%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,484,446

1,415	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	BBB–	1,272,679

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,034,290

825	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	832,475
10,030	Total New Mexico			9,623,890

	New York – 3.4%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,162,172
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,217,445

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,964,074

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	$5,216,921

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,754,694

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.543%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,251,160
2,335	13.532%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,627,949

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	424,480

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,841,666

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,422,580

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,025,770
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,012,175

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,687,768

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	10/17 at 100.00	N/R	1,259,610
1,000	5.875%, 10/01/46 (9)	10/17 at 102.00	N/R	419,870

1,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	955,780

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	820,076

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	1,376,295

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.252%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,166,720

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,292,100

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	2/14 at 100.00	AA	5,025

11,560	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	11,681,727

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,110,979

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,476,836

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	2,703,215
1,515	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,542,512
1,000	5.000%, 3/15/26 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,018,160

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,106,320

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	855,134

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,232,876

560	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	651,958

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,632,554
77,250	Total New York			77,916,601.00

Nuveen Investments	49

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 0.8%

$2,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	$1,891,720

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.449%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,118,289

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	964,700

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.443%, 10/01/21 (IF)	10/16 at 100.00	AA+	3,326,842
585	27.662%, 10/01/34 (IF)	10/15 at 100.00	AA+	977,968

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,180,420

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,225,570

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Lutheran Services for the Aging, Series 2012A:
1,000	5.000%, 3/01/37	No Opt. Call	N/R	898,320
500	5.000%, 3/01/42	No Opt. Call	N/R	442,120

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,580,348

1,160	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A, 5.000%, 10/01/24	10/22 at 100.00	A–	1,258,008

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,155,020
15,525	Total North Carolina			18,019,325

	North Dakota – 0.2%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	2,585,724

2,100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/27	12/21 at 100.00	A–	2,013,879
4,685	Total North Dakota			4,599,603

	Ohio – 3.4%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA–	2,448,709

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	B–	965,811
1,420	5.875%, 6/01/30	6/17 at 100.00	B	1,156,604
3,990	5.750%, 6/01/34	6/17 at 100.00	B	3,124,170
4,145	5.875%, 6/01/47	6/17 at 100.00	B	3,219,877

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	3,073,200
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	2,068,000

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA (4)	1,029,820

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (4)	2,569,725

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,186,741

4,420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Tender Option Bond Trust 4152, 17.985%, 5/01/20 (IF) (5)	No Opt. Call	Aa2	4,480,731

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,287,527

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,402,133

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	$696,500

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,310,254

2,240	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	2,405,805

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,026,960

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,506,030

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,652,950

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,485,695

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14)	6/14 at 100.00	A–(4)	1,585,923

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	2,650,745

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	N/R	2,429,653
1,250	5.000%, 12/01/22	No Opt. Call	N/R	1,234,700
3,000	5.750%, 12/01/32	12/22 at 100.00	N/R	2,911,950
2,000	6.000%, 12/01/42	12/22 at 100.00	N/R	1,948,900

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,015,450

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,058,520
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,432,475
78,110	Total Ohio			77,365,558

	Oregon – 0.6%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,450,652

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,006,750

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,625,225

1,040	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,058,720

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,601,973

835	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/30	6/22 at 100.00	A1	868,759
13,930	Total Oregon			14,612,079

	Pennsylvania – 4.3%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,179,079

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	887,740

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,063,680

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,062,860

1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	1,363,500

Nuveen Investments	51

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,525	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	$2,533,585

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	750,001

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.906%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,254,327

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
6,145	6.125%, 2/01/28	2/15 at 100.00	N/R	6,144,631
500	6.250%, 2/01/35	2/15 at 100.00	N/R	492,435

1,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/29	5/22 at 100.00	A–	1,131,911

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,064,015

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,393,793

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,198,620

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%,s 10/01/25	10/19 at 100.00	AA+	541,984

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,125,012

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	14,629,200

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	481,085

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA–	5,131,093

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	2,013,520

210	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	4/14 at 100.00	A	210,336

585	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	590,218

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,636,731

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	9,596,005

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA–	2,497,368

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1	2,602,166

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2	5,452,044

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,174,360

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	A1	1,718,032

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	16,615,370

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,200	5.750%, 1/01/26	1/16 at 100.00	N/R	1,202,556
1,400	5.875%, 1/01/32	1/16 at 100.00	N/R	1,372,322
99,365	Total Pennsylvania			99,109,579

	Puerto Rico – 1.1%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–	1,029,918

10,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project Bonds, Series 2011B, 5.250%, 12/15/26	12/21 at 100.00	BBB–	7,406,700

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
$850	5.500%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	$798,082
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	805,040

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,767,538

5,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	AA–	815,400

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,580,014
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	3,016,650
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	3,443,371
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	2,214,518

1,180	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	1,123,030

80	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1999, 5.250%, 7/01/18	No Opt. Call	AA	70,368
34,530	Total Puerto Rico			26,070,629

	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,855	6.125%, 6/01/32	12/13 at 100.00	BBB+	1,839,659
1,360	6.250%, 6/01/42	12/13 at 100.00	BBB–	1,324,599
3,215	Total Rhode Island			3,164,258

	South Carolina – 0.2%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	711,088

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	560,981

1,135	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	Aa1	1,190,070

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	2,247,080
4,315	Total South Carolina			4,709,219

	South Dakota – 0.7%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,673,850

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2	1,075,540

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+	1,422,498

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,155,100

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	7,305,255

750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	A	732,225
14,400	Total South Dakota			15,364,468

	Tennessee – 1.1%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	3,707,911

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	596,751
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,711,275

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,134,460

Nuveen Investments	53

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	$1,104,410

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	780,984
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	811,784
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,761,338

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	131,926

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,440	5.000%, 11/01/26	11/21 at 100.00	BBB+	1,530,302
1,000	5.000%, 11/01/27	11/21 at 100.00	BBB+	1,052,720
250	5.000%, 11/01/28	11/21 at 100.00	BBB+	260,710
255	5.000%, 11/01/29	11/21 at 100.00	BBB+	263,142

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,049,500

800	Shelby County, Tennessee, General Obligation Bonds, Public Improvement & School Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+	935,944

200	Shelby County, Tennessee, General Obligation Bonds, Public Improvement & School Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	238,878

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	2,113,840

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	2,400

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,114,460
24,915	Total Tennessee			25,302,735

	Texas – 9.7%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	5,508,096

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,833,253

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA–	2,493,255

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,900,295

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	1,858,303

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	3,486,360

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012:
2,745	5.000%, 8/15/32	8/22 at 100.00	BBB	2,641,239
2,750	5.000%, 8/15/42	8/22 at 100.00	BBB	2,526,233

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,323,938

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,165,268

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,841,985
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,626,645

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
1,775	5.000%, 11/01/18	No Opt. Call	A+	2,071,123
20	5.000%, 11/01/35	11/20 at 100.00	A+	20,366

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,411,061

500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA	507,050

5,500	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/32	7/22 at 100.00	BBB+	5,214,990

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	$1,024,464

1,030	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 4.000%, 11/15/32	11/22 at 100.00	A–	912,559

3,775	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	3,611,278

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	2,604,500

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,122,150

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/13 at 100.00	A	5,011,850
6,500	5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A	6,502,080
7,800	5.250%, 11/15/30 – NPFG Insured	11/13 at 100.00	A	7,799,532
2,500	5.375%, 11/15/41 – NPFG Insured	11/13 at 100.00	A	2,499,850

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	2,992,170

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,053,415

1,270	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,372,248

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa2	3,000,000

10,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	10,586,429

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,025,530
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,507,600

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 (Pre-refunded 2/15/14) – AMBAC Insured	2/14 at 100.00	AA (4)	1,207,600

8,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-2, 4.000%, 6/01/30	6/23 at 100.00	A–	7,197,200

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	4,941,135

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,127,460

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA+	2,163,580
10,880	0.000%, 9/01/45	9/31 at 100.00	AA+	8,263,578

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,395,430

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,223,040

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34 (Pre-refunded 12/01/13)	12/13 at 100.00	A+ (4)	1,004,890

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	573,904

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,565,900

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,482,120

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	Aa2	1,097,210
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	Aa2	1,072,230

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	Aa2	1,063,040

Nuveen Investments	55

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA-	$9,753,484

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,611,408

940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	970,794

790	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	890,836

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	4,849,500

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	914,155

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	7,701,427

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,535,774

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	925,280

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.846%, 2/01/17 (IF)	No Opt. Call	AAA	2,202,130

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	18,339,000

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,300,455
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	3,885,447

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	817,815

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	1,911,820

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	527,675
217,535	Total Texas			220,570,432

	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
905	5.600%, 7/15/22	No Opt. Call	BB+	904,294
850	6.300%, 7/15/32	7/22 at 100.00	BB+	826,812

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	959,270

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
465	6.250%, 6/15/28	6/17 at 100.00	N/R	442,317
950	6.500%, 6/15/38	6/17 at 100.00	N/R	879,881

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,276,575

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,144,704

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,276,486
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	3,787,027
12,210	Total Utah			12,497,366

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont – 0.2%

$1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	$976,730

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Baa2	1,936,006
1,000	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,055,030
3,815	Total Vermont			3,967,766

	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	509,170

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,706,672
2,980	Total Virgin Islands			3,215,842

	Virginia – 1.2%

805	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/14 at 100.00	AA+	806,819

	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A:
1,000	4.000%, 7/15/20	No Opt. Call	BBB	1,059,840
900	5.000%, 7/15/21	No Opt. Call	BBB	994,167
930	5.000%, 7/15/22	No Opt. Call	BBB	1,021,252
1,720	4.000%, 7/15/24	7/22 at 100.00	BBB	1,726,811

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–	1,404,375

2,000	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,142,920

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	2,575,240

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39 (Pre-refunded 7/01/14)	7/14 at 102.00	N/R (4)	1,073,470

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,014,075

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,498,444
6,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	6,493,894
31,605	Total Virginia			27,811,307

	Washington – 2.7%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+	6,612,295

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.643%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,227,686

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,473,839

	King County, Washington, General Obligation Sewer Bonds, Series 2005:
5,115	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa1 (4)	5,399,394
1,885	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AAA	1,989,806

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.461%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	2,681,958

1,540	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,779,747

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
750	5.000%, 12/01/20	No Opt. Call	Baa2	822,150
290	5.000%, 12/01/21	No Opt. Call	Baa2	313,473
9,000	5.000%, 12/01/37	12/23 at 100.00	Baa2	8,500,320

Nuveen Investments	57

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$2,055,580

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	3,544,156

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27	12/21 at 100.00	Baa3	2,779,912
2,435	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,109,246

2,315	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 3295, 18.172%, 4/01/20 (IF) (5)	No Opt. Call	AA	2,360,837

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,044,290

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	703,758

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa3	2,174,780
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa3	2,153,720

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,109,680

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,114,663

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,036,432

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.457%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,538,268
58,980	Total Washington			61,525,990

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	507,260

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,052,620

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,005,760

2,520	Total West Virginia			2,565,640

	Wisconsin – 3.7%

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A1	2,866,481

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,426,500

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,446,440
5,000	6.250%, 12/01/42	No Opt. Call	N/R	4,418,700

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,583,600

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
390	5.500%, 10/01/22	No Opt. Call	N/R	380,071
375	6.000%, 10/01/32	10/22 at 100.00	N/R	348,195

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A1	2,521,580

1,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	2,100,589

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,103,420

58	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39		6/20 at 100.00	Baa2		$1,292,718

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29		5/14 at 100.00	BBB+		3,049,440

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39		10/21 at 100.00	A+		14,245,043

1,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/27		8/22 at 100.00	BBB+		1,520,977

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	4.250%, 2/15/32		2/22 at 100.00	A–		897,970
1,000	5.000%, 2/15/40		2/22 at 100.00	A–		987,670

20,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32		6/22 at 100.00	A2		20,145,000

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32		8/22 at 100.00	A+		7,146,790

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39		2/19 at 100.00	A+		646,438

1,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)		2/14 at 100.00	A+	(4)	1,834,524

5,185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43		8/23 at 100.00	A–		4,949,134

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30		8/16 at 100.00	A–		2,541,312

1,765	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured		7/15 at 100.00	A1		1,840,083

83,210	Total Wisconsin					84,292,675

	Wyoming – 0.7%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39		7/19 at 100.00	A1		2,169,400

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31		3/21 at 100.00	A3		4,814,640

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26		8/19 at 100.00	A2		1,079,130

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27		12/21 at 100.00	BBB		840,760
2,500	6.000%, 12/01/36		12/21 at 100.00	BBB		2,658,475

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40		6/21 at 100.00	BBB		4,034,346
14,450	Total Wyoming					15,596,751
$2,349,041	Total Municipal Bonds (cost $2,187,741,603)					2,248,515,954

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)		Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$129	Las Vegas Monorail Company, Senior Interest Bonds (7), (10)	5.500%	7/15/19	N/R		$23,303

37	Las Vegas Monorail Company, Senior Interest Bonds (7), (10)	3.000%	7/15/55	N/R		4,930
$166	Total Corporate Bonds (cost $6,584)					28,233
	Total Long-Term Investments (cost $2,187,748,187) – 98.4%					2,248,544,187
	Floating Rate Obligations – (0.8)%					(18,520,000)
	Other Assets Less Liabilities – 2.4%					56,050,675
	Net Assets – 100%					$2,286,074,862

Nuveen Investments	59

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(9)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

60	Nuveen Investments

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 103.2%

	MUNICIPAL BONDS – 103.2%

	Arizona – 3.6%

$250	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	$236,410

500	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	555,830

345	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A1	380,138

130	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	139,788

1,110	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Project, Series 2009A, 4.950%, 10/01/20	No Opt. Call	BBB	1,183,493

400	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/21	No Opt. Call	AA–	466,492
2,735	Total Arizona			2,962,151

	California – 6.9%

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	328,918

165	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	175,908

120	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	142,934

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A2	898,816

210	California Statewide Communities Development Authority, Insured Revenue Refunding Bonds, Rady Children’s Hospital of San Diego, Series 2006A, 5.000%, 8/15/23 – NPFG Insured	8/16 at 100.00	A+	227,050

130	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB–	136,403

500	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	401,870

200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – NPFG Insured	1/14 at 100.00	A	198,642

525	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A2	602,296

1,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	B	930,500

175	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	196,812

70	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	78,678

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	845,208

585	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/22 – NPFG Insured	No Opt. Call	A	370,931

170	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/24	11/22 at 100.00	AA	193,858
5,805	Total California			5,728,824

	Colorado – 7.7%

300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/22	No Opt. Call	Aa2	352,494

Nuveen Investments	61

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	$630,080

150	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.250%, 12/01/22 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	157,917

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,119,050

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA–	1,098,610

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	386,941

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	A	783,270

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,330,038

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	528,280
6,280	Total Colorado			6,386,680

	Connecticut – 0.2%

190	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	194,163

	District of Columbia – 0.9%

155	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	161,384

100	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA	113,607

250	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	280,850

140	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	155,820
645	Total District of Columbia			711,661

	Florida – 7.9%

240	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	257,592

1,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	924,900

115	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	116,860

1,000	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012, 4.000%, 10/01/19	No Opt. Call	AA	1,121,890

500	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/22	No Opt. Call	Aa2	590,040

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
1,000	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	900,120
835	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	707,437

450	Miami, Florida, Limited Ad Valorem Tax Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2009, 5.000%, 1/01/19	No Opt. Call	A3	484,938

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	722,753

500	Saint Lucie County School Board, Florida, Refunding Certificates of Participation, Florida Master Lease Program, Series 2013A, 5.000%, 7/01/24	7/23 at 100.00	Aa3	564,105

100	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	115,754
6,360	Total Florida			6,506,389

	Georgia – 1.4%

150	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA–	160,526

150	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C, Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	174,732

5	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A	5,506

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$990	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	$809,374
1,295	Total Georgia			1,150,138

	Guam – 0.9%

640	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	742,650

	Idaho – 0.1%

75	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	Aa2	88,043

	Illinois – 7.9%

295	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1999B, 5.250%, 12/01/18 – FGIC Insured	No Opt. Call	A	337,415

280	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A+	308,501

270	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17 (5)	No Opt. Call	AA	304,555

500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/21	No Opt. Call	A–	556,465

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 – AGM Insured	4/18 at 100.00	A2	364,956

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	A+	372,655

740	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	766,529

685	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	743,931

130	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A–	138,856

250	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A	231,883

180	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	200,336

485	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	551,799

210	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	239,885

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA–	701,580

1,500	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/28	No Opt. Call	Aa2	714,090
7,185	Total Illinois			6,533,436

	Indiana – 3.7%

965	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012A, 5.000%, 2/01/26	2/22 at 100.00	BBB+	1,035,156

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	553,995

290	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Series 2011N, 5.000%, 3/01/25	3/21 at 100.00	AA–	310,004

500	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	565,800

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	488,580

30	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	34,972

60	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	70,902
2,805	Total Indiana			3,059,409

	Iowa – 2.4%

1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	971,880

Nuveen Investments	63

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A, 5.000%, 10/01/23	4/14 at 100.00	BB	$982,350
2,000	Total Iowa			1,954,230

	Kansas – 3.2%

600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	666,132

1,025	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,179,273

1,225	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	817,688
2,850	Total Kansas			2,663,093

	Kentucky – 1.9%

125	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	139,968

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	394,204
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	526,633

115	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2, 0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	73,003

200	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27 (5)	2/22 at 100.00	AAA	227,114

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	140,405

110	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	111,034
1,585	Total Kentucky			1,612,361

	Louisiana – 3.8%

100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	BBB–	106,686

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A–	200,970

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,131,300

500	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA–	537,030

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (5)	No Opt. Call	AA–	1,188,616
2,815	Total Louisiana			3,164,602

	Maine – 0.8%

250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	Baa1	271,645

165	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA–	174,006

175	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	196,749
590	Total Maine			642,400

	Massachusetts – 1.1%

140	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	145,328

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	BBB+	111,144

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
530	5.000%, 1/01/21 – AMBAC Insured	1/14 at 100.00	N/R	519,654
110	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	101,204
880	Total Massachusetts			877,330

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 5.6%

$85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	$99,998

1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/26 – AGM Insured	No Opt. Call	Aa2	1,066,870

75	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	A–	46,427

505	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	456,060

500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	486,660

220	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	A	137,555

350	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	A	349,990

420	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	A	423,994

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
200	5.000%, 10/01/17	No Opt. Call	BBB–	216,674
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	553,905
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	209,576

85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	89,250

110	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	120,414

125	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	137,955

200	Wayne Charter County, Michigan, General Obligation Bonds, Capital Improvements Series 2008A, 4.500%, 2/01/27 – AGM Insured	2/18 at 100.00	AA–	200,666
4,565	Total Michigan			4,595,994

	Minnesota – 0.4%

335	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	353,381

	Montana – 0.3%

250	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 4.375%, 7/01/29	1/23 at 100.00	N/R	221,910

	Nebraska – 0.9%

185	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A	192,585

200	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/24	4/22 at 100.00	A	226,612

295	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A1	334,471
680	Total Nebraska			753,668

	Nevada – 0.8%

365	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA–	410,662

230	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/25	6/22 at 100.00	AA+	260,089
595	Total Nevada			670,751

	New Jersey – 3.4%

440	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/19 (Alternative Minimum Tax)	3/14 at 100.00	B	427,834

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Drew University, Series 2003C, 5.250%, 7/01/20 – FGIC Insured	No Opt. Call	Baa1	1,127,290

110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	121,272

175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	209,475

Nuveen Investments	65

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	$462,647

200	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	225,292

50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	56,579

210	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	194,998
2,605	Total New Jersey			2,825,387

	New York – 3.5%

250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/23	No Opt. Call	BBB–	271,115

300	Dormitory Authority of the State of New York, Revenue Bonds, Culinary Institute of America, Series 2012, 5.000%, 7/01/21	No Opt. Call	Baa2	335,265

445	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	490,706

205	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/19	No Opt. Call	A	240,348

240	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	252,566

370	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 5.000%, 6/01/25	6/22 at 100.00	Aa3	396,048

500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	542,390

180	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16 (5)	No Opt. Call	AAA	204,811

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	AA–	119,044

60	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	69,853
2,650	Total New York			2,922,146

	North Carolina – 2.8%

335	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 4.000%, 10/01/21	No Opt. Call	A1	364,229

200	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	224,282

530	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/18	No Opt. Call	BBB	566,745

100	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 (Pre-refunded 10/01/14) – AGC Insured	10/14 at 100.00	AA– (4)	105,004

775	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21	No Opt. Call	AA	926,125

145	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–	160,941
2,085	Total North Carolina			2,347,326

	North Dakota – 0.5%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	413,228

	Ohio – 7.1%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	113,143

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
175	5.000%, 6/01/16	No Opt. Call	A1	187,828
165	5.000%, 6/01/17	No Opt. Call	Baa1	180,475

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	$427,350

265	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	315,268

285	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.250%, 12/01/25	12/20 at 100.00	Aa2	319,043

2,000	Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2013A, 0.000%, 12/01/26	No Opt. Call	AA	1,167,000

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,000	5.000%, 10/01/22	No Opt. Call	A1	1,152,470
140	5.000%, 10/01/24	10/22 at 100.00	A1	156,244

635	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	695,338

470	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured (5)	No Opt. Call	AA	555,263

500	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/21	No Opt. Call	Aa3	581,395
6,235	Total Ohio			5,850,817

	Pennsylvania – 6.3%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	882,806

645	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	702,728

210	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/21	1/19 at 100.00	Aaa	243,682

	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013:
740	5.000%, 6/01/19	No Opt. Call	BBB	831,027
890	5.000%, 6/01/20	No Opt. Call	BBB	994,851
935	5.000%, 6/01/21	No Opt. Call	BBB	1,040,926

135	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	144,778

155	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA	175,255

200	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A1	225,474
4,750	Total Pennsylvania			5,241,527

	Rhode Island – 1.3%

895	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2012B, 5.000%, 11/01/22	No Opt. Call	A	1,039,847

	South Carolina – 1.2%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	369,985

585	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A–	646,396
1,085	Total South Carolina			1,016,381

	South Dakota – 0.2%

120	South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue Bonds Series 2013B, 5.000%, 6/01/24	6/23 at 100.00	A–	133,117

	Tennessee – 0.6%

245	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	279,621

200	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	216,566
445	Total Tennessee			496,187

	Texas – 6.3%

500	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	518,540

Nuveen Investments	67

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,150	Brazoria County, Texas, Certificates of Obligation, Series 2012, 5.000%, 3/01/21 (5)	No Opt. Call	AA+	$1,362,451

500	Central Texas Regional Mobility Authority, Texas, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	Baa3	501,425

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	204,893

125	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/14 – NPFG Insured	11/13 at 92.35	A	118,378

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	A	476,004

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	A	71,663

170	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A+	188,945

220	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/32	2/15 at 103.00	BBB–	219,485

200	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/21	No Opt. Call	A2	226,718

615	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/18	No Opt. Call	BBB+	704,778

400	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	468,880

150	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/21	No Opt. Call	A–	167,148
5,330	Total Texas			5,229,308

	Utah – 1.7%

305	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	347,636

935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A1	1,083,824
1,240	Total Utah			1,431,460

	Virginia – 1.3%

350	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/22	No Opt. Call	BBB	384,342

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
200	0.000%, 7/01/25	No Opt. Call	BBB–	107,962
690	0.000%, 7/01/26	No Opt. Call	BBB–	347,194

250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	248,823
1,490	Total Virginia			1,088,321

	Washington – 2.4%

1,000	Issaquah School District 411, King County, Washington, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/25	12/22 at 100.00	Aaa	1,146,610

265	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa3	295,608

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19	No Opt. Call	Baa3	525,160
1,765	Total Washington			1,967,378

	Wisconsin – 2.0%

130	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/21	No Opt. Call	Aa3	147,440

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A–	1,116,602

145	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18	8/16 at 100.00	A–	156,397

205	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	241,908
1,495	Total Wisconsin			1,662,347

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.2%

$180	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	$196,268
$83,930	Total Long-Term Investments (cost $88,319,616) – 103.2%			85,434,309

	Other Assets Less Liabilities – (3.2)% (6)			(2,609,408)
	Net Assets – 100%			$82,824,901

Investments in Derivatives as of October 31, 2013

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency (8)	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$4,000,000	Receive	CPURNSA	2.560%	12/31/18	12/28/12	12/28/18	$(136,138)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	12/28/12	12/28/19	(172,337)
Barclays PLC	5,000,000	Receive	CPURNSA	2.693	2/03/20	2/01/13	2/01/20	(185,518)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/06/18	2/05/13	2/05/18	(160,663)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	2/08/13	2/08/19	(89,190)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	2/19/13	2/19/22	(320,234)
Barclays PLC	8,000,000	Receive	CPURNSA	2.773	4/04/23	4/03/13	4/03/23	(282,842)
Barclays PLC	6,000,000	Receive	CPURNSA	2.568	5/21/24	5/20/13	5/20/24	(71,586)
Barclays PLC	3,800,000	Receive	CPURNSA	2.480	5/25/18	5/24/13	5/24/18	(95,923)
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	9/30/13	9/30/21	(117,165)
JPMorgan	5,000,000	Receive	CPURNSA	2.350	3/16/16	3/15/13	3/15/16	(89,999)
JPMorgan	5,000,000	Receive	CPURNSA	2.655	3/18/19	3/15/13	3/15/19	(163,052)
JPMorgan	4,000,000	Receive	CPURNSA	2.600	4/25/23	4/24/13	4/24/23	(82,659)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	3/01/21	2/27/13	2/27/21	(210,821)
Morgan Stanley	4,000,000	Receive	CPURNSA	2.700	4/11/22	4/08/13	4/08/22	(125,307)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	8/07/13	8/07/24	(38,756)
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	9/27/13	9/27/17	(65,113)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	11/05/13	11/05/18	(86,712)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.468	11/15/16	11/14/13	11/14/16	(51,727)
	$90,850,000							$(2,545,742)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives transactions.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each consumer price index swap contract.

(8)	Fixed Rate Payment is due one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	69

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.1%

	MUNICIPAL BONDS – 98.1%

	Alabama – 0.8%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Seriess 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,175,890
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,353,502

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,669,012
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,092,551

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,251,486

10,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	B	10,000,000

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,242,880

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,730,096

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,741,425
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,487,160
30,075	Total Alabama			31,744,002

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,399,330

400	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	397,064

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	4,582,860
9,400	Total Alaska			8,379,254

	Arizona – 4.1%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–	4,554,495

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,354,139
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,374,471

1,000	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%, 4/01/17	4/14 at 100.00	A	1,019,330

	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,316,000
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,686,734
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,989,178

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	158,643

1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA–	2,178,779

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	34,234
40	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	46,523
5,120	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,991,475
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,864,290
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	6,972,569
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,435,175

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
$1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	$1,103,870
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,187,067

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	6,534,420

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB+	2,938,614

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,129,020

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,482,804

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	618,895

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	328,544
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	322,976

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R (4)	2,795,101

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,991,492

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+	2,274,320
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	10,480,544

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	BBB	2,383,861

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB	1,223,388

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,105,790
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,093,340

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA–	3,009,304

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa2 (4)	11,044,660

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	3,367,320

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.696%, 6/01/19 (IF)	No Opt. Call	Aa1	5,867,836

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,087,360

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2	1,454,558

359	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13 (ETM)	No Opt. Call	N/R (4)	360,066
145,139	Total Arizona			158,161,185

	Arkansas – 0.9%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA–	1,610,228

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA–	7,528,515
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA–	7,287,558

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,388,906
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,133,800

5,395	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	5,247,824

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	619,269

Nuveen Investments	71

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)
$1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	$1,210,162
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,262,167
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,315,156

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,114,960

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,075,470

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,283,500
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,040,040
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,208,688
32,160	Total Arkansas			34,326,243

	California – 7.3%

1,215	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004, 5.000%, 8/15/17	8/14 at 100.00	A	1,248,206

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,673,474

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,767,934

2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	1,987,220

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
2,185	5.000%, 10/01/22	No Opt. Call	A	2,554,418
1,860	5.000%, 10/01/23	No Opt. Call	A	2,165,728
5,000	5.000%, 10/01/24	10/23 at 100.00	A	5,747,950

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	976,985

1,060	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	1,227,310

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA	8,646,150

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	1,008,430

12,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	12,297,653

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	563,500

4,440	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	4,733,528

3,160	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,763,939

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,230,159

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,463,990

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,660,303

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,566,740

8,075	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%,s 6/01/14	12/13 at 100.00	A2	8,110,934

3,940	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	3,957,415

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,553,350

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
$2,000	5.000%, 7/01/20	7/19 at 100.00	Aa2	$2,360,200
6,000	5.250%, 7/01/21	7/19 at 100.00	Aa2	7,161,420

5,945	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa2	6,147,546

1,825	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	1,887,050

500	California State, General Obligation Bonds, Series 2004, 5.125%, 4/01/24	4/14 at 100.00	A1	509,605

1,500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	A1 (4)	1,518,270

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1	566,380
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,137,690

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	11/13 at 100.00	A1	15,060

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	703,584

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A	1,010,100

1,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB–	1,259,100

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,036,900

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	2/14 at 100.00	BBB+	1,120,224

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	A	3,262,314
4,095	0.000%, 11/01/28	11/21 at 56.33	A	1,479,360

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,685	5.000%, 1/01/22	No Opt. Call	BBB–	1,789,858
1,530	5.000%, 1/01/23	No Opt. Call	BBB–	1,626,436
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,722,750
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,378,782

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	571,855
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,254,757

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	2,159,388

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,770	5.000%, 6/01/17	No Opt. Call	Baa1	8,498,748
11,980	4.500%, 6/01/27	6/17 at 100.00	B	10,246,254

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	700,843

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA–	6,529,663

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,031,217

3,105	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	3,241,092

405	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34 (Pre-refunded 6/01/15)	6/15 at 100.00	Aa2 (4)	435,468

1,140	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34	No Opt. Call	AA+	1,192,132

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,414,738
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,333,159
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,175,440

Nuveen Investments	73

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,475	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	$995,979

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	11,371,200

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	11,371,200

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–	1,089,390

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/14 at 100.00	A2	6,004,680

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	5,710,640

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA–	1,405,246
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA–	1,520,090
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA–	2,783,764

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–	6,682,340

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A	2,868,210
1,120	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A	1,255,834

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	1,770,850

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	585,559
2,000	0.000%, 10/01/36	No Opt. Call	A–	487,560

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,030,650

9,310	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2004T, 5.000%, 5/15/30 (Pre-refunded 5/15/14) – BHAC Insured	5/14 at 100.00	AA+ (4)	9,553,550

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,256,140

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	597,552

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,826,702

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1	949,960

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A	5,023,480

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	1,082,650

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 95.72	AA (4)	1,899,080

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,673,150
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,785,933
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,913,287

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,663,225
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,315,620

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa1	1,351,147
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa1	1,605,313
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa1	1,802,177
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa1	1,433,372
500	6.500%, 8/01/26	8/19 at 100.00	Baa1	566,120

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,580	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	$2,744,991

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,050,247

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,372,828

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	2,319,480

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,046,875

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,061,406

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	3/14 at 100.00	A2	833,077
287,980	Total California			281,043,253

	Colorado – 3.5%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,368,630

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A	5,340,022

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	BBB–	175,712

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA–	1,121,430

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	17,853,432

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA–	786,190

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,730,505

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A:
600	5.250%, 1/01/14	No Opt. Call	N/R	600,276
620	5.250%, 1/01/15	No Opt. Call	N/R	621,798

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A–	315,881

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB–	1,530,382

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	6,960,173

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	8,674,400

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+	529,835

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–	1,097,170
1,000	5.250%, 6/01/18	6/16 at 100.00	A–	1,073,850

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2	1,298,325

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	3/14 at 100.00	A3	642,010

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2	1,722,030

	Colorado State, Certificates of Participation, Colorado Penitentiary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–	149,859
1,390	4.000%, 3/01/15	No Opt. Call	Aa2	1,459,000

Nuveen Investments	75

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	$1,520,130

6,050	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+	6,735,405

4,025	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	A1 (4)	4,568,295

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	11,446,050

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	5,798,273

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
6,600	4.000%, 12/01/21	No Opt. Call	AA+	7,416,222
6,445	4.000%, 12/01/22	No Opt. Call	AA+	7,205,639

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	5,301,700

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	2,693,800

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	1,631,340

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,500	5.000%, 12/15/20	No Opt. Call	Aa2	1,799,415
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,651,864
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,804,253

260	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	267,626

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–	2,221,060

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	984,190

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,428,223

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	821,005

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,420,480
500	5.000%, 12/01/20	No Opt. Call	N/R	523,920

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,198,890

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA–	1,452,889

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,000,838

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,310,472
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,078,923

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,079,930
133,390	Total Colorado			133,411,742

	Connecticut – 0.1%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R	1,022,600

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/14 at 100.00	BBB	3,473,505
4,470	Total Connecticut			4,496,105

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB–	937,680
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB–	3,711,715
4,995	Total Delaware			4,649,395

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.9%

$3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	$3,619,380

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,750	5.875%, 5/15/14	11/13 at 100.00	A1	3,762,113
4,130	6.250%, 5/15/24	11/13 at 100.00	A1	4,150,526
2,980	6.500%, 5/15/33	No Opt. Call	Baa1	3,102,746

10,165	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	4/14 at 100.00	AA+	12,270,070

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	AA–	499,388
1,715	6.500%, 10/01/23	10/19 at 100.00	AA–	1,966,299
825	6.500%, 10/01/24	10/19 at 100.00	AA–	937,794

3,665	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,107,256
31,530	Total District of Columbia			34,415,572

	Florida – 6.2%

1,615	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	1,849,660

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
150	5.000%, 6/01/15	No Opt. Call	A+	160,311
3,160	5.000%, 6/01/18	No Opt. Call	A+	3,607,835
200	5.000%, 6/01/19	No Opt. Call	A+	228,868

125	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.250%, 6/01/17	No Opt. Call	A+	142,073

1,045	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	2/14 at 100.00	B3	1,045,125

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,310,642

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,660	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	13,401,370
33,180	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	37,205,687

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
35	5.000%, 6/01/16	No Opt. Call	A+	38,585
85	5.000%, 6/01/18	No Opt. Call	A+	97,046
480	5.000%, 6/01/19	No Opt. Call	A+	549,283
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,178,891

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	2,918,680

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,408,238

2,380	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,418,485

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA	2,230,040

	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012:
2,240	5.000%, 10/01/20	No Opt. Call	AA	2,637,174
2,250	5.000%, 10/01/21	No Opt. Call	AA	2,644,200
4,605	5.000%, 10/01/27	No Opt. Call	AA	5,061,540

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2013C:
4,275	5.250%, 10/01/27	10/23 at 100.00	Aa2	4,792,446
5,575	5.250%, 10/01/28	10/23 at 100.00	Aa2	6,179,219
5,530	5.250%, 10/01/29	10/23 at 100.00	Aa2	6,048,438
8,085	5.250%, 10/01/30	10/23 at 100.00	Aa2	8,719,834

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/23	No Opt. Call	Aa2	2,349,780
2,000	5.000%, 10/01/24	No Opt. Call	Aa2	2,274,800

Nuveen Investments	77

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	$2,715,577

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,055,249
3,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	3,399,600
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,635,350

6,285	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,324,910

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,197,750

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3	1,694,007
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3	2,244,114
5,015	5.250%, 4/01/30	4/20 at 100.00	Aa3	5,296,793

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/35	10/22 at 100.00	A+	5,148,450

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA–	5,355,500

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	2,188,326

3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	3,629,602

2,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/25	No Opt. Call	AA	2,367,920

3,005	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012, 5.000%, 7/01/20	No Opt. Call	A	3,519,997

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,098,400

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	11,179,723

22,980	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	24,491,165

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+	6,340,866

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
550	5.000%, 9/01/22	No Opt. Call	A+	636,933
600	5.000%, 9/01/23	9/22 at 100.00	A+	682,830
1,220	3.125%, 9/01/24	9/22 at 100.00	A+	1,168,162
1,250	5.000%, 9/01/25	9/22 at 100.00	A+	1,384,663
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,625,325
1,200	5.000%, 9/01/28	No Opt. Call	A+	1,287,576
5,500	4.000%, 9/01/33	No Opt. Call	A+	4,960,450

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	382,795
219,670	Total Florida			237,510,283

	Georgia – 1.1%

	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B:
2,000	5.000%, 1/01/23	No Opt. Call	A+	2,304,960
1,500	5.000%, 1/01/28	No Opt. Call	A+	1,626,390

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA–	2,145,460

2,220	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,586,034

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,300,900
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,739,295
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,131,068
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	9,793,616

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BB–	1,008,460

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,295,525

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
$675	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+	$683,924
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	278,913

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	2/14 at 100.00	N/R	4,503,150

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,152,520
37,285	Total Georgia			40,550,215

	Hawaii – 0.2%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A2	5,133,900

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A2	1,074,774

1,250	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	11/13 at 100.00	N/R	1,253,038
7,275	Total Hawaii			7,461,712

	Idaho – 0.2%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	Aa2	3,521,700

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	466,488
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,322,698

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–	1,106,530
5,750	Total Idaho			6,417,416

	Illinois – 9.0%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	2,027,496

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	Aa3	1,100,624
2,550	0.000%, 1/01/31	7/23 at 68.94	Aa3	936,666
2,750	0.000%, 1/01/32	7/23 at 65.28	Aa3	944,515
4,000	0.000%, 1/01/33	7/23 at 61.69	Aa3	1,288,160

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.590%, 6/01/14 (IF)	No Opt. Call	AAA	5,410,362

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AA+	5,756,985

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+	2,441,220

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,882,788
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,516,089

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	AA–	6,835,780

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,154,260

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A	1,360,935

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,652,400

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,526,043

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	1,096,300

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2	2,439,146

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+	2,180,385

3,465	Cook County School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%,s 12/01/21 – AGC Insured	12/18 at 100.00	AA-	3,839,670

Nuveen Investments	79

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	A2	$1,227,617

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	526,030

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,500	5.000%, 11/15/20	No Opt. Call	AA	2,799,375
2,755	5.000%, 11/15/21	No Opt. Call	AA	3,049,262
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,660,184

13,650	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA	14,023,191

6,425	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 (Pre-refunded 5/15/14) – AMBAC Insured	5/14 at 101.00	A1 (4)	6,657,264

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa1 (4)	1,080,160

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,825,342
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,451,561
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,957,315

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3	2,480,583

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	1,094,930
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+	532,615

1,525	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	A1	1,654,717

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB	4,211,400

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	13,973,206

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+	1,288,176
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+	1,367,834
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+	528,185

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	995,260

910	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	918,190

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,054,930

680	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R	681,292

4,200	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	4,929,414

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,144,760

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB	510,070
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB	3,624,912

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A	2,377,020

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A	1,693,260

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	5,388,950

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA–	2,255,260

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	11/13 at 100.00	N/R	6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	11/13 at 100.00	N/R	7
700	5.500%, 5/15/18 (6)	11/13 at 100.00	N/R	7

655	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R	658,268

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,491,818

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$215	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R (4)	$228,089

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	2/14 at 100.00	AA–	7,437,788

1,620	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A	1,736,608

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,500	5.000%, 12/15/17	12/16 at 100.00	AA+	2,812,125
2,500	5.000%, 6/15/18	12/16 at 100.00	AA+	2,794,000

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	598,223

	Illinois State, General Obligation Bonds, Refunding Series 2010:
510	5.000%, 1/01/16	No Opt. Call	A–	549,719
520	5.000%, 1/01/17	No Opt. Call	A–	571,324
1,590	5.000%, 1/01/18	No Opt. Call	A–	1,767,619
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	6,748,794
17,025	5.000%, 1/01/19	No Opt. Call	A–	18,935,716

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,735	5.000%, 8/01/20	No Opt. Call	A–	8,508,113
6,320	5.000%, 8/01/21	No Opt. Call	A–	6,863,710
2,450	5.000%, 8/01/22	No Opt. Call	A–	2,640,047
2,730	5.000%, 8/01/23	No Opt. Call	A–	2,929,645
1,055	5.000%, 8/01/24	8/22 at 100.00	A–	1,110,145
270	5.000%, 8/01/25	8/22 at 100.00	A–	280,997

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	3/14 at 100.00	A–	2,621,650
805	5.000%, 3/01/22	3/14 at 100.00	A–	813,718

195	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	198,157

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,190,047
10,000	5.000%, 6/01/18	No Opt. Call	A–	11,177,400

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A–	1,000,130

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	969,720

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,140,394
12,230	4.000%, 1/01/22	No Opt. Call	A–	12,305,826

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	A–	4,544,946
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	2,950,854
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,051,980

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	12,288,609
1,000	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,466,070
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,801,426

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	A+	3,680,189

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–	1,750,728

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	541,265
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,063,400

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,142,410

1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 12/15/22	No Opt. Call	AAA	1,676,310

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+	1,464,672

Nuveen Investments	81

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$295	5.000%, 10/01/23	10/22 at 100.00	Baa1	$322,895
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	295,336

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,570	5.250%, 6/01/21	No Opt. Call	A	8,597,098
3,860	5.500%, 6/01/23	6/21 at 100.00	A–	4,252,446

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – FGIC Insured	No Opt. Call	A1	505,610

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,116,330
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,225,840

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,585,332

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,279,766

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	1,135,620

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	1,998,240

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+	1,081,610

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,382,301
2,830	4.000%, 11/01/22	No Opt. Call	A+	2,955,822

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Aa2	2,317,897

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–	3,547,513

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	603,378
825	5.750%, 6/01/25	6/18 at 100.00	AA	915,965
225	5.750%, 6/01/26	6/18 at 100.00	AA	248,486

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	392,912
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	102,762

9,360	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	10,101,312

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,418,109
3,340	0.000%, 2/01/26	No Opt. Call	AA–	1,846,419
336,970	Total Illinois			346,083,757

	Indiana – 1.3%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	BB+	716,901

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A	1,089,320

5,550	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	5,894,822

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006A:
4,925	5.000%, 2/15/36	2/16 at 100.00	AA–	4,941,006
540	5.250%, 2/15/40	2/16 at 100.00	AA–	544,061

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	3/14 at 100.00	BBB	3,003,720

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (WI/DD, Settling 11/21/13)	7/23 at 100.00	A+	2,912,278
2,500	5.250%, 1/01/34 (WI/DD, Settling 11/21/13)	7/23 at 100.00	A+	2,633,475

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+	$3,337,516

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+	5,866,800

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	A	3,435,108

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	A3	1,867,675
940	5.000%, 4/01/22	No Opt. Call	A3	1,037,506
2,015	5.000%, 4/01/24	4/22 at 100.00	A3	2,168,180

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	517,585
500	4.000%, 8/01/17	No Opt. Call	N/R	518,270
500	4.250%, 2/01/18	No Opt. Call	N/R	520,510
500	4.250%, 8/01/18	No Opt. Call	N/R	520,300
500	4.500%, 2/01/19	No Opt. Call	N/R	519,700
500	4.500%, 8/01/19	No Opt. Call	N/R	518,775
500	4.750%, 2/01/20	No Opt. Call	N/R	520,710
500	4.750%, 8/01/20	No Opt. Call	N/R	519,760
250	4.750%, 2/01/21	No Opt. Call	N/R	256,048
500	4.750%, 8/01/21	No Opt. Call	N/R	509,690
500	5.000%, 2/01/22	No Opt. Call	N/R	515,520
500	5.000%, 8/01/22	2/22 at 100.00	N/R	512,765
500	5.000%, 8/01/23	2/22 at 100.00	N/R	506,910
500	5.000%, 2/01/24	2/22 at 100.00	N/R	501,240

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,373,638

1,370	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/14 at 100.00	N/R (4)	1,678,086

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (7)	2/15 at 100.00	N/R	561,482

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	468,054
230	5.550%, 5/15/19	11/13 at 100.00	N/R	230,154
51,650	Total Indiana			50,717,565

	Iowa – 1.4%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,067,610
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,116,820
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,289,399
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,095,060
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,134,288

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA–	2,039,389
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	2,085,880
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	1,656,298
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	1,079,170

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	10,198,100

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
2,235	5.250%, 7/01/14	No Opt. Call	BB+	2,259,764
4,460	5.250%, 7/01/15	No Opt. Call	BB+	4,567,218
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,065,340
820	5.000%, 7/01/19	7/16 at 100.00	BB+	826,453

8,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	8,397,043

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BBB	1,338,688

Nuveen Investments	83

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
$925	4.700%, 10/01/16	4/14 at 100.00	BB	$928,247
1,100	4.750%, 10/01/17	4/14 at 100.00	BB	1,102,860
1,155	4.800%, 10/01/18	4/14 at 100.00	BB	1,156,802

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,243,640
50,995	Total Iowa			52,648,069

	Kansas – 1.7%

17,740	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A–	16,967,778

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A–	9,564,700

2,050	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	2,328,267

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,562,120

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,489,722

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA	2,056,997

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,072,680

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R	700,637
765	5.750%, 11/15/14	No Opt. Call	N/R	781,493
820	5.750%, 11/15/15	No Opt. Call	N/R	849,684

85	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	86,410

10,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,110,300

19,775	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	13,199,813
68,390	Total Kansas			63,770,601

	Kentucky – 1.4%

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	8,480,582

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	24,209,531

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,463,470

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,197,993

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	4,461,548

8,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	8,281,098
49,600	Total Kentucky			54,094,222

	Louisiana – 2.5%

12,180	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	12,910,069

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	840,300

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
$2,015	5.000%, 5/15/16	No Opt. Call	Baa1	$2,183,111
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,563,070

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,000	5.000%, 7/01/22	No Opt. Call	A	1,136,080
2,750	5.000%, 7/01/29	7/23 at 100.00	A	2,896,328
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,170,150

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,971,794
5,500	5.000%, 5/01/24 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	5,890,775
7,265	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	7,781,178

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	25,391,780

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A3	4,770,025
3,940	5.000%, 12/01/20	No Opt. Call	A3	4,516,895
5,400	5.000%, 12/01/21	No Opt. Call	A3	6,135,318

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	501,840

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,753,560
87,470	Total Louisiana			94,412,273

	Maine – 0.2%

320	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	298,454

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,060,560
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,063,637

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	806,903

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	547,500
225	4.000%, 7/01/20	No Opt. Call	BBB+	243,162
290	5.000%, 7/01/22	No Opt. Call	BBB+	328,993
6,925	Total Maine			7,349,209

	Maryland – 0.1%

300	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/14 at 100.00	Aa2	300,903

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	253,855

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,172,520

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+	350,000
700	4.000%, 11/01/15	No Opt. Call	BBB+	731,290
3,600	Total Maryland			3,808,568

	Massachusetts – 2.7%

2,975	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	3,546,141

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	12,161,700

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,560,000

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,355	5.000%, 10/01/17	No Opt. Call	N/R	1,375,623
515	5.000%, 10/01/18	10/17 at 100.00	N/R	519,712

Nuveen Investments	85

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
$915	4.500%, 7/01/21	7/20 at 100.00	Baa2	$975,427
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,864,775
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,796,337

1,125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	1/14 at 100.00	AA	1,198,811

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA–	2,140,980

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	553,315
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,841,291

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,392,220

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
330	5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	329,984
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	140,055
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	49,918
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,347,859

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+	10,531,400

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	10,521,000

29,340	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	33,739,826

12,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	12,071,760

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	1,530,396
95,675	Total Massachusetts			105,188,530

	Michigan – 5.1%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa2	847,591

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	A–	1,768,299
2,650	0.000%, 7/01/23	No Opt. Call	A–	1,428,615
2,880	0.000%, 7/01/24	No Opt. Call	A–	1,444,464

7,100	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	6,456,953

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured (7)	4/14 at 100.00	Caa3	7,107,419

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 0.280%, 7/01/32 – NPFG Insured (9)	1/14 at 100.00	A	7,027,662

9,295	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA–	9,289,795

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	7,243,734

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA–	2,970,400

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+	1,094,407

5,925	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 4.500%, 5/01/20 – NPFG Insured	5/14 at 100.00	A1	6,012,572

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,535	5.000%, 6/01/17	No Opt. Call	A+	1,674,808
800	4.000%, 6/01/17	No Opt. Call	A+	841,296
2,220	5.000%, 6/01/18	No Opt. Call	A+	2,442,200
1,900	5.000%, 6/01/19	No Opt. Call	A+	2,087,302

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
15,250	5.000%, 7/01/21	7/18 at 100.00	AAA	17,269,558
17,575	5.000%, 7/01/22	7/16 at 100.00	AAA	19,238,825

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$11,090	5.000%, 1/01/23	1/16 at 100.00	AAA	$11,931,509
6,850	5.000%, 7/01/23	7/14 at 100.00	AAA	7,052,075

10,110	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,146,093

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,913,116

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,202,000
3,530	5.000%, 7/15/19	7/17 at 100.00	A	3,823,590

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,934,064

6,930	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	6,994,657

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,240,450

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,685,888

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,779,920

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB	1,106,471
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB	1,389,087
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB	1,456,589

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa2	5,423,740

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	1/14 at 100.00	N/R (4)	1,466,582

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,583,164
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,487,835
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,304,170

1,440	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	1,528,862

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,921,200

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA–	1,448,187
191,510	Total Michigan			195,065,149

	Minnesota – 0.6%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,638,129

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,869,594

2,115	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	2,485,188

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB	2,904,957
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB	1,272,476

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,305,213
815	5.500%, 5/01/21	5/17 at 100.00	N/R	841,724

1,225	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,292,216

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	673,407

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A	1,061,420

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,095,650

Nuveen Investments	87

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
$400	5.000%, 2/01/14	No Opt. Call	N/R	$403,564
300	5.000%, 2/01/15	No Opt. Call	N/R	312,408

2,570	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA	2,580,434

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	485,992

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,797,332
21,665	Total Minnesota			23,019,704

	Mississippi – 0.6%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	8,659,307

	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A:
1,440	5.000%, 8/15/16	No Opt. Call	A–	1,582,546
10,140	5.000%, 8/15/20	8/17 at 100.00	A–	10,929,703
20,240	Total Mississippi			21,171,556

	Missouri – 2.0%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BBB+	1,349,119
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB+	3,200,922

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,053,800

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,405	4.350%, 3/01/14	No Opt. Call	BBB+	1,419,191
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,518,912
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,607,567

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,329,308

1,500	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	11/13 at 100.00	N/R	1,497,285

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA–	570,812

1,285	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29 (Pre-refunded 6/01/14)	6/14 at 100.00	A (4)	1,325,824

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,130,940

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,231,610

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	459,790

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	877,914
930	4.375%, 2/01/16	No Opt. Call	BBB+	981,699

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	A	1,042,890

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A	4,852,631

1,060	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	11/13 at 100.00	N/R	1,054,562

5,830	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	6,568,486

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	$504,605

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A	13,345,175
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	20,529,441

1,200	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA–	1,283,904
67,035	Total Missouri			74,736,387

	Montana – 0.2%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
1,385	5.750%, 5/15/16	No Opt. Call	N/R	1,437,173
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,690,795

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,729,450
5,560	Total Montana			5,857,418

	Nebraska – 0.7%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA–	1,211,247

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	BBB+	625,476

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	723,620
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	1,952,939
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,331,830

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA–	812,226
1,000	5.125%, 1/01/23	1/20 at 100.00	AA–	1,078,160

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,117,480

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	5,966,263

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
3,380	5.000%, 9/01/25	9/22 at 100.00	AA	3,903,832
3,215	5.000%, 9/01/26	9/22 at 100.00	AA	3,658,831

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,688,383
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,716,975
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,077,110
25,645	Total Nebraska			27,864,372

	Nevada – 2.0%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	No Opt. Call	AA–	3,283,920

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	2,226,520
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A	1,100,660
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A	2,070,487

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,431,040

1,880	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/14 at 100.00	N/R	1,895,002

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,000	5.000%, 6/01/24	6/22 at 100.00	AA+	2,289,000
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,696,230
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,237,780

Nuveen Investments	89

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
$1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	$1,770,612
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,129,540
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,822,737

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
100	4.000%, 6/01/19	No Opt. Call	N/R	98,929
50	4.000%, 6/01/20	No Opt. Call	N/R	48,811
450	5.000%, 6/01/22	No Opt. Call	N/R	457,335

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,532,445

11,105	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,137,548

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,596,551
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,324,985
69,625	Total Nevada			78,150,132

	New Hampshire – 0.7%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	417,263
430	5.000%, 7/01/15	No Opt. Call	BBB+	459,133
445	5.000%, 7/01/16	No Opt. Call	BBB+	489,429

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	1,078,430

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,266,200

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,164,815

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,020,240

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	1,427,673

12,125	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Series 2005d, 5.000%, 7/15/29 – NPFG Insured	7/15 at 100.00	A+	12,734,039
23,615	Total New Hampshire			25,057,222

	New Jersey – 6.3%

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,880	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,530,809
2,085	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,357,572
4,240	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,794,295

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,222,551
5,205	5.000%, 6/15/19	No Opt. Call	BBB+	5,847,037
5,045	5.000%, 6/15/20	No Opt. Call	BBB+	5,624,015
17,495	5.000%, 6/15/21	No Opt. Call	BBB+	19,352,444
2,130	5.000%, 6/15/22	No Opt. Call	BBB+	2,339,805
1,000	5.000%, 6/15/22	No Opt. Call	AA–	1,136,500
3,650	5.000%, 6/15/23	6/22 at 100.00	BBB+	3,965,032
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,162,884
5,590	5.000%, 6/15/25	6/22 at 100.00	BBB+	5,879,283
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,141,021
845	4.250%, 6/15/27	6/22 at 100.00	BBB+	794,114
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,673,146

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/21	No Opt. Call	A+	29,070,750

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB	418,960

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$31,405	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+	$34,593,864

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	8,916,334

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+	509,307

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	11,598,404

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+	3,995,749

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A+	23,393,418
14,000	5.000%, 6/15/22	No Opt. Call	A+	16,205,280

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A1	5,131,824
2,950	3.000%, 1/01/21	No Opt. Call	A1	2,999,531

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
14,230	4.500%, 6/01/23	6/17 at 100.00	B1	13,213,409
625	4.625%, 6/01/26	6/17 at 100.00	B1	539,838
20,500	5.000%, 6/01/29	6/17 at 100.00	B2	16,730,460
226,215	Total New Jersey			242,137,636

	New York – 5.7%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,284,189

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
720	5.000%, 11/01/13	No Opt. Call	Aa1	720,000
355	5.000%, 11/01/14	11/13 at 100.00	Aa1	356,434

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,382,326

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–	8,465,852

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA–	11,490,900
9,230	5.000%, 5/15/25	5/22 at 100.00	AA–	10,464,974

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
95	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA–	90,182
80	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA–	61,906
150	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA–	110,367

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–	11,547,035

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
710	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA–	783,293
180	4.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA–	193,999
1,705	5.000%, 12/01/19 – FGIC Insured	6/16 at 100.00	A	1,859,354
415	5.250%, 12/01/20 – FGIC Insured	6/16 at 100.00	A	451,985
350	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	377,423
540	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	573,016

270	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	275,273

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C:
25	5.000%, 9/01/35 – AGC Insured	9/16 at 100.00	AA–	25,725
230	5.000%, 9/01/35	9/16 at 100.00	A–	234,471

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
2,375	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	A	2,646,771
380	5.000%, 12/01/17	12/16 at 100.00	A–	422,750
1,340	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	A	1,480,780
13,490	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	A	14,907,259
70	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	A	76,931

Nuveen Investments	91

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$1,445	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	A	$1,585,338
150	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	A	164,568
1,210	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	A	1,323,317
975	5.000%, 12/01/22	12/16 at 100.00	A–	1,066,309

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
15	5.000%, 4/01/19	No Opt. Call	A–	17,085
225	5.250%, 4/01/20	4/19 at 100.00	A–	250,927
1,730	5.500%, 4/01/22	4/19 at 100.00	A–	1,947,167

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	A	930,793
345	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	A	385,952
10,240	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	11,291,750
755	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	A	831,383
25	4.000%, 5/01/21 – NPFG Insured	11/16 at 100.00	A	25,878

935	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,007,313

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	A (4)	16,755,876

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,169,580

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30	6/15 at 100.00	AAA	3,124,830

10,095	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA	11,433,395

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	Aa2	11,800,700

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	2/14 at 100.00	AA	100,438

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA	5,969,156

2,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	Aa2	2,712,329

2,380	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	Aa2 (4)	2,466,799

21,235	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	24,405,386

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,675	5.250%, 6/01/20 – AMBAC Insured	12/13 at 100.00	AA–	1,687,713
5,520	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA–	5,536,836

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
4,055	5.500%, 6/01/19	12/13 at 100.00	AA–	4,090,157
1,200	5.500%, 6/01/20	12/13 at 100.00	AA–	1,205,292
5,725	5.500%, 6/01/21	12/13 at 100.00	AA–	5,750,648

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	855,134

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
8,040	5.000%, 6/01/17	No Opt. Call	AA–	9,185,861
9,015	5.000%, 6/01/18	No Opt. Call	AA–	10,495,353

197,880	Total New York			217,856,458

	North Carolina – 1.2%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	985,554

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	583,691

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,205,340

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	5,787,450
21,620	5.000%, 1/01/21	No Opt. Call	A–	25,022,772

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA–	$1,882,427

2,120	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.000%, 10/01/14	No Opt. Call	N/R	2,131,236

4,955	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	5,376,423

820	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 4.000%, 1/01/20	No Opt. Call	A	908,158
39,725	Total North Carolina			44,883,051

	North Dakota – 0.2%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,110,745

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
1,180	5.000%, 7/01/14	No Opt. Call	BBB–	1,208,025
2,410	5.125%, 7/01/20	7/16 at 100.00	BBB–	2,503,484
6,340	Total North Dakota			6,822,254

	Ohio – 3.0%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA–	1,062,830

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,411,603

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1	392,741
1,875	5.000%, 6/01/16	No Opt. Call	A1	2,012,438
60	5.000%, 6/01/17	No Opt. Call	Baa1	65,627

39,410	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	33,683,727

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA–	3,559,270

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,878,092
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	1,948,477

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 18.026%, 12/01/15 (IF)	No Opt. Call	AA+	7,370,984

2,905	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	3,124,153

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,187,079

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A	2,107,132
750	5.250%, 5/15/16	No Opt. Call	A	829,275

5,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	4,969,201

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	851,516
870	4.000%, 10/01/19	No Opt. Call	A1	953,885
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,252,810
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,383,509
965	5.000%, 10/01/22	No Opt. Call	A1	1,112,134

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3	1,149,437
1,000	4.500%, 4/01/15	No Opt. Call	A3	1,044,120

11,015	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	11,850,818

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,806,754

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,794,693

8,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	9,610,800

Nuveen Investments	93

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	A2	$561,230

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	764,981
805	5.000%, 11/15/16	No Opt. Call	A–	887,633

1,250	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	N/R	1,234,700
112,135	Total Ohio			115,861,649

	Oklahoma – 0.6%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,533,152
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,473,553

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB-	2,530,354

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	10,518,700

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
790	5.250%, 5/15/14	No Opt. Call	BBB+	808,589
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,072,628

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3	3,109,050
21,040	Total Oklahoma			22,046,026

	Oregon – 0.9%

	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B:
5,900	4.000%, 6/15/22	No Opt. Call	AA+	6,595,787
4,540	4.000%, 6/15/23	No Opt. Call	AA+	5,002,263

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,901,358

11,110	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	11,992,356

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	4,553,920
29,670	Total Oregon			33,045,684

	Pennsylvania – 3.7%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,337,420

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	A+	1,108,290

25,815	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB-	25,134,775

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,469,000

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–	1,347,509
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–	1,462,465

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	578,126
565	5.375%, 10/01/21	10/18 at 100.00	BBB	603,697

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,074,560
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,090,194

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,149,106

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	$1,322,555

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	999,940

1,395	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	1,519,853

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,160	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,506,442
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,923,543
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,831,862
11,665	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,846,898

9,795	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	9,625,155

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	13,216,248

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	3,020,280

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa3	10,675,300

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa3	4,682,055

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.955%, 12/01/24	12/17 at 100.00	AA–	9,836,489

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
730	5.000%, 12/01/20	No Opt. Call	BBB–	791,152
1,105	5.000%, 12/01/21	No Opt. Call	BBB–	1,181,753
1,625	5.000%, 12/01/22	No Opt. Call	BBB–	1,729,943
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB–	1,805,766
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB–	1,881,268

1,400	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/19	No Opt. Call	BBB-	1,528,814

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A1	66,787

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,100	5.375%, 1/01/14	No Opt. Call	N/R	1,103,179
1,200	5.500%, 1/01/16	No Opt. Call	N/R	1,234,044
137,865	Total Pennsylvania			140,684,468

	Puerto Rico – 0.7%

260	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 4.250%, 7/01/25	No Opt. Call	BBB–	182,538

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A	2,578,380

6,255	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–	6,172,747

1,015	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	BBB–	928,116

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	8,118,110

5,365	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	5,245,361

3,790	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	BBB–	3,061,448
30,685	Total Puerto Rico			26,286,700

	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,030	6.000%, 6/01/23	12/13 at 100.00	Baa1	2,029,980
315	6.125%, 6/01/32	12/13 at 100.00	BBB+	312,395
2,345	Total Rhode Island			2,342,375

Nuveen Investments	95

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.3%

$2,055	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA	$2,063,343

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	14,014,069

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2	1,597,290
2,000	5.250%, 12/01/24	12/15 at 100.00	A2	2,129,720

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A–	2,089,705
7,500	5.000%, 11/01/27	No Opt. Call	A–	7,973,775
6,955	5.000%, 11/01/28	No Opt. Call	A–	7,317,842
1,225	5.000%, 11/01/29	No Opt. Call	A–	1,276,830

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,107,190

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,645,050

1,520	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,550,947
45,055	Total South Carolina			48,765,761

	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,533,204

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/14 at 100.00	A–	762,554
800	5.000%, 4/01/18	4/14 at 100.00	A–	802,584
840	5.000%, 4/01/19	4/14 at 100.00	A–	842,562
820	5.000%, 4/01/20	4/14 at 100.00	A–	822,362

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,087,540

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,076,330

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	1,593,855

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
300	4.550%, 9/01/14	No Opt. Call	A	307,245
1,770	5.000%, 9/01/25	9/14 at 100.00	A	1,776,213
11,175	Total South Dakota			11,604,449

	Tennessee – 2.1%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,584,025

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,648,016

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	3,963,280

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	755,962
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	801,270

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,105,450

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
$1,400	4.000%, 1/01/22	No Opt. Call	A	$1,465,002
3,180	5.000%, 1/01/23	No Opt. Call	A	3,518,288
1,300	4.000%, 1/01/23	No Opt. Call	A	1,342,809
1,750	5.000%, 1/01/24	No Opt. Call	A	1,907,640

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,703,140
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,775,686
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,395,744

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,129,190

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+ (4)	10,040,700

12,155	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+	12,204,592

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,577,590

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,844,870

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,180,720
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,021,839

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,491,490

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	3/14 at 100.00	BBB+	2,006,060

11,885	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,323,917
76,655	Total Tennessee			81,787,280

	Texas – 8.6%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	1,175,823

5,955	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	6,192,783

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	AA–	2,247,868

3,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	Baa2	2,927,550

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	3,465,852

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building and Refunding Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,326,560

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2	1,285,185

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3	6,249,467

4,995	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27	2/17 at 100.00	AA+	5,156,039

5	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa1 (4)	5,633

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	10,906,396

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,828,424

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+	675,604

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,237,410

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,158,780

Nuveen Investments	97

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1	$2,235,594

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	955,465

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	7,249,922

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA	709,219

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	908,749
500	4.000%, 3/01/22	3/21 at 100.00	A–	512,780
800	4.000%, 3/01/23	3/21 at 100.00	A–	812,880
440	4.250%, 3/01/25	3/21 at 100.00	A–	448,699

1,815	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,041,385

1,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A, 5.250%, 12/01/13	No Opt. Call	A+	1,004,150

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	2,527,376

6,930	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/14 at 100.00	AA+ (4)	8,060,837

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA+	6,065,254
5,385	5.000%, 11/01/23	11/19 at 100.00	AA+	6,338,899
5,660	5.000%, 11/01/24	11/19 at 100.00	AA+	6,645,066

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.683%, 11/01/41 (IF) (8)	11/21 at 100.00	AA+	2,575,618

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+	2,516,772
2,380	5.000%, 7/01/20	No Opt. Call	BBB+	2,631,518

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+ (4)	2,058,640

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	6,967,177
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,532,489
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,586,673

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	5,451,280
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,450,211

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,111,736
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,221,931

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,225	5.000%, 7/01/31	7/22 at 100.00	A+	18,978,057
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,148,500

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	783,597

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,632,706

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA–	6,570,538

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,361,619
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,393,150

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	$1,980,060

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,097,590

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	850,296

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	AA	4,841,704
4,710	5.000%, 8/15/25	8/22 at 100.00	AA	5,190,703
3,920	5.000%, 8/15/26	8/22 at 100.00	AA	4,261,628
7,025	5.000%, 8/15/27	8/22 at 100.00	AA	7,546,255

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	3,486,691

2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	2,846,225

3,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	3,348,992

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,565	5.250%, 9/01/25	9/21 at 100.00	AA+	9,800,244
5,000	5.250%, 9/01/26	9/21 at 100.00	AA+	5,665,450

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA+	1,636,675
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	6,934,418

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,049,430

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,134,900

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	959,534

3,400	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	3,631,132

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA	1,066,250
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA	1,215,525

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	621,564

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	943,184

1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R	1,252,290

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,005,938

5,010	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–	5,544,868

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,542,030

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,401,150

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,293,180

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 18.025%, 10/01/14 (IF)	No Opt. Call	AAA	6,879,800

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 18.121%, 10/01/15 (IF)	No Opt. Call	AAA	7,159,617

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,740,630

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,018,040
900	5.500%, 11/15/25	11/15 at 100.00	N/R	900,315

Nuveen Investments	99

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
$5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	$5,121,750
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,405,994

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,830,097
2,900	4.000%, 8/15/19	No Opt. Call	A	3,126,461
3,015	4.000%, 8/15/20	No Opt. Call	A	3,217,095
3,135	4.000%, 8/15/21	No Opt. Call	A	3,310,936

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	569,475

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,097,790

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,124,213
308,845	Total Texas			329,977,980

	Utah – 0.6%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,424,823

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A–	3,814,915
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,228,300
2,265	5.000%, 9/01/26	9/22 at 100.00	A–	2,491,002

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.662%, 7/01/21 (IF) (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	2,163,500
2,500	17.662%, 7/01/22 (IF) (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,327,000
17,685	Total Utah			21,449,540

	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,562,857

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,382,020
7,580	Total Virgin Islands			7,944,877

	Virginia – 0.0%

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,260,756

	Washington – 2.0%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	5,666,614

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	5,466,433

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	Aa2	1,597,265

2,735	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,946,197

525	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	600,968

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	315,769

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA	5,197,905

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,217,441

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	1,074,790

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA (4)	9,202,600

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	$6,131,880

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	Baa3	3,398,094
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa3	2,167,100

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,466,385

3,005	Washington State, General Obligation Bonds, Various Purpose Refunding Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+	3,143,861

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.928%, 1/01/16 (IF)	No Opt. Call	AA+	4,593,143

12,000	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	13,374,720

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,965,422

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+	2,356,468
69,460	Total Washington			74,883,055

	Wisconsin – 2.7%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	2,152,820

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	384,416
795	5.000%, 4/01/21	No Opt. Call	Aa3	901,705
460	5.000%, 4/01/22	No Opt. Call	Aa3	521,028

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A	1,077,599
13,945	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	14,361,119

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,199,235

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,574,454
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	9,222,626

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	2,043,560

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	12/13 at 100.00	N/R	1,552,620

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,274,075

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,409,566
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,600,140

4,245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	4,464,297

5,325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A2	5,998,293

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	1,537,185

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	A+	1,511,524

340	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB	356,262

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,637,627
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	12,844,332

Nuveen Investments	101

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21		8/16 at 100.00	A–	$10,554,309

775	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)		No Opt. Call	N/R (4)	841,782

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27		5/19 at 100.00	AA–	10,469,070

10,170	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured		5/15 at 100.00	AA	10,852,305
97,980	Total Wisconsin				104,341,949

	Wyoming – 0.1%

5,000	Sweetwater County, Wyoming, Hospital Revenue Refunding Bonds, Memorial Hospital Project, Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB	4,902,100
$3,569,884	Total Municipal Bonds (cost $3,646,179,376)				3,750,445,159

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$199	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$35,897

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	7,595
$256	Total Corporate Bonds (cost $10,143)				43,492
	Total Long-Term Investments (cost $3,646,189,519)				3,750,488,651

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	Georgia – 0.1%

$5,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2253, 0.130%, 4/01/15 – AGM Insured (11)		No Opt. Call	VMIG-1	$5,000,000

	Kentucky – 0.2%

5,990	Kentucky State Property and Buildings Commission, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11767, 0.330%, 2/01/17 (11)		No Opt. Call	A-1	5,990,000
$10,990	Total Short-Term Investments (cost $10,990,000)				10,990,000

	Total Investments (cost $3,657,179,519) – 98.4%				3,761,478,651
	Other Assets Less Liabilities – 1.6%				61,300,631
	Net Assets – 100%				$3,822,779,282

102	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.400% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	103

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.4%

	MUNICIPAL BONDS – 96.4%

	National – 0.1%

$2,014	BB&T Various States Municipal Trust Pool, Class B Certificates, Series 2011, 0.340%, 9/01/14	No Opt. Call	AA–	$2,012,571

	Alabama – 0.3%

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,001,680
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,035,600

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	1/14 at 100.00	B	1,072,700

5,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A+	5,020,650

570	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/13 (ETM)	No Opt. Call	Aaa	572,297

3,370	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A (4)	3,625,547
12,015	Total Alabama			12,328,474

	Alaska – 0.3%

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	3,063,428
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,564,721

6,860	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	6,470,901
10,900	Total Alaska			11,099,050

	Arizona – 3.8%

1,020	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds, Series 2013A, 4.000%, 7/01/16	No Opt. Call	AA	1,112,738

295	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA	314,408

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
550	2.000%, 2/01/15	No Opt. Call	BBB+	557,761
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,039,370
950	4.000%, 2/01/17	No Opt. Call	BBB+	1,017,374
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,244,420

2,955	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,340,273

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	940,511

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA–	13,299,514
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	859,644

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA–	8,426,429

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	5,230,771
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–	13,499,798
2,960	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	3,419,155

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
4,495	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	4,833,429
1,905	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	2,115,941
2,395	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,733,030

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)
$5,110	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	$5,943,339
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	111,088

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	A1	2,436,944

3,000	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/15 (ETM)	No Opt. Call	N/R (4)	3,198,300

3,550	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,860,980

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,855	3.000%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	AA	1,994,533
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,598,736
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,481,231
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,278,666

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,246,220
2,040	5.000%, 7/01/21	No Opt. Call	AA	2,361,443
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,637,084

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,345,031
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,215,333

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,260,033

19,685	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	22,252,515

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	826,227

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/14 at 100.00	A–	302,583

650	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1	663,533

1,925	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,735,330
125,990	Total Arizona			140,733,715

	Arkansas – 0.1%

3,000	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,030,390

	California – 5.0%

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
1,105	5.000%, 10/01/19	No Opt. Call	A	1,301,414
1,755	5.000%, 10/01/20	No Opt. Call	A	2,062,494
2,300	5.000%, 10/01/21	No Opt. Call	A	2,690,379

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,620	5.000%, 5/01/16	No Opt. Call	AA	4,036,083
3,410	5.000%, 5/01/17	No Opt. Call	AA	3,931,116

3,825	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	4,171,545

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A	3,104,847

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA	1,001,880

1,875	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,906,238

2,400	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	2,439,984

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,654,160

5,450	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	6,303,579

Nuveen Investments	105

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
$4,440	5.000%, 11/01/16	No Opt. Call	A2	$5,014,758
3,675	5.000%, 11/01/17	No Opt. Call	A2	4,266,455

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,660	5.000%, 7/01/16	No Opt. Call	Aa2	1,861,624
320	5.250%, 7/01/21	7/19 at 100.00	Aa2	381,942

4,185	California State, Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	AA	4,318,334

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,653,000

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+	5,100,950
5,015	5.000%, 4/01/16	No Opt. Call	A+	5,568,606

1,955	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	2,226,862

1,110	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2002C, 5.000%, 11/01/29 (Mandatory put 5/01/17)	No Opt. Call	A+	1,264,357

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,355	4.000%, 1/01/18	No Opt. Call	BBB–	1,440,717
1,410	5.000%, 1/01/19	No Opt. Call	BBB–	1,551,423
1,500	5.000%, 1/01/20	No Opt. Call	BBB–	1,632,870
1,595	5.000%, 1/01/21	No Opt. Call	BBB–	1,725,965

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	A1	3,319,973
2,665	5.000%, 6/01/16	No Opt. Call	A2	2,860,345
24,580	4.500%, 6/01/27	6/17 at 100.00	B	21,022,782
650	5.000%, 6/01/33	6/17 at 100.00	B	501,053

11,350	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A	11,960,176

1,835	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,222,387

4,560	Los Angeles County Sanitation Districts Financing Authority, California, Revenue Bonds, Capital Projects Revenue Bonds, Series 2013A, 5.000%, 10/01/16	No Opt. Call	AA+	5,157,634

830	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	985,376

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	2,006,159
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,421,419

6,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA	6,123,410

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	6,475,688

165	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	211,690

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa2	1,460,953
1,500	5.000%, 9/01/15	No Opt. Call	Baa2	1,588,515

2,200	San Francisco Public Utilities Commission, California, Wastewater Revenue Bonds, Refunding Series 2013A, 4.000%, 10/01/15	No Opt. Call	AA–	2,358,070

750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/14 (ETM)	No Opt. Call	Aaa	749,798

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	8/14 at 100.00	A	5,115,900

1,995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 – NPFG Insured	No Opt. Call	A	2,141,593

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	519,640
500	3.800%, 7/01/17	No Opt. Call	A	527,040

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$20,000	University of California, General Revenue Bonds, Series 2013AK, 5.000%, 5/15/48 (Mandatory put 5/15/23)	No Opt. Call	Aa1	$23,641,600
172,160	Total California			182,982,783

	Colorado – 1.8%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,011,800

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–	1,025,920
2,320	5.250%, 6/01/17	6/16 at 100.00	A–	2,506,157

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3	1,158,158

	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A:
80	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	Aaa	83,229
3,840	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	AAA	3,994,982

6,560	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 (WI/DD, Settling 11/01/13) – FGIC Insured	11/16 at 100.00	A+	7,240,994

4,205	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/21 (WI/DD, Settling 11/01/13) – SYNCORA GTY Insured	11/15 at 100.00	A+	4,525,337

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,738,605

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
4,515	4.000%, 12/01/19	No Opt. Call	AA+	5,143,443
7,120	4.000%, 12/01/20	No Opt. Call	AA+	8,069,737

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1:
3,290	5.000%, 12/01/14	No Opt. Call	A–	3,454,237
2,295	5.000%, 12/01/15	No Opt. Call	A–	2,502,698

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	4,894,020

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	Aa2	2,918,868

955	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	972,582

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA– (4)	11,382,300

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,226,964
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,058,280
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,069,020
61,915	Total Colorado			67,977,331

	Connecticut – 0.8%

4,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	4,240,927

540	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	567,621

	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A:
2,300	5.000%, 10/01/17 (WI/DD, Settling 11/21/13)	No Opt. Call	AA	2,655,120
5,000	5.000%, 10/01/20 (WI/DD, Settling 11/21/13)	No Opt. Call	AA	5,946,500

1,700	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,701,717

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,806,811
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,839,652

1,915	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1, 5.000%, 2/01/14	No Opt. Call	A3	1,935,663

Nuveen Investments	107

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
$2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA–	$2,712,575
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA–	2,309,235
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA–	2,177,400
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA–	1,055,890
28,540	Total Connecticut			30,949,111

	Delaware – 0.6%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB–	768,673

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
200	4.000%, 7/01/14	No Opt. Call	BBB–	201,760
275	4.000%, 7/01/15	No Opt. Call	BBB–	279,810
600	4.000%, 7/01/16	No Opt. Call	BBB–	610,692
1,810	5.000%, 7/01/18	No Opt. Call	BBB–	1,898,038
1,905	5.000%, 7/01/19	No Opt. Call	BBB–	1,975,695
2,000	5.000%, 7/01/20	No Opt. Call	BBB–	2,087,940
275	5.000%, 7/01/21	No Opt. Call	BBB–	282,021

8,850	Delaware State, General Obligation Bonds, Series 2013A, 5.000%, 8/01/17	No Opt. Call	AAA	10,266,177

5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	4,986,200
21,670	Total Delaware			23,357,006

	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,249,677
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,289,204
2,205	Total District of Columbia			2,538,881

	Florida – 5.2%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
35	5.500%, 6/01/14	No Opt. Call	A+	36,063
7,510	6.000%, 6/01/16	No Opt. Call	A+	8,468,276
295	5.375%, 6/01/16	No Opt. Call	A+	328,031
1,885	5.500%, 6/01/17	No Opt. Call	A+	2,158,891

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,000	5.000%, 6/01/18	No Opt. Call	A+	4,566,880
170	5.000%, 6/01/19	No Opt. Call	A+	194,538

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,225	5.000%, 6/01/14	No Opt. Call	A+	5,368,531
610	5.250%, 6/01/17	No Opt. Call	A+	693,314

6,000	Escambia County, Florida, Pollution Control Revenue Refunding Bonds, Gulf Power Company Project, Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16) (Alternative Minimum Tax)	No Opt. Call	A	6,093,600

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,265	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+	1,285,063
7,535	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	7,976,250
540	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	590,614
2,595	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	2,909,851

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
10,400	5.000%, 6/01/15	No Opt. Call	A+	11,114,896
7,625	5.000%, 6/01/17	No Opt. Call	A+	8,599,933

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	5,133,229
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,398,650

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	10,733,000

2,605	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,046,860

500	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	532,720

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
$6,155	5.000%, 7/01/15	No Opt. Call	AAA	$6,633,428
2,830	5.000%, 7/01/16	No Opt. Call	AAA	3,157,714
1,215	5.000%, 7/01/17	No Opt. Call	AAA	1,395,002

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,638,615

4,615	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	A	5,300,004

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,500	5.000%, 10/01/17	No Opt. Call	Aa2	2,882,875
3,000	5.000%, 10/01/18	No Opt. Call	Aa2	3,519,960
2,000	5.000%, 10/01/19	No Opt. Call	Aa2	2,355,500
1,275	5.000%, 10/01/20	No Opt. Call	Aa2	1,502,855

900	JEA, Florida, Electric System Revenue Bonds, Subordinate Series 2013B, 5.000%, 10/01/15	No Opt. Call	AA	978,741

	Manatee County, Florida, Revenue Refunding and Improvement Bonds, Series 2013:
1,000	5.000%, 10/01/15	No Opt. Call	AA+	1,087,530
2,500	5.000%, 10/01/20	No Opt. Call	AA+	2,966,625

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A1	1,709,338

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	319,543

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB	3,816,821
4,000	3.750%, 12/01/18	No Opt. Call	BBB	4,098,600

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3	1,587,553
1,640	4.000%, 4/01/17	No Opt. Call	Aa3	1,791,421
1,705	5.000%, 4/01/18	No Opt. Call	Aa3	1,951,270
1,790	5.000%, 4/01/19	No Opt. Call	Aa3	2,063,655
1,880	5.000%, 4/01/20	No Opt. Call	Aa3	2,166,644

2,855	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA–	3,321,992

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A–	1,263,481
1,145	5.125%, 10/01/16	No Opt. Call	A–	1,260,405

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,210,699

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 2.250%, 7/01/39 (Mandatory put 7/01/16)	No Opt. Call	BBB	2,018,880

2,170	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,672,702

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,105	5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	Aa3	2,145,879
2,020	5.000%, 4/01/19 – NPFG Insured	4/14 at 100.00	Aa3	2,058,885

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,549,200

5,750	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	6,315,168

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,601,810

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
360	3.000%, 9/01/14	No Opt. Call	A+	367,477
400	3.000%, 9/01/15	No Opt. Call	A+	416,740
400	4.000%, 9/01/17	No Opt. Call	A+	440,512
875	5.000%, 9/01/18	No Opt. Call	A+	1,010,896
865	5.000%, 9/01/19	No Opt. Call	A+	1,003,383
705	5.000%, 9/01/20	No Opt. Call	A+	816,320
575	5.000%, 9/01/21	No Opt. Call	A+	665,586

Nuveen Investments	109

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$81,172

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	204,639

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	51,302

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	5/14 at 100.00	N/R	2

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	9,835

225	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	215,960

740	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	415,510

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA–	3,420,471
175,035	Total Florida			191,691,790

	Georgia – 3.1%

7,150	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/18 – FGIC Insured	No Opt. Call	Aa3	8,546,681

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	8,925,236

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	17,088,060

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,095,940

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1995, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	5,009,750

3,700	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	3,707,215

3,345	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/14)	No Opt. Call	BBB	3,354,968

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,335	5.000%, 4/01/15	No Opt. Call	AAA	1,425,019
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,663,614

	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A:
700	4.000%, 10/01/14	No Opt. Call	Aa3	724,052
200	2.000%, 10/01/14	No Opt. Call	Aa3	203,212
500	4.000%, 10/01/15	No Opt. Call	Aa3	533,810

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,097,830

280	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1	311,072

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,331,372

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,468,541

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	11,010,500

3,300	Henry County School District, Georgia, General Obligation Bonds, Refunding Series 2012, 2.000%, 12/01/14	No Opt. Call	AA+	3,365,043

135	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	152,592

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,037,480

1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+	1,042,400

7,615	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,861,271

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
$500	5.000%, 10/01/17	No Opt. Call	Baa2	$552,450
580	5.000%, 10/01/20	No Opt. Call	Baa2	645,818

	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012:
3,300	5.000%, 10/01/15	No Opt. Call	AA+	3,594,195
2,000	3.000%, 10/01/15	No Opt. Call	AA+	2,101,940
106,545	Total Georgia			113,850,061

	Hawaii – 1.5%

	Hawaii State, General Obligation Bonds, Refunding Series 2011EA:
2,660	5.000%, 12/01/16	No Opt. Call	AA	3,020,191
7,500	5.000%, 12/01/17	No Opt. Call	AA	8,750,250

15,000	Hawaii State, General Obligation Bonds, Series 2008D-K, 5.000%, 5/01/16	No Opt. Call	AA	16,696,200

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,631,541

4,500	Hawaii State, General Obligation Bonds, Series 2012EE, 5.000%, 11/01/20	No Opt. Call	AA	5,408,505

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,963,668

	Hawaii State, Highway Revenue Bonds, Series 2011A:
405	4.000%, 1/01/15	No Opt. Call	AA+	422,609
2,145	4.000%, 1/01/16	No Opt. Call	AA+	2,309,479
46,915	Total Hawaii			54,202,443

	Illinois – 9.0%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,360,478

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,061,220

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	A+	1,238,522

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	AA–	4,137,223

2,000	Community Unit School District 308, Oswego, in the Counties of Kendall, Kane, and Will, Illinois, General Obligation Bonds, Series 2004, 5.375%, 10/01/18 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	Aa2 (4)	2,095,300

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,306,760

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,115,816

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,192,558

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,789,244

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,540,461
3,000	5.000%, 11/15/33	No Opt. Call	AA	2,966,250

1,360	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	1,461,293

920	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA–	965,108

1,250	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	1,230,650

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,296,002

2,745	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,767,097

13,200	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	Aa1	13,124,496

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,214,346

8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	8,847,485

Nuveen Investments	111

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	$3,674,242

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15)	5/15 at 100.00	AA+	3,193,650

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,204,200

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,417,310

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,354,716

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,100	5.000%, 8/15/14	No Opt. Call	AA–	1,134,232
1,175	5.000%, 8/15/15	No Opt. Call	AA–	1,249,836
1,000	5.000%, 8/15/16 – AGC Insured	No Opt. Call	AA–	1,095,240
875	5.000%, 8/15/18	No Opt. Call	AA–	983,203
355	5.250%, 8/15/19	No Opt. Call	AA–	402,850

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA–	2,194,040

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	Aa1	5,912,050

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,496,998

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	2/14 at 100.00	BBB–	410,644

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,299,460

2,080	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012A, 5.000%, 6/15/14	No Opt. Call	AA+	2,141,755

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,525	5.000%, 6/15/18	12/16 at 100.00	AA+	2,821,940
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,383,813
1,705	5.000%, 6/15/19	6/15 at 100.00	AA+	1,816,371
3,250	5.000%, 12/15/19	12/14 at 100.00	AA+	3,406,975

2,940	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A–	2,982,924

	Illinois State, General Obligation Bonds, Refunding Series 2006:
920	5.000%, 1/01/14	No Opt. Call	A–	926,780
190	5.000%, 1/01/15	No Opt. Call	A–	198,826
3,570	5.000%, 1/01/16	No Opt. Call	A–	3,848,032

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A–	1,643,767
1,115	5.250%, 1/01/20	No Opt. Call	A–	1,243,927

355	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	378,870

	Illinois State, General Obligation Bonds, Refunding Series 2010:
2,860	5.000%, 1/01/14	No Opt. Call	A–	2,881,078
1,505	5.000%, 1/01/16	No Opt. Call	A–	1,622,209
5,045	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	5,567,561
490	5.000%, 1/01/17	No Opt. Call	A–	538,363
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	5,586,808
22,010	5.000%, 1/01/18	No Opt. Call	A–	24,468,737
545	5.000%, 1/01/19	No Opt. Call	A–	606,165
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,020,196

885	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/14 (ETM)	No Opt. Call	N/R (4)	892,169

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,060	5.000%, 8/01/15	No Opt. Call	A–	7,533,373
8,000	5.000%, 8/01/16	No Opt. Call	A–	8,750,640
5,250	5.000%, 8/01/17	No Opt. Call	A–	5,827,553
5,170	5.000%, 8/01/19	No Opt. Call	A–	5,768,376
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,460,297

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	4/14 at 100.00	A–	6,999,134

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	12/13 at 100.00	A	561,809

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	A–	$10,108

	Illinois State, General Obligation Bonds, Series 2004A:
1,840	5.000%, 3/01/16 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	A (4)	1,869,790
25	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	A2 (4)	25,405

	Illinois State, General Obligation Bonds, Series 2004:
860	5.000%, 11/01/13 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	860,000
940	5.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	977,854

	Illinois State, General Obligation Bonds, Series 2005:
860	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A–	875,618
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA–	2,130,760

	Illinois State, General Obligation Bonds, Series 2006A:
1,035	5.000%, 6/01/17	No Opt. Call	A–	1,145,766
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,580,160

	Illinois State, General Obligation Bonds, Series 2006:
4,060	5.000%, 1/01/16	No Opt. Call	A–	4,376,193
1,005	5.000%, 1/01/17	1/16 at 100.00	A–	1,073,461
2,550	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	A	2,701,292

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA–	1,079,560

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,662,825
3,500	5.000%, 7/01/21	No Opt. Call	A–	3,801,245
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,726,968

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,254,356

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,355	5.000%, 6/15/18	No Opt. Call	AAA	5,035,687
6,000	5.000%, 6/15/19	No Opt. Call	AAA	6,961,800

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
415	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA–	443,091
1,170	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A	1,279,828

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
680	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A	704,310
620	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A	666,928

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	2,394,993

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
875	0.533%, 12/15/13	No Opt. Call	AAA	874,965
2,000	0.633%, 12/15/16	12/14 at 100.00	AAA	2,000,520

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	1,286,661

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
290	5.000%, 6/01/15	No Opt. Call	A	308,682
5,115	5.000%, 6/01/16	No Opt. Call	A	5,613,866
7,300	5.000%, 6/01/17	No Opt. Call	A	8,191,987
5,140	5.000%, 6/01/18	No Opt. Call	A	5,847,367
9,595	5.000%, 6/01/19	No Opt. Call	A	10,916,519
5,185	5.250%, 6/01/20	No Opt. Call	A	5,925,937
20	5.250%, 6/01/21	No Opt. Call	A	22,714

5,620	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	6,599,903

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	7,956,260

1,090	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/26	6/18 at 100.00	AA	1,203,774

1,035	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/27	6/18 at 100.00	AA	1,120,667

200	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013, 4.000%, 2/01/15	No Opt. Call	AA–	208,278
307,640	Total Illinois			331,327,526

Nuveen Investments	113

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 2.7%

$4,420	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	$4,605,552

635	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	649,211

6,800	Indiana Finance Authority, Environmental Improvement Refunding Revenue Bonds, Southern Indiana Gas & Electric Company, Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	A1	6,859,092

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
500	5.000%, 8/15/16	No Opt. Call	AA–	558,025
635	5.000%, 8/15/18	No Opt. Call	AA–	734,447

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,445	5.000%, 3/01/19	No Opt. Call	A–	1,600,453
2,115	5.000%, 3/01/20	No Opt. Call	A–	2,337,794

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	975,129
750	5.000%, 5/01/20	No Opt. Call	A+	860,483
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,279,640

5,725	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,080,694

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,706,582

11,080	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,052,048

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,530,825

5,140	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,168,476

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,446,135

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA–	4,677,780

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,266,380
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	1,931,338
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,360,473

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	4,521,905

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	7,056,688

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	A3	369,743
880	4.000%, 4/01/17	No Opt. Call	A3	947,663
400	4.000%, 4/01/18	No Opt. Call	A3	433,532
550	3.000%, 4/01/19	No Opt. Call	A3	567,518

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
840	3.000%, 2/01/14	No Opt. Call	N/R	842,528
855	3.000%, 8/01/14	No Opt. Call	N/R	861,404
870	3.000%, 2/01/15	No Opt. Call	N/R	876,099
880	4.000%, 8/01/15	No Opt. Call	N/R	902,669
900	4.000%, 2/01/16	No Opt. Call	N/R	927,099
915	4.000%, 8/01/16	No Opt. Call	N/R	946,741

2,795	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	Aaa	2,961,862
91,435	Total Indiana			97,896,008

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.6%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
$1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	$1,265,196
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	1,525,603
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA–	1,580,224
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA–	1,403,588

1,420	Iowa City, Iowa, General Obligation Bonds, Capital Loan Notes, Refunding Series 2008B, 3.250%, 6/01/14	No Opt. Call	Aaa	1,445,162

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	7,430,023

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,930	5.000%, 6/01/17	No Opt. Call	AA	2,224,808
3,120	5.000%, 6/01/18	No Opt. Call	AA	3,679,572
19,220	Total Iowa			20,554,176

	Kansas – 0.8%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,680	5.000%, 9/01/16	No Opt. Call	AAA	5,277,308
6,050	5.000%, 9/01/17	No Opt. Call	AAA	7,026,349

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2	680,596

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,448,084
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,622,456

	Topeka Public Building Commission, Kansas, Revenue Bonds, State of Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA	2,469,657
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA	3,217,000

10,325	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	6,891,938
29,615	Total Kansas			28,633,388

	Kentucky – 1.1%

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,318,350

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	17,655,933

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	3,613,652

13,360	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	13,492,130

3,000	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A	3,324,630
39,015	Total Kentucky			42,404,695

	Louisiana – 2.4%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,105,350

940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	1,086,132

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,567,107

585	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A (4)	589,739

245	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	252,842

Nuveen Investments	115

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$475	5.000%, 7/01/18	No Opt. Call	A	$550,478
1,525	5.000%, 7/01/19	No Opt. Call	A	1,762,321
1,000	5.000%, 7/01/20	No Opt. Call	A	1,138,790
7,245	5.000%, 7/01/26	7/23 at 100.00	A	7,942,694

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
2,250	5.000%, 5/01/19	No Opt. Call	Aa1	2,670,908
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	2,988,725
3,605	5.000%, 5/01/21	No Opt. Call	Aa1	4,319,799

11,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	14,306,065

7,125	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,097,990

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A3	3,295,235
2,500	5.000%, 12/01/20	No Opt. Call	A3	2,866,050
3,600	5.000%, 12/01/21	No Opt. Call	A3	4,090,212

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA–	41,014

2,205	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 101.00	AA– (4)	2,262,815

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,753,560

	Terrebonne Leve and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,959,694
1,670	5.000%, 7/01/22	No Opt. Call	A+	1,909,495

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A:
5,000	5.000%, 5/15/24	5/15 at 100.00	A–	5,169,450
10,000	5.000%, 5/15/25	5/16 at 100.00	A–	10,426,800
82,495	Total Louisiana			90,153,265

	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	5/14 at 100.00	BBB	3,456,321

	Maryland – 1.7%

1,095	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/15	No Opt. Call	AAA	1,168,672

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,398,139

1,000	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	Aa2	1,091,050

1,500	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 6/01/15	No Opt. Call	Aaa	1,565,550

290	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	319,954

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,614,400
5,590	5.000%, 7/15/17	No Opt. Call	AAA	6,474,506
5,130	5.000%, 7/15/18	No Opt. Call	AAA	6,081,410

13,610	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,886,817

5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,998,550

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,145,800
54,450	Total Maryland			62,744,848

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 2.1%

$3,500	Boston, Massachusetts, General Obligation Bonds, Refunding Series 2009C, 3.000%, 2/01/15	No Opt. Call	Aaa	$3,622,850

2,745	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	2,893,505

540	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	535,259

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	473,779

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA	2,191,040
2,075	5.000%, 11/15/16	No Opt. Call	AAA	2,357,117
1,510	5.000%, 11/15/17	No Opt. Call	AAA	1,764,360
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,193,520

10,375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,633,695

190	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/16 – AGM Insured	8/15 at 100.00	AA+	205,325

2,080	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/21 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	2,255,157

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
190	5.000%, 8/15/17 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	206,000
3,975	5.000%, 8/15/18 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	4,309,735
80	5.000%, 8/15/19 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	86,737
775	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	840,263
345	5.000%, 8/15/22 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	374,052
35	5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	37,947
335	5.000%, 8/15/24 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	363,210
730	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	791,473
225	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	243,947
85	5.000%, 8/15/27 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	Aa2 (4)	92,158
360	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	390,316
1,450	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	Aa2 (4)	1,572,105

8,675	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	8,745,615

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	15,281,082

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	5,029,900

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA	2,579,067
2,420	4.000%, 8/15/16	No Opt. Call	AA	2,655,369
2,420	4.000%, 8/15/17	No Opt. Call	AA	2,711,174
2,420	4.000%, 8/15/18	No Opt. Call	AA	2,749,943
71,295	Total Massachusetts			78,185,700

	Michigan – 4.3%

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
875	5.000%, 10/01/15	No Opt. Call	BBB–	924,105
1,600	5.000%, 10/01/16	No Opt. Call	BBB–	1,722,448
900	5.000%, 10/01/17	No Opt. Call	BBB–	975,033
1,100	5.000%, 10/01/18	No Opt. Call	BBB–	1,196,701
1,500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,661,715

	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004:
2,265	5.000%, 5/01/21 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	2,319,066
185	5.000%, 5/01/21 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	189,416

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Series 2012 Refunding:
1,200	5.000%, 5/01/14	No Opt. Call	AA–	1,228,764
775	4.000%, 5/01/15	No Opt. Call	AA–	808,767

Nuveen Investments	117

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$1,000	5.000%, 5/01/16	No Opt. Call	AA–	$1,097,480
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,081,170
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,938,954

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,000	5.000%, 6/01/14	No Opt. Call	A+	1,021,790
1,700	5.000%, 6/01/15	No Opt. Call	A+	1,792,004
1,600	5.000%, 6/01/16	No Opt. Call	A+	1,724,432

1,700	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013, 5.000%, 10/01/15	No Opt. Call	AAA	1,850,518

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A:
10,000	5.000%, 7/01/14	No Opt. Call	AAA	10,320,600
15,475	5.000%, 7/01/15	No Opt. Call	AAA	16,676,479

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
8,790	5.000%, 7/01/21	7/18 at 100.00	AAA	9,954,060
13,475	5.000%, 7/01/22	7/16 at 100.00	AAA	14,750,678

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,035,700

3,180	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,644,916

18,530	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,731,977

4,295	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	4,457,995

6,445	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	6,505,132

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	A+ (4)	1,058,177

6,025	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,954,176

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,829,973

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,207,280

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A1	7,250,600

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	Aa2	1,019,450

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa2	1,196,932
1,000	5.000%, 5/01/21	No Opt. Call	Aa2	1,141,170

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa2	885,732
1,000	5.000%, 5/01/20	No Opt. Call	Aa2	1,157,160

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	Aa2 (4)	1,466,914

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa2	1,062,525

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,685,729

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,088,473
148,395	Total Michigan			158,614,191

	Minnesota – 1.1%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	802,581

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)
$1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	$1,799,934
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,866,368

5,025	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,410,468

877	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	914,902

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,568,055

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,561,360
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,649,560

6,045	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	6,794,882

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA–	1,008,100
1,630	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,719,438
7,000	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA–	7,663,530
35,127	Total Minnesota			38,759,178

	Mississippi – 0.3%

11,500	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	A	11,496,205

1,100	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	9/14 at 100.00	AA–	1,137,257
12,600	Total Mississippi			12,633,462

	Missouri – 1.6%

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R	2,013,520
100	6.500%, 6/01/25	No Opt. Call	N/R	100,654

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,757,863
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,921,299

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,595	5.000%, 1/01/17	No Opt. Call	Aaa	4,096,503
3,000	5.000%, 1/01/18	No Opt. Call	Aaa	3,509,910

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,059,700

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
505	4.000%, 7/01/15	No Opt. Call	A–	532,088
445	5.000%, 7/01/16	No Opt. Call	A–	493,216
715	5.000%, 7/01/17	No Opt. Call	A–	816,895
765	5.000%, 7/01/18	No Opt. Call	A–	887,308

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,813,753

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,155	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A	9,463,470
11,995	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	14,182,528

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	5,177,026
51,335	Total Missouri			57,825,733

	Nebraska – 0.6%

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	396,071
500	4.000%, 6/15/16	No Opt. Call	AA–	542,780
750	4.000%, 6/15/17	No Opt. Call	AA–	831,030
600	4.000%, 6/15/18	No Opt. Call	AA–	673,074
800	5.000%, 6/15/19	No Opt. Call	AA–	940,088

Nuveen Investments	119

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
$1,915	3.000%, 1/15/16	No Opt. Call	AAA	$2,022,585
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,733,575
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,487,324
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,724,448

2,320	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	2,051,715

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,060,773
19,520	Total Nebraska			20,463,463

	Nevada – 0.6%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,131,630
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,240,880

1,670	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	AA+	1,870,283

4,635	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/14	No Opt. Call	AA–	4,782,022

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	2,817,176

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,647,700

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
465	2.000%, 6/01/14	No Opt. Call	N/R	463,684
330	3.000%, 6/01/16	No Opt. Call	N/R	326,604
1,000	3.000%, 6/01/17	No Opt. Call	N/R	973,830
190	4.000%, 6/01/18	No Opt. Call	N/R	189,713

2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+	3,094,279
21,740	Total Nevada			23,537,801

	New Hampshire – 0.1%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	5,227,750

	New Jersey – 6.3%

740	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	726,340

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15	No Opt. Call	BBB	2,552,148

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BBB	1,572,165

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A	4,042,644

3,205	Mercer County, New Jersey, General Obligation Bonds, Series 2012, 2.000%, 2/01/16	No Opt. Call	AA+	3,304,611

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
140	5.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	140,000
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA–	1,120,860
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA–	1,675,622
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA–	1,060,134

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	259,453

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	383,057

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	$5,680

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
4,460	5.375%, 6/15/14 (ETM)	No Opt. Call	Aaa	4,605,307
650	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	703,684
1,040	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,125,894
1,430	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,616,944
2,435	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	2,753,328

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
3,740	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	3,870,601
75	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	77,619
100	5.750%, 6/15/29 (Pre-refunded 6/15/14) – RAAI Insured	6/14 at 100.00	Aaa	103,492
1,505	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,555,207
2,370	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,452,760

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
3,900	5.000%, 6/15/14	No Opt. Call	BBB+	4,001,868
3,720	5.000%, 6/15/15	No Opt. Call	BBB+	3,947,478
3,920	5.000%, 6/15/16	No Opt. Call	BBB+	4,279,150
6,265	5.000%, 6/15/17	No Opt. Call	BBB+	6,962,984
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,551,709
5,250	5.000%, 6/15/19	No Opt. Call	BBB+	5,897,588
245	4.000%, 6/15/19	No Opt. Call	BBB+	262,228
5,190	5.000%, 6/15/20	No Opt. Call	BBB+	5,785,656
7,410	5.000%, 6/15/21	No Opt. Call	BBB+	8,196,720
250	5.000%, 6/15/22	No Opt. Call	BBB+	274,625
475	5.000%, 6/15/22	No Opt. Call	AA–	539,838
7,945	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,356,154
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,231,540
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	643,749

2,325	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.000%, 9/01/14	No Opt. Call	A+	2,418,442

4,890	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/20	No Opt. Call	A+	5,708,977

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,863,817

3,635	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	4,013,803

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,182,247
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,375,957

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	491,356

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA–	1,463,994

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,403,700

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,390	5.000%, 12/15/17	No Opt. Call	A+	6,232,511
9,750	5.000%, 12/15/18	No Opt. Call	A+	11,427,293

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,000	5.000%, 6/15/14	No Opt. Call	A+	2,060,300
1,500	5.000%, 6/15/15	No Opt. Call	A+	1,612,680

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
11,500	5.000%, 6/15/19	No Opt. Call	A+	13,396,695
13,675	5.000%, 6/15/20	No Opt. Call	A+	15,884,196

65	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+ (4)	65,744

Nuveen Investments	121

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$2,245	6.500%, 1/01/16	No Opt. Call	A3	$2,528,903
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,632
805	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	906,800

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,612,487
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	11,316
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	520,522
120	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	135,788
245	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	277,235
1,925	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA– (4)	2,130,032
1,870	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	2,069,174
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	94,053
2,150	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	2,378,997

235	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A, 6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	237,301

5,945	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,959,455

205	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	12/13 at 100.00	Aaa	207,007

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,256,321

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,038,555

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A1	4,598,317
4,850	3.000%, 1/01/19	No Opt. Call	A1	5,084,449

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,160	5.000%, 6/01/14	No Opt. Call	A1	4,238,291
5,660	5.000%, 6/01/15	No Opt. Call	A1	5,927,775
95	5.000%, 6/01/17	No Opt. Call	A2	103,910
5,525	4.500%, 6/01/23	6/17 at 100.00	B1	5,130,294
1,065	4.625%, 6/01/26	6/17 at 100.00	B1	919,883
213,265	Total New Jersey			232,613,046

	New Mexico – 0.1%

2,720	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+	2,720,000

	New York – 10.0%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A	524,660

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–	1,870,712

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	6,005

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,434,263

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,550,952

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,050

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
680	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	661,613
245	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA–	217,460
375	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	304,151
430	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA–	332,743
1,095	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA–	805,679

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B:
115	5.250%, 6/01/14	No Opt. Call	A–	118,156
2,380	5.250%, 12/01/14	No Opt. Call	A–	2,496,715

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
$5,845	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA–	$6,448,379
775	4.250%, 12/01/16 – AGM Insured	No Opt. Call	AA–	840,209
870	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	937,660
3,995	5.000%, 12/01/19 – FGIC Insured	6/16 at 100.00	A	4,356,667
795	5.250%, 12/01/20 – FGIC Insured	6/16 at 100.00	A	865,850
240	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	260,134

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D:
595	5.000%, 9/01/17 – NPFG Insured	9/16 at 100.00	A	657,784
85	5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	A	92,851
320	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	A	347,053

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
3,755	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	A	4,184,685
2,120	5.000%, 12/01/17	12/16 at 100.00	A–	2,358,500
2,120	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	A	2,342,727
12,740	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	A	14,078,464
150	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	A	164,853
690	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	A	757,013
585	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	A	641,815
715	5.000%, 12/01/21 – AGM Insured	12/16 at 100.00	AA–	788,981
4,245	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	A	4,642,544
155	5.000%, 12/01/22	12/16 at 100.00	A–	169,516
10	4.125%, 12/01/22 – FGIC Insured	12/16 at 100.00	A	10,343

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
450	5.000%, 4/01/18	No Opt. Call	A–	510,417
3,370	5.000%, 4/01/19	No Opt. Call	A–	3,838,329
1,250	5.500%, 4/01/22	4/19 at 100.00	A–	1,406,913

2,440	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/14	No Opt. Call	A–	2,494,705

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
2,315	5.000%, 5/01/15 – NPFG Insured	No Opt. Call	A	2,453,669
790	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	A	865,090
8,640	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	A	9,665,568
2,840	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A	3,131,696
600	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	A	660,702

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,204,555

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,126,000

5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	6,540,600

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2:
3,985	5.000%, 11/15/21	No Opt. Call	A	4,641,449
2,000	5.000%, 11/15/22	No Opt. Call	A	2,318,700

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H:
5,135	5.000%, 11/15/20	No Opt. Call	A	6,014,934
3,090	4.000%, 11/15/21	No Opt. Call	A	3,377,123
5,790	4.000%, 11/15/22	No Opt. Call	A	6,247,236

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	1,578,540

	Monroe County, New York, General Obligation Bonds, Refunding Series 2012:
1,500	5.000%, 3/01/14	No Opt. Call	A	1,523,550
1,000	5.000%, 3/01/15	No Opt. Call	A	1,055,270

8,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	8,881,888

3,040	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA	3,196,986

10,085	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,645,351

10,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	10,362,500

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	A	7,831,152

Nuveen Investments	123

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	$2,158,080

2,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	BBB	2,031,800

2,460	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA	2,671,634

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,420,150
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,556,200
6,845	5.000%, 4/01/18	No Opt. Call	AA–	8,020,423

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
1,190	5.250%, 6/01/20 – AMBAC Insured	12/13 at 100.00	AA–	1,195,188
820	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA–	823,452
110	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA+	110,459

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
4,585	5.500%, 6/01/19	12/13 at 100.00	AA–	4,599,030
1,875	5.250%, 6/01/20 – AMBAC Insured	12/13 at 100.00	AA–	1,889,231
11,245	5.250%, 6/01/21 – AMBAC Insured	12/13 at 100.00	AA–	11,279,297
9,410	5.250%, 6/01/22 – AMBAC Insured	12/13 at 100.00	AA–	9,438,701

640	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/20 – FGIC Insured	12/13 at 100.00	AA	641,715

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
3,220	5.500%, 6/01/19	12/13 at 100.00	AA–	3,247,917
10,070	5.500%, 6/01/20	12/13 at 100.00	AA–	10,114,409
14,020	5.500%, 6/01/21	12/13 at 100.00	AA–	14,082,810
5,205	5.500%, 6/01/22	12/13 at 100.00	AA–	5,227,746

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,293,800

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,105	5.000%, 12/15/16	No Opt. Call	AAA	3,532,993
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,169,630

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,647,345

	North Babylon Union Free School District, Suffolk County, New York, General Obligation Bonds, Refunding Series 2013:
3,080	3.000%, 1/15/14	No Opt. Call	Aa3	3,097,741
3,080	3.000%, 1/15/15	No Opt. Call	Aa3	3,180,285

	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–	8,372,754
5,500	5.000%, 6/01/16	No Opt. Call	AA–	6,110,500
4,100	5.000%, 6/01/17	No Opt. Call	AA–	4,684,332
2,800	5.000%, 6/01/18	No Opt. Call	AA–	3,259,788

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B:
16,120	4.000%, 11/15/20	No Opt. Call	AA–	18,232,848
18,685	4.000%, 11/15/21	No Opt. Call	AA–	20,897,117

5,150	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 4.000%, 11/15/19	No Opt. Call	AA–	5,860,855

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,740	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,696,831
3,000	5.000%, 6/01/26	6/16 at 100.00	BB–	2,638,260

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	BBB+	2,379,512
2,510	3.000%, 8/15/23	No Opt. Call	BBB+	2,384,952
338,600	Total New York			367,795,895

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 1.3%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
$3,000	5.000%, 3/01/16	No Opt. Call	AA	$3,313,290
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,291,963
2,075	5.000%, 3/01/18	No Opt. Call	AA	2,422,044

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,086,575
3,025	5.000%, 3/01/18	No Opt. Call	AA+	3,540,763

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	AAA	1,525,095
1,500	3.000%, 6/01/15	No Opt. Call	AAA	1,565,550
1,500	3.000%, 6/01/16	No Opt. Call	AAA	1,599,915
765	3.000%, 6/01/17	No Opt. Call	AAA	828,916

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	2,742,711
3,290	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA–	3,483,353
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA–	3,013,396

2,050	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/19	No Opt. Call	A	2,384,314

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,185,900
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,030,044
3,540	5.000%, 5/01/21	5/19 at 100.00	AA+	4,095,001

500	University of North Carolina System, Pooled Revenue Bonds, East Carolina University, Series 2011A, 3.000%, 5/01/14	No Opt. Call	Aa2	506,805

	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012:
350	2.000%, 6/01/14 – AGM Insured	No Opt. Call	AA	353,689
420	3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	437,615
855	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	949,597
800	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	900,824
44,300	Total North Carolina			49,257,360

	North Dakota – 0.5%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	814,976

5,325	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	6,006,440

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,056,940

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,205,303

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,851,812

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA–	6,395,591
17,125	Total North Dakota			18,331,062

	Ohio – 3.9%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,257,740
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	2,966,219

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	A3	2,354,377
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,998,290

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,825	5.000%, 6/01/14	No Opt. Call	A1	5,934,627
9,515	5.000%, 6/01/15	No Opt. Call	A1	9,965,155
6,630	5.000%, 6/01/16	No Opt. Call	A1	7,115,979
3,415	5.000%, 6/01/17	No Opt. Call	Baa1	3,735,293

Nuveen Investments	125

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$14,965	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	$12,790,586

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	3,642,850

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,709,478
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,754,953
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,812,893

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
510	3.000%, 6/15/14	No Opt. Call	Baa2	517,609
500	4.000%, 6/15/17	No Opt. Call	Baa2	536,045
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,126,467
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,089,440

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,528,394

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16	No Opt. Call	BB+	1,029,440
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,679,308
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,025,600
270	5.000%, 2/15/20	No Opt. Call	BB+	275,065
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,007,120

2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/17	No Opt. Call	BB+	2,065,300

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	759,237
765	3.000%, 10/01/16	No Opt. Call	A1	806,715
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,200,045

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	Baa1	5,736,558

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,380,080

180	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2012A, 4.000%, 2/01/14	No Opt. Call	AA+	181,753

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	8,024,206

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,748,127

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,154,419

1,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/18	No Opt. Call	AA+	1,184,840

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	925,542
500	5.000%, 1/01/18	No Opt. Call	Aa2	577,650

95	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	102,008

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,637,852

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	BBB	2,018,880

4,540	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Refunding Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	5,150,494

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,145	5.000%, 12/01/15	No Opt. Call	N/R	2,195,579
2,265	5.000%, 12/01/16	No Opt. Call	N/R	2,323,731

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,485,670

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	$33,100
136,320	Total Ohio			144,544,714

	Oklahoma – 1.4%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,395	4.000%, 9/01/18	No Opt. Call	A+	1,540,038
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,568,225
2,685	4.500%, 9/01/20	No Opt. Call	A+	2,992,271

4,500	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A	5,146,245

4,845	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 4.000%, 6/01/14	No Opt. Call	A+	4,947,908

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
750	2.000%, 3/01/14	No Opt. Call	A+	754,193
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,295,300
2,820	4.000%, 3/01/18	No Opt. Call	A+	3,115,028

3,530	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A	3,712,466

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3	1,045,590
1,200	4.500%, 6/01/16	6/15 at 100.00	A3	1,260,444

8,505	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	9,405,084

7,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,664,678

1,250	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,331,988
46,340	Total Oklahoma			50,779,458

	Oregon – 0.7%

2,575	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/22	No Opt. Call	AA+	2,878,670

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	1,138,480

	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2013:
3,795	5.000%, 6/15/14	No Opt. Call	Aa1	3,910,102
5,655	5.000%, 6/15/15	No Opt. Call	Aa1	6,091,679

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A	2,342,480

10,450	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/16	5/15 at 100.00	Aa3	10,831,530
25,475	Total Oregon			27,192,941

	Pennsylvania – 6.5%

385	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.000%, 3/01/15	No Opt. Call	A2	398,625

1,480	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.375%, 2/15/14	No Opt. Call	Baa3	1,484,632

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,865	5.000%, 5/01/14	No Opt. Call	Baa2	1,889,506
1,985	5.000%, 5/01/15	No Opt. Call	Baa2	2,057,075
1,620	5.000%, 5/01/16	No Opt. Call	Baa2	1,701,275
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2	1,327,174

Nuveen Investments	127

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	$5,800,050

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	7,549,923
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA–	5,153,676

1,900	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21	11/18 at 100.00	Aa1	2,185,494

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA (4)	1,022,928

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,192,744

2,295	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2009, 4.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	2,355,795

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	465,344
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+	20,638
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+	216,924
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	76,368

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+	1,094,550
500	5.000%, 12/01/18	No Opt. Call	A+	585,395

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,906,286

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R	1,006,280

3,425	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	B+	3,416,643

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,668,518

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,405,250

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,159,358

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	3,820,634

560	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	12/13 at 100.00	N/R	470,807

7	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Alternative Minimum Tax)	12/13 at 100.00	N/R	6,081

940	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	1,048,805

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
3,050	5.250%, 10/15/14	No Opt. Call	BBB+	3,152,297
3,285	5.250%, 10/15/15	No Opt. Call	BBB+	3,499,248

2,700	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	2,698,893

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	10,081,900

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,500	5.000%, 7/01/15	No Opt. Call	Aaa	2,698,025
2,985	4.000%, 7/01/15	No Opt. Call	Aaa	3,171,831
3,940	5.000%, 7/01/16	No Opt. Call	Aaa	4,420,247
4,830	5.000%, 7/01/19	No Opt. Call	Aaa	5,782,911

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
5,700	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,502,788

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
$23,750	5.000%, 1/01/22	7/17 at 100.00	Aaa	$26,891,847
8,365	5.000%, 7/01/22	7/16 at 100.00	Aaa	9,212,542
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	17,175,060
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	14,110,920

11,800	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	11,595,388

1,775	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA–	1,870,850

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B:
4,025	5.000%, 6/01/14	No Opt. Call	A–	4,133,071
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,267,520
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,414,320

16,030	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA	18,124,800

2,860	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	3,452,363

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	Aa3	11,043,400

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	Aa3	2,013,631
1,525	5.000%, 9/01/18	No Opt. Call	Aa3	1,734,977

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
604	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	635,456
620	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	692,125

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
260	4.000%, 12/01/14	No Opt. Call	BBB–	267,912
1,205	4.000%, 12/01/16	No Opt. Call	BBB–	1,276,746

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,338,688

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1	2,951,225

	York County, Pennsylvania, General Obligation Bonds, Series 2013:
1,925	3.000%, 6/01/15	No Opt. Call	AA	2,002,655
1,320	3.000%, 6/01/16	No Opt. Call	AA	1,399,913
1,350	4.000%, 6/01/17	No Opt. Call	AA	1,497,852
220,771	Total Pennsylvania			240,598,179

	Puerto Rico – 0.2%

1,630	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.000%, 7/01/21	No Opt. Call	BBB–	1,275,768

5,800	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	BBB	4,466,986

15	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/20	No Opt. Call	BBB–	12,117

150	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	141,741
7,595	Total Puerto Rico			5,896,612

	Rhode Island – 0.1%

450	Rhode Island Health and Education Building Corporation, University of Rhode Island Auxiliary Enterprise Revenue Refunding Issue, Series 2013C, 4.000%, 9/15/16	No Opt. Call	A+	488,885

520	Rhode Island Health and Education Building Corporation, University of Rhode Island Auxiliary Enterprise Revenue Refunding Issue, Series 2013C, 4.000%, 9/15/18	No Opt. Call	A+	578,687

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	2,108,900

1,865	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	12/13 at 100.00	Baa1	1,864,981
4,835	Total Rhode Island			5,041,453

Nuveen Investments	129

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.1%

$3,065	Cherokee County School District 1, South Carolina, General Obligation Bonds, Series 2013A, 4.000%, 3/01/15	No Opt. Call	Aa1	$3,220,242

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,652,145
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,162,270

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	6,334,420

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,257,169

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	3,957,173
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,783,489

5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,787,700

510	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–	510,000

1,330	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,722,350

1,575	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	1,609,382

820	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	5/14 at 100.00	N/R	821,123
36,455	Total South Carolina			39,817,463

	South Dakota – 0.1%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,659,174
770	3.000%, 11/01/18	No Opt. Call	A	805,074

1,920	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	2,051,731
4,270	Total South Dakota			4,515,979

	Tennessee – 1.1%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
425	2.000%, 12/01/13	No Opt. Call	AA+	425,655
425	2.000%, 12/01/14	No Opt. Call	AA+	433,050
225	2.000%, 12/01/15	No Opt. Call	AA+	232,254
225	2.000%, 12/01/16	No Opt. Call	AA+	234,232
475	2.000%, 12/01/17	No Opt. Call	AA+	494,955
710	4.000%, 12/01/20	No Opt. Call	AA+	800,703
740	4.000%, 12/01/21	No Opt. Call	AA+	828,622

695	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.000%, 7/01/14	No Opt. Call	BBB+	712,215

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,177,939
2,500	5.000%, 1/01/20	No Opt. Call	A	2,831,375
1,500	4.000%, 1/01/21	No Opt. Call	A	1,598,535

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,393,380
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,355
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,153,631
810	4.000%, 11/01/20	No Opt. Call	BBB+	866,319
500	4.000%, 11/01/21	No Opt. Call	BBB+	528,565
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,154,537

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
$2,570	5.000%, 7/01/21	No Opt. Call	A+	$3,032,446
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,553,746

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA–	2,157,940
5,000	5.000%, 9/01/16	No Opt. Call	AA–	5,571,600
2,500	5.000%, 9/01/18	No Opt. Call	AA–	2,893,325

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,671,397

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,149,760

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
250	5.000%, 9/01/14	No Opt. Call	A	257,875
200	5.250%, 9/01/18	No Opt. Call	A	224,378

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A–	1,520,955
37,710	Total Tennessee			42,158,744

	Texas – 5.5%

2,980	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,098,991

	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A:
5,000	4.000%, 8/15/14	No Opt. Call	AAA	5,153,850
20,350	5.000%, 8/15/23	No Opt. Call	AAA	24,706,528

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,060,730
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,100,990

6,975	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,599,611

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,007,968
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,712,350

18,535	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013C, 2.000%, 10/01/17 (Mandatory put 2/15/14)	No Opt. Call	AA+	18,617,295

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,196,460

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,624,530

1,780	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	2,117,257

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	13,396,262

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,079,000

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,464,054
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,234,165

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,623,455

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, Saint Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,474,622
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,441,000

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	BBB	5,834,158

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,690	5.000%, 8/15/19	No Opt. Call	AA	1,967,278
2,785	5.000%, 8/15/21	No Opt. Call	AA	3,201,580

Nuveen Investments	131

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$2,000	5.000%, 8/15/22	No Opt. Call	AA	$2,296,980
5,480	5.000%, 8/15/23	8/22 at 100.00	AA	6,196,839

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	8,689,755

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	10,765,200

3,425	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	3,657,832

15,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,858,550

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	9,033,650

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,048,130

6,535	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	7,258,882

2,670	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	3,112,232

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,000	3.000%, 8/15/14	No Opt. Call	A	2,032,760
2,565	3.000%, 8/15/15	No Opt. Call	A	2,640,206
2,640	3.000%, 8/15/16	No Opt. Call	A	2,746,577
2,720	3.000%, 8/15/17	No Opt. Call	A	2,831,738
183,700	Total Texas			204,881,465

	Utah – 0.3%

4,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	AA–	4,178,080

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/14	No Opt. Call	A–	518,905
550	5.000%, 9/01/15	No Opt. Call	A–	593,648
875	5.000%, 9/01/16	No Opt. Call	A–	974,514
500	5.000%, 9/01/17	No Opt. Call	A–	571,100
500	5.000%, 9/01/18	No Opt. Call	A–	580,690
625	5.000%, 9/01/19	No Opt. Call	A–	728,225
1,025	5.000%, 9/01/20	No Opt. Call	A–	1,193,151
2,045	5.000%, 9/01/21	No Opt. Call	A–	2,370,809
10,620	Total Utah			11,709,122

	Virgin Islands – 0.5%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,515	5.000%, 10/01/14	No Opt. Call	BBB	2,601,491
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,743,862
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,768,356
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,435,880
15,345	Total Virgin Islands			16,549,589

	Virginia – 0.4%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/14	No Opt. Call	BBB	410,652
400	4.125%, 9/01/15	No Opt. Call	BBB	421,820

1,815	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	2/14 at 100.00	N/R	1,817,795

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,195,600

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
3,750	5.375%, 11/01/35 (Mandatory put 12/02/13) (Pre-refunded 12/02/13)	12/13 at 100.00	A– (4)	3,766,575
2,500	1.500%, 11/01/35 (Mandatory put 12/01/14)	11/14 at 100.00	A–	2,516,175

3,250	Peninsula Ports Authority, Virginia, Residential Care Facilities Revenue Bonds, Virginia Baptist Homes, Series 2003A, 7.375%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 100.00	AA+ (4)	3,269,533

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/14 at 100.00	N/R	$1,753,658
14,865	Total Virginia			15,151,808

	Washington – 2.6%

1,700	Central Washington University, Washington, System Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/15	No Opt. Call	A1	1,790,882

4,115	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,693,692

2,885	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2013A, 4.000%, 7/01/15	No Opt. Call	AA	3,062,572

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,274,097
1,400	5.000%, 12/01/20	No Opt. Call	A+	1,626,520
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,432,148

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,065,940

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	10,701,700

10,580	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,062,999

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,237,180

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,100,772

	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2013R-13C:
9,355	4.000%, 7/01/15	No Opt. Call	AA+	9,937,255
20,070	5.000%, 7/01/21	No Opt. Call	AA+	24,014,959

1,190	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	1,244,704
86,585	Total Washington			97,245,420

	West Virginia – 0.4%

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	5,082,800

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,179,200

530	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	584,913

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,344,270
15,010	Total West Virginia			15,191,183

	Wisconsin – 1.6%

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	3/18 at 100.00	AA+	3,347,760

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A	4,194,664

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,597,800
5,000	5.000%, 7/15/18	No Opt. Call	A	5,660,950
5,680	5.000%, 7/15/19	No Opt. Call	A	6,405,166

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	2,929,895

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
540	4.000%, 8/15/17	No Opt. Call	AA–	598,509
1,105	5.000%, 8/15/18	No Opt. Call	AA–	1,285,270

Nuveen Investments	133

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
$450	5.000%, 2/15/14		No Opt. Call	A–	$455,391
500	5.000%, 2/15/15		No Opt. Call	A–	523,925

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16		No Opt. Call	A+	1,631,527
1,555	5.000%, 12/01/17		No Opt. Call	A+	1,746,156
1,635	5.000%, 12/01/18		No Opt. Call	A+	1,858,832
1,710	5.000%, 12/01/19		No Opt. Call	A+	1,947,399

8,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19		No Opt. Call	A2	8,923,335

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16		No Opt. Call	A+	552,830
750	5.000%, 8/15/18		No Opt. Call	A+	859,898
315	5.000%, 8/15/20		No Opt. Call	A+	359,292
1,480	5.000%, 8/15/21		No Opt. Call	A+	1,673,924
35	5.000%, 8/15/23		8/22 at 100.00	A+	38,819

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
4,000	5.000%, 8/15/14		No Opt. Call	A–	4,134,520
2,050	5.250%, 8/15/18		8/16 at 100.00	A–	2,211,130

2,206	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20		5/19 at 100.00	AA–	2,601,988
54,386	Total Wisconsin				59,538,980
$3,277,378	Total Municipal Bonds (cost $3,481,821,184)				3,560,701,584

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$123	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$22,138

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	4,684
$158	Total Corporate Bonds (cost $6,255)				26,822
	Total Long-Term Investments (cost $3,481,827,439)				3,560,728,406

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.9%

	MUNICIPAL BONDS – 2.9%

	Arkansas – 0.3%

$10,645	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Variable Rate Demand Obligation, Tender Option Bond Trust 3693Z, 0.130%, 9/01/14 – NPFG Insured (8)		No Opt. Call	VMIG-1	$10,645,000

	Connecticut – 0.3%

4,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.100%, 7/01/37 (8)		2/14 at 100.00	VMIG-1	4,145,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.090%, 7/01/15 (8)		No Opt. Call	A-1	7,730,000
11,875	Total Connecticut				11,875,000

	Georgia – 0.5%

5,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2253, 0.130%, 4/01/15 – AGM Insured (8)		No Opt. Call	VMIG-1	5,000,000

12,135	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.080%, 4/01/27 (8)		4/17 at 100.00	VMIG-1	12,135,000
17,135	Total Georgia				17,135,000

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.3%

$9,700	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A REG D, 0.120%, 6/01/25 (8)	No Opt. Call	A-1	$9,700,000

1,500	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-B REG D, 0.120%, 6/01/26 (8)	6/19 at 100.00	A-1	1,500,000
11,200	Total Iowa			11,200,000

	Maine – 0.2%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.120%, 7/01/39 (8)	7/19 at 100.00	VMIG-1	6,665,000

	Massachusetts – 0.3%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.090%, 11/15/16 (8)	No Opt. Call	A-1	10,000,000

	Michigan – 0.0%

40	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 0.730%, 5/01/30 (8)	No Opt. Call	VMIG-2	40,000

	Missouri – 0.3%

10,480	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.510%, 7/01/22 (8)	No Opt. Call	A-2	10,480,000

	Ohio – 0.1%

5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3766Z, 0.200%, 6/01/15 – AGM Insured (8)	No Opt. Call	A-1	5,000,000

	Virginia – 0.1%

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.080%, 10/01/28 (8)	10/18 at 100.00	A-1	5,000,000

	Washington – 0.5%

4,480	Bellingham, Washington, Water and Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11981X, 0.230%, 8/01/19 (8)	No Opt. Call	VMIG-1	4,480,000

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.090%, 11/01/32 – AGM Insured (8)	11/17 at 100.00	VMIG-1	15,000,000
19,480	Total Washington			19,480,000
$107,520	Total Short-Term Investments (cost $107,520,000)			107,520,000

	Total Investments (cost $3,589,347,439) – 99.3%			3,668,248,406
	Other Assets Less Liabilities – 0.7%			27,614,110
	Net Assets – 100%			$3,695,862,516

Nuveen Investments	135

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

136	Nuveen Investments

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.8%

	MUNICIPAL BONDS – 96.8%

	National – 0.1%

$604	BB&T Various States Municipal Trust Pool, Class B Certificates, Series 2011, 0.149%, 9/01/14	No Opt. Call	AA–	$603,771

	Alabama – 0.1%

650	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre–refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+ (4)	653,322

	Arizona – 4.9%

	Arizona Sports and Tourism Authority, Subordinate Tax Revenue Refunding Bonds, Professional Baseball Training Facilities Project, Series 2013:
1,000	5.000%, 7/01/15	No Opt. Call	A3	1,065,080
1,000	5.000%, 7/01/16	No Opt. Call	A3	1,095,550

	Avondale, Arizona, Pledged Revenue Bonds, Refunding Series 2013:
1,045	2.000%, 7/01/14	No Opt. Call	AA	1,056,370
1,175	2.000%, 7/01/15	No Opt. Call	AA	1,202,448

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,737,044

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	1.000%, 7/01/18 (WI/DD, Settling 11/12/13)	No Opt. Call	Aa1	1,531,905
1,775	1.000%, 7/01/19 (WI/DD, Settling 11/12/13)	No Opt. Call	Aa1	1,866,572

415	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	458,691

1,045	Maricopa County School District 31 Balsz, Arizona, General Obligation Bonds, School Improvement Project 2011 Series 2012, 2.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,055,805

5,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Service Company, Cholla Project, Series 2009A, 1.250%, 6/01/34 (Mandatory put 5/29/14)	No Opt. Call	Baa1	5,016,000

5,935	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,791,124

1,000	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/16	No Opt. Call	AA	1,118,770

1,370	Phoenix Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,366,301

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
200	3.000%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	AA+	202,886
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	133,219
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	310,521

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	808,873

820	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	954,537

2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-2, 0.850%, 3/01/28 (Mandatory put 3/03/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,999,580
28,045	Total Arizona			29,771,276

	Arkansas – 0.5%

2,910	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,301,511

	California – 8.5%

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A:
475	2.000%, 9/01/14	No Opt. Call	N/R	477,480
495	2.250%, 9/01/15	No Opt. Call	N/R	498,727

Nuveen Investments	137

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Series 2005B, 5.250%, 7/01/16 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A+	$1,072,140

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	A	840,136

	California Health Facilities Financing Authority, Insured Refunding Revenue Bonds, Marshall Medical Center, Series 2012A:
350	3.000%, 11/01/13	No Opt. Call	A	350,000
495	4.000%, 11/01/14	No Opt. Call	A	512,582

1,690	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	1,935,422

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	A	288,076

895	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Refunding Series 2013B, 5.000%, 11/01/14	No Opt. Call	BBB–	927,712

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Services Inc., Refunding Series 1998A, 2.625%, 6/01/18 (Mandatory put 6/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,009,410

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,489,978

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,205,980

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,632,600

	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013:
400	2.000%, 9/01/14	No Opt. Call	N/R	404,100
250	2.000%, 9/01/15	No Opt. Call	N/R	253,465

1,000	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	BBB+	1,068,840

	Clovis, California, Water Revenue Bonds, Refunding Series 2013:
225	4.000%, 3/01/16 – BAM Insured	No Opt. Call	AA	241,070
250	4.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	273,658

1,000	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA–	1,112,720

550	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Senior Lien Series 2013A, 2.000%, 9/01/15	No Opt. Call	BBB+	556,243

	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B:
1,275	4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,331,891
875	4.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	Baa1	927,946
905	4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	966,703

2,295	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A2	2,580,360

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	No Opt. Call	A	2,581,925

685	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 12-1, Series 2012, 3.000%, 9/02/15	No Opt. Call	BBB+	709,701

	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 13-1, Series 2013:
700	2.000%, 9/02/14	No Opt. Call	BBB–	707,175
780	2.000%, 9/02/15	No Opt. Call	BBB–	790,811

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Community Facilities District 88-3, Series 2013B:
705	2.000%, 9/01/14	No Opt. Call	N/R	710,436
685	2.000%, 9/01/15	No Opt. Call	N/R	690,740

1,440	Lee Lake Public Financing Authority, California, Senior Lien Revenue Bonds, Refunding Series 2013A, 4.000%, 9/01/15	No Opt. Call	BBB	1,513,958

1,100	Modesto High School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/14 – FGIC Insured	No Opt. Call	Aa2	1,097,074

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	558,185

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Central District Redevelopment Project, Subordinate Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	A–	$2,690,450

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
450	3.000%, 10/01/15	No Opt. Call	A	468,639
320	3.000%, 10/01/16	No Opt. Call	A	338,301
360	3.000%, 10/01/17	No Opt. Call	A	381,488
300	4.000%, 10/01/18	No Opt. Call	A	329,361

2,950	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 3.000%, 9/01/16	No Opt. Call	N/R	2,970,709

675	Pioneers Memorial Healthcare District, California, General Obligation Bonds, Refunding Series 2012, 3.000%, 10/01/14	No Opt. Call	BBB+	687,845

400	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A, 3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA–	407,576

500	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Bonds, Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	587,095

	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A:
1,005	3.000%, 9/01/15	No Opt. Call	BBB+	1,035,562
550	3.000%, 9/01/16	No Opt. Call	BBB+	571,236

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	A	314,694
350	4.000%, 3/01/18	No Opt. Call	A	385,532

600	San Bernardino City Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013A, 5.000%, 8/01/17	No Opt. Call	A	684,840

1,000	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2002, 3.000%, 8/01/15	No Opt. Call	N/R	1,030,750

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,086,977

	West Kern Water District, California, Certificates of Participation, Series 2011:
630	3.000%, 6/01/14	No Opt. Call	AA–	638,165
860	3.000%, 6/01/15	No Opt. Call	AA–	887,236
600	3.000%, 6/01/16	No Opt. Call	AA–	625,812
48,760	Total California			51,439,512

	Colorado – 3.5%

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
175	3.000%, 6/01/15	No Opt. Call	A	179,667
250	3.000%, 6/01/16	No Opt. Call	A	259,590

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012:
210	2.000%, 7/15/14	No Opt. Call	A	211,560
175	2.250%, 7/15/17	No Opt. Call	A	176,726

3,345	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	A+	3,598,283

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 4.000%, 1/01/15	No Opt. Call	N/R	494,455

2,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	2,565,175

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012:
350	4.000%, 1/01/14	No Opt. Call	BBB–	351,439
505	4.000%, 1/01/15	No Opt. Call	BBB–	517,792

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	872,432

Nuveen Investments	139

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$360	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Parker Water and Sanitation District, Series 2004D, 4.000%, 9/01/14 – NPFG Insured	No Opt. Call	A	$369,234

	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013:
365	3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA–	382,173
600	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–	655,374

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A:
250	4.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A	265,460
250	5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	278,425

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
100	3.000%, 11/15/15	No Opt. Call	A	104,737
450	4.000%, 11/15/16	No Opt. Call	A	492,170
300	5.000%, 11/15/17	No Opt. Call	A	344,736

1,850	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	2,077,365

305	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A	275,998

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	236,901
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	354,584

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,289,687

360	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding Series 2012, 2.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–	360,000

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	746,403
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,050,809

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	500,035
490	3.000%, 12/01/16	No Opt. Call	A	516,220
510	3.000%, 12/01/17	No Opt. Call	A	541,034

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	242,875

	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012:
615	1.000%, 12/01/13	No Opt. Call	A	615,289
450	3.000%, 12/01/14	No Opt. Call	A	460,224
20,335	Total Colorado			21,386,852

	Connecticut – 1.5%

1,490	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Series 1996A, 1.550%, 5/01/31 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,505,496

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	Baa1	507,687
765	4.000%, 7/01/15	No Opt. Call	Baa1	792,953

1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 4.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	1,178,704

5,115	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.350%, 7/01/42 (Mandatory put 7/21/16)	No Opt. Call	AAA	5,227,428
9,025	Total Connecticut			9,212,268

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
200	4.000%, 7/01/14	No Opt. Call	BBB–	201,760
225	4.000%, 7/01/15	No Opt. Call	BBB–	228,935
425	Total Delaware			430,695

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.5%

$325	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	$344,334

250	District of Columbia, Revenue Bonds, Gallaudet University, Series 2011, 3.000%, 4/01/14	No Opt. Call	A+	252,953

1,840	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2009A, 5.000%, 4/01/14	No Opt. Call	A–	1,876,248

700	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	757,904
3,115	Total District of Columbia			3,231,439

	Florida – 6.7%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	310,239
600	4.000%, 11/15/17	No Opt. Call	BBB	639,606

1,045	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/16 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (4)	1,090,520

1,400	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,503,894

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
1,365	6.000%, 6/01/16	No Opt. Call	A+	1,539,174
965	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA–	1,064,955

5,415	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,787,227

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
300	5.000%, 6/01/14	No Opt. Call	A+	308,241
695	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA–	743,615

650	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/14	No Opt. Call	A	663,319

4,080	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,497,914

	Florida Higher Educational Facilities Financing Authority, Revenue and Revenue Refunding Bonds, University of Tampa Project, Series 2012A:
300	4.000%, 4/01/14	No Opt. Call	BBB+	303,774
850	4.000%, 4/01/15	No Opt. Call	BBB+	880,923

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
220	4.000%, 4/01/15	No Opt. Call	Baa1	228,004
435	4.000%, 4/01/16	No Opt. Call	Baa1	460,152

	Hernando County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2013A:
450	3.000%, 6/01/15	No Opt. Call	Aa3	467,460
350	4.000%, 6/01/17	No Opt. Call	Aa3	386,274

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA	1,089,410

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA	2,253,300

2,000	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/14 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,086,740

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA–	1,093,790

2,245	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A–	2,571,917

500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	506,015

730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15	No Opt. Call	BBB+	768,062

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,261,198
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,131,730

Nuveen Investments	141

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	$318,670

	Saint Lucie County, Florida, Sales Tax Revenue Bonds, Refunding Series 2013A:
1,815	3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	1,861,355
370	4.000%, 10/01/15 – AGM Insured	No Opt. Call	AA–	393,699
565	4.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	615,347

305	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 3.000%, 9/01/14	No Opt. Call	A+	311,335

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA–	2,417,295
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA–	1,359,431
38,145	Total Florida			40,914,585

	Georgia – 2.4%

1,300	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/14	No Opt. Call	A+	1,310,062

1,750	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A	1,766,415

1,300	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	1,302,535

1,500	Carroll County School District, Georgia, General Obligation Bonds, Series 2011, 4.000%, 4/01/14	No Opt. Call	AA+	1,523,790

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,308,576

1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2012, 3.000%, 6/01/14	No Opt. Call	A1	1,015,430

2,700	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012B, 3.000%, 7/01/18	1/14 at 100.00	N/R	2,361,015

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A	997,780

330	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 4.000%, 10/01/14	No Opt. Call	Baa2	337,907

585	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 4.000%, 10/01/14	No Opt. Call	Baa2	599,017
14,665	Total Georgia			14,522,527

	Guam – 0.2%

1,000	Guam International Airport Authority, Revenue Bonds, Series 2013B, 4.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	1,030,920

	Hawaii – 0.3%

600	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	11/13 at 100.00	N/R	601,458

1,195	Hawaii State, General Obligation Bonds, Series 2009D-Q, 4.000%, 6/01/14	No Opt. Call	AA	1,221,959
1,795	Total Hawaii			1,823,417

	Illinois – 7.9%

680	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	A+	720,875

2,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	2,104,420

1,120	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012B, 4.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,165,472

675	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2004B, 5.250%, 1/01/16 – NPFG Insured	No Opt. Call	AA	732,071

1,290	Community Unit School District 226, Ogle County, Illinois, General Obligations Bonds, Series 2006, 5.250%, 1/01/15 – AMBAC Insured	No Opt. Call	Aa3	1,359,234

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	Aa2	1,116,620

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,755	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	A+	$5,032,882

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
765	3.000%, 10/01/14 (WI/DD, Settling 11/20/13)	No Opt. Call	BBB	778,961
1,000	4.000%, 10/01/17 (WI/DD, Settling 11/20/13)	No Opt. Call	BBB	1,059,290
500	5.000%, 10/01/19 (WI/DD, Settling 11/20/13)	No Opt. Call	BBB	542,185

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	257,128

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	529,545

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,309,254

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A:
1,655	5.000%, 11/01/13	No Opt. Call	A	1,655,000
1,125	5.000%, 11/01/14	No Opt. Call	A	1,169,280

360	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.000%, 8/15/15	No Opt. Call	AA–	382,928

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	11/13 at 100.00	N/R	3

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (5)	11/13 at 100.00	N/R	7

1,295	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	1,355,153

1,245	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/15 – AGM Insured	No Opt. Call	AA–	1,304,312

	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,575	4.000%, 8/01/14	No Opt. Call	A–	1,613,666
1,375	5.000%, 8/01/17	No Opt. Call	A–	1,526,264

655	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A–	695,191

940	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	983,663

5,830	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	6,212,740

3,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 4.000%, 6/15/15	No Opt. Call	AAA	3,174,630

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,298,400

1,560	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – SYNCORA GTY Insured	No Opt. Call	A	1,678,076

520	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 2.000%, 1/01/15 – AGM Insured	No Opt. Call	A2	527,930

200	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	207,264

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
250	5.000%, 1/01/16	No Opt. Call	AA–	270,648
360	5.000%, 1/01/17	No Opt. Call	AA–	399,528

690	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2001A, 5.500%, 4/01/14 – AMBAC Insured	No Opt. Call	AA–	705,042

	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A:
1,200	3.000%, 12/30/13 – AGM Insured	No Opt. Call	A2	1,204,728
1,120	4.000%, 12/30/14 – AGM Insured	No Opt. Call	A2	1,160,802
885	4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	937,746

790	Western Illinois University, Auxiliary Facilities Revenue Bonds, Series 2012, 3.000%, 4/01/14	No Opt. Call	A	797,861

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA–	413,545
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA–	487,328
46,250	Total Illinois			47,869,672

	Indiana – 2.2%

3,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc. Project, Refunding Series 2010A, 0.530%, 5/01/34 (Alternative Minimum Tax)	11/13 at 100.00	BBB	3,000,000

1,605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,704,719

1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Baptist Homes of Indiana, Series 2005, 5.000%, 11/15/13	No Opt. Call	BBB+	1,001,550

Nuveen Investments	143

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,090	Indiana Health and Educational Facility Financing Authority, Educational Facilities Revenue Bonds, University of Indianapolis, Refunding Series 2007, 5.000%, 10/01/15	No Opt. Call	A–	$1,180,601

1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA	1,019,670

1,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007L, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	A+	1,544,593

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA–	3,549,236

610	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/15	No Opt. Call	A3	628,209
12,805	Total Indiana			13,628,578

	Iowa – 2.1%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
230	4.000%, 6/15/14	No Opt. Call	A2	235,242
500	4.000%, 6/15/15	No Opt. Call	A2	525,470

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,271,210
2,450	5.000%, 7/01/20	No Opt. Call	A1	2,790,820

1,315	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 3.000%, 10/01/14	No Opt. Call	Baa3	1,338,933

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	222,629

	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-1:
340	2.600%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A	340,201
1,810	3.100%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A	1,827,973

3,900	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-1, 5.000%, 12/01/13	No Opt. Call	A1	3,912,363
11,915	Total Iowa			12,464,841

	Kansas – 1.2%

1,205	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/13	No Opt. Call	A2	1,207,326

1,100	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.000%, 11/15/15	No Opt. Call	A2	1,188,869

1,000	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 3.000%, 12/01/14	No Opt. Call	Baa1	1,021,020

500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A	535,640

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15	No Opt. Call	N/R	1,095,250

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14	No Opt. Call	N/R	1,049,900
1,000	5.000%, 11/15/16	No Opt. Call	N/R	1,135,630
6,805	Total Kansas			7,233,635

	Kentucky – 0.1%

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A–	526,780

	Louisiana – 0.9%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
305	2.000%, 5/01/14 – AGM Insured	No Opt. Call	A2	307,772
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	326,942
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	332,498

300	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 2.000%, 6/01/14	No Opt. Call	A–	302,382

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,235	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	$1,309,026

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilities Corporation – Phase I Project, Series 2012:
500	3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA–	510,695
1,000	3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–	1,045,630

1,350	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 4.000%, 12/01/15	No Opt. Call	A3	1,434,942
5,320	Total Louisiana			5,569,887

	Maine – 0.1%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
175	3.000%, 7/01/16	No Opt. Call	BBB+	183,950
350	3.000%, 7/01/17	No Opt. Call	BBB+	369,758
525	Total Maine			553,708

	Maryland – 0.2%

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
100	3.000%, 6/01/14	No Opt. Call	Baa3	100,472
280	3.000%, 6/01/16	No Opt. Call	Baa3	281,736

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	409,504

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
150	3.000%, 7/01/14	No Opt. Call	Baa1	152,558
220	3.000%, 7/01/15	No Opt. Call	Baa1	227,605
1,155	Total Maryland			1,171,875

	Massachusetts – 1.0%

300	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2013F, 3.000%, 7/01/15	No Opt. Call	A	312,588

1,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-4, 5.000%, 7/01/35 (Mandatory put 1/14/16)	No Opt. Call	AA	1,310,592

525	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (6), (7)	12/13 at 100.00	N/R	52,862

1,785	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	1/14 at 100.00	AA	1,871,001

2,500	Massachusetts Housing Finance Agency, Construction Loan Notes, Series 2012F, 0.650%, 12/01/14	No Opt. Call	A+	2,501,150
6,310	Total Massachusetts			6,048,193

	Michigan – 3.1%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	681,561
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,291,413

500	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2013, 3.000%, 5/01/14	No Opt. Call	AA–	506,990

800	Dearborn School District, Wayne County, Michigan, General Obligation Bonds, Series 2007, 4.000%, 5/01/14	No Opt. Call	Aa2	813,384

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
500	5.000%, 10/01/14	No Opt. Call	BBB–	515,705
475	5.000%, 10/01/15	No Opt. Call	BBB–	501,657

800	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	869,880

430	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A, 4.000%, 5/15/15	No Opt. Call	A2	447,131

Nuveen Investments	145

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$500	Lake Superior State University Board of Trustees, Michigan, General Revenue Refunding Bonds, Series 2012, 2.000%, 11/15/14 – AGM Insured	No Opt. Call	AA–	$506,090

525	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, School Building & Site Series 2013I, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA–	550,956

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
250	5.000%, 6/01/14	No Opt. Call	A+	255,448
550	4.000%, 6/01/14	No Opt. Call	A+	558,795

2,060	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,308,992

250	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/13	No Opt. Call	A	250,000

475	Northwest Michigan Community Schools, Jackson & Ingham Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013, 2.000%, 5/01/14	No Opt. Call	AA–	479,266

700	Romeo Community School District, Macomb and Oakland Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013, 1.000%, 5/01/14	No Opt. Call	Aa2	702,793

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	227,146

1,350	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,441,800

1,225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,352,657

415	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/13	No Opt. Call	A	416,639

1,405	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.250%, 12/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	1,410,255

400	Western Michigan University, General Revenue and Refunding Bonds, Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	456,592

500	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 3.625%, 11/15/14 – AGM Insured	No Opt. Call	AA–	516,595

595	Western Townships Utilities Authority, Michigan, Sewage Disposal System Bonds, Refunding Series 2012, 3.000%, 1/01/14	No Opt. Call	AA	597,517

1,120	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011, 3.000%, 5/01/14	No Opt. Call	AA–	1,133,675
17,950	Total Michigan			18,792,937

	Minnesota – 4.9%

2,805	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/17	No Opt. Call	AA+	3,215,147

585	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 1.900%, 7/01/15	No Opt. Call	BBB–	584,901

2,155	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 3.000%, 2/01/14	No Opt. Call	Aa2	2,170,279

1,360	Independent School District 194, Lakeville, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012C, 3.000%, 2/01/14	No Opt. Call	Aa2	1,369,792

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,729,350

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
100	2.000%, 11/15/13	No Opt. Call	N/R	99,974
400	2.250%, 11/15/14	No Opt. Call	N/R	397,192
705	2.600%, 11/15/15	No Opt. Call	N/R	696,575

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,634,450

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	1,406,476

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 3.000%, 10/01/14	No Opt. Call	Baa3	507,615

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	958,130
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,133,959

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
$270	2.000%, 12/01/13	No Opt. Call	Baa2	$270,243
200	3.000%, 12/01/14	No Opt. Call	Baa2	203,882
210	3.000%, 12/01/15	No Opt. Call	Baa2	216,388

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
500	3.000%, 10/01/14	No Opt. Call	Baa1	509,770
450	4.000%, 10/01/15	No Opt. Call	Baa1	474,791
650	4.000%, 10/01/16	No Opt. Call	Baa1	700,109

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/16	No Opt. Call	A2	1,102,930

2,210	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012B, 2.000%, 2/01/14	No Opt. Call	AA+	2,220,056

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,067,870

360	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 3/01/14	No Opt. Call	N/R	362,178

	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013:
235	4.000%, 1/01/15	No Opt. Call	N/R	236,899
300	4.000%, 1/01/16	No Opt. Call	N/R	302,874

1,280	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/17	No Opt. Call	Aa2	1,375,616

800	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 2002A, 5.250%, 1/01/14 – AMBAC Insured	No Opt. Call	A+	806,832

1,055	St. Paul Housing and Redevelopment Authority, Minnesota, Performing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012, 1.450%, 7/01/14	No Opt. Call	N/R	1,055,475

850	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	853,069
28,290	Total Minnesota			29,662,822

	Mississippi – 0.6%

125	D’Iberville, Mississippi, Tax Increment Limited Obligation Refunding Bonds, Gulf Coast Promenade Project, Series 2013, 2.000%, 4/01/14	No Opt. Call	BBB+	125,539

3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA–	3,417,131
3,360	Total Mississippi			3,542,670

	Missouri – 5.5%

515	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 4.000%, 10/01/16	No Opt. Call	AA+	564,723

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
250	3.000%, 8/01/14	No Opt. Call	A	254,470
1,000	3.000%, 8/01/15	No Opt. Call	A	1,035,070
1,000	4.000%, 8/01/17	No Opt. Call	A	1,086,430

1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,100,700

360	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 2.750%, 2/15/14	No Opt. Call	BBB+	361,134

265	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	277,680

1,250	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Refunding Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,427,750

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16	11/14 at 100.00	A–	2,070,116

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A–	3,008,910

Nuveen Investments	147

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
$470	3.000%, 10/01/14	No Opt. Call	BBB–	$477,764
480	3.000%, 10/01/15	No Opt. Call	BBB–	493,253
495	3.000%, 10/01/16	No Opt. Call	BBB–	509,588

270	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 3.000%, 11/01/13	No Opt. Call	A3	270,000

700	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/13	No Opt. Call	A+	702,758

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/16	No Opt. Call	BBB+	784,188

675	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 3.000%, 2/15/14	No Opt. Call	BBB+	680,042

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,585,517

595	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A	637,638

1,245	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/15	No Opt. Call	BBB+	1,311,819

300	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 0.700%, 6/01/14	No Opt. Call	A3	300,678

2,200	Park Hill School District, Platte County, Missouri, General Obligation Bonds, Refunding Series 2013, 2.000%, 3/01/14	No Opt. Call	AA+	2,213,750

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,509,998

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
500	4.000%, 7/01/15	No Opt. Call	A–	526,820
235	5.000%, 7/01/16	No Opt. Call	A–	260,462

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	A	3,121,294

1,000	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/14 – AGM Insured	No Opt. Call	AA+	1,016,240

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A	587,441

645	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	762,629

240	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	247,507

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,016,662

1,500	State of Missouri, Certificates of Participation, Refunding, Series 2011A, 1.500%, 10/01/15	No Opt. Call	AA+	1,528,275

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	549,203
31,830	Total Missouri			33,280,509

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	2,020,018

	Nebraska – 1.0%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	279,500

940	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	1,002,096

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,159,020

2,000	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2012C, 5.000%, 1/01/16	No Opt. Call	A1	2,198,260

1,125	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,130,828
5,440	Total Nebraska			5,769,704

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 0.6%

$250	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012, 3.000%, 9/01/14	No Opt. Call	BBB+	$254,368

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
500	2.000%, 6/01/15	No Opt. Call	N/R	492,165
335	3.000%, 6/01/16	No Opt. Call	N/R	331,553

1,500	Nevada State, Unemployment Compensation Fund Special Revenue Bonds, Series 2013, 4.000%, 6/01/15 (WI/DD, Settling 11/07/13)	No Opt. Call	AAA	1,587,345

1,150	Reno, Nevada, General Obligation Bonds, Medium Tern Various Purpose Series 2013B, 4.000%, 6/01/16	No Opt. Call	A1	1,232,904
3,735	Total Nevada			3,898,335

	New Jersey – 4.2%

1,215	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2010F, 2.000%, 7/01/14 – AGC Insured	No Opt. Call	A2	1,229,896

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,000	5.000%, 7/01/14	No Opt. Call	BBB+	1,026,370
2,615	4.000%, 7/01/15	No Opt. Call	BBB+	2,725,719
3,450	2.000%, 7/01/16	No Opt. Call	BBB+	3,488,123

4,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	BBB+	4,513,798

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,200,960

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
975	3.000%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	AA	977,145
1,285	4.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	AA	1,330,001

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A+	3,633,293

2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 3.000%, 5/01/15	No Opt. Call	AA–	2,079,380
23,890	Total New Jersey			25,204,685

	New Mexico – 0.7%

2,050	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,100,205

	Taos County, New Mexico, Gross Receipts Tax Revenue Bonds, County Education Improvement Series 2013:
550	2.000%, 4/01/14 – BAM Insured	No Opt. Call	AA	552,745
750	2.000%, 4/01/15 – BAM Insured	No Opt. Call	AA	758,753
750	3.000%, 4/01/16 – BAM Insured	No Opt. Call	AA	779,138
4,100	Total New Mexico			4,190,841

	New York – 4.6%

1,500	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2010A, 3.000%, 12/15/14 – AGM Insured	No Opt. Call	AA–	1,541,370

390	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 2.125%, 4/01/15	No Opt. Call	BB+	389,887

380	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	376,329

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BBB–	1,374,854

900	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	875,664

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 4.000%, 5/01/15	No Opt. Call	A–	156,758

1,620	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 2.000%, 11/15/14	No Opt. Call	A	1,650,213

815	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 3.000%, 6/01/14	No Opt. Call	Aa3	824,364

1,035	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	1,072,519

Nuveen Investments	149

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A–	$2,027,960

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,893,850

750	New York State Thruway Authority, General Revenue Bonds, Series2012I, 4.000%, 1/01/15	No Opt. Call	A1	780,810

7,050	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Second Series 2012, 5.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	7,665,648

1,660	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	1,661,428

1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	1,482,843

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 2.000%, 1/01/16	No Opt. Call	BBB	454,343

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	BBB+	1,557,900

1,250	Yonkers, New York, General Obligation Refunding Bonds, Series 2012A, 4.000%, 7/01/15	No Opt. Call	BBB+	1,310,975
26,700	Total New York			28,097,715

	North Carolina – 0.3%

625	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 4.000%, 10/01/15	No Opt. Call	A+	666,669

985	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/15	No Opt. Call	BBB	1,027,907
1,610	Total North Carolina			1,694,576

	North Dakota – 1.5%

300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 2.500%, 7/01/14	No Opt. Call	BBB+	302,070

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,278,853

	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
115	1.150%, 3/01/14	No Opt. Call	A	115,252
600	2.000%, 3/01/15	No Opt. Call	A	606,702

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,851,812

	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A:
1,000	3.000%, 5/01/15 – AGM Insured	No Opt. Call	AA–	1,033,790
1,000	3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA–	1,048,930
8,890	Total North Dakota			9,237,409

	Ohio – 2.9%

1,805	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2011A, 5.000%, 12/01/16	No Opt. Call	AA+	2,044,072

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	A+	810,222

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2011A, 3.000%, 1/01/14	No Opt. Call	A–	1,003,930

490	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 3.000%, 6/15/14	No Opt. Call	Baa2	497,311

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,011,750

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	6,944,827

300	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.000%, 12/01/16	No Opt. Call	A	336,090

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,155,550

1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	1,998,987

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	$1,077,200

1,000	Warren County, Ohio ,Healthcare Facilities Revenue Refunding Bonds, Otterbein Homes Obligated Group, Series 2013A, 3.000%, 7/01/15	No Opt. Call	A	1,030,530
17,100	Total Ohio			17,910,469

	Oklahoma – 0.7%

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013:
2,050	5.000%, 6/01/15	No Opt. Call	A	2,190,917
845	5.000%, 6/01/16	No Opt. Call	A	931,553

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,168,796
4,020	Total Oklahoma			4,291,266

	Oregon – 1.7%

	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013:
475	3.000%, 11/01/15	No Opt. Call	A1	497,012
1,000	3.000%, 11/01/16	No Opt. Call	A1	1,060,730

2,000	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2000A, 0.850%, 8/01/25 (Mandatory put 5/01/14) (Alternative Minimum Tax)	6/14 at 100.00	N/R	1,998,400

660	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/15	No Opt. Call	BBB+	690,426

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
860	3.000%, 9/15/14	No Opt. Call	Baa2	874,740
880	4.000%, 9/15/15	No Opt. Call	Baa2	921,853

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	3,067,455

360	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 2.000%, 12/01/14	No Opt. Call	BBB	363,618

1,030	Portland, Oregon, Sewer System Revenue Bonds, Refunding Series 2007A, 5.000%, 6/01/14 – NPFG Insured	No Opt. Call	AA	1,059,180
10,115	Total Oregon			10,533,414

	Pennsylvania – 5.2%

1,240	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	1,351,910

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
350	3.000%, 12/15/17	No Opt. Call	AA	373,951
300	3.000%, 12/15/18	No Opt. Call	AA	318,942

655	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 3.000%, 4/01/14	No Opt. Call	BB+	653,742

1,465	Marion Center Area School District, Indiana County, Pennsylvania, General Obligation Bonds, Refunding Series 2013, 2.000%, 9/01/16	No Opt. Call	A	1,515,103

2,340	Penn Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2012A, 4.000%, 10/01/14	No Opt. Call	A1	2,418,858

220	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	219,910

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	3,024,570

165	Pennsylvania Higher Educational Facilities Authority, Pennsylvania, Revenue Bonds, Saint Francis University, Series 2012-LL2, 2.000%, 11/01/13	No Opt. Call	BBB–	165,000

840	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	874,264

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 0.600%, 11/01/31	11/13 at 100.00	A	2,000,000

Nuveen Investments	151

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
$100	3.000%, 7/01/14	No Opt. Call	BBB+	$101,292
320	3.000%, 7/01/15	No Opt. Call	BBB+	328,192

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A:
275	4.000%, 7/15/15 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	288,701
825	5.000%, 7/15/17 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	915,758

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
610	2.000%, 7/01/15	No Opt. Call	BBB–	601,802
540	3.000%, 7/01/16	No Opt. Call	BBB–	539,039
640	3.000%, 7/01/17	No Opt. Call	BBB–	634,554

180	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A, 2.000%, 7/01/14	No Opt. Call	BBB–	179,406

2,510	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 3.000%, 12/01/13	No Opt. Call	A–	2,515,773

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2012, 5.000%, 4/15/14	No Opt. Call	A2	1,020,480

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A2	5,181,250

1,755	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2002, 5.375%, 9/01/14 – AGM Insured	No Opt. Call	AA–	1,830,044

505	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A1	516,201

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
250	2.250%, 12/01/13 – AGM Insured	No Opt. Call	AA–	250,355
540	3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA–	556,054

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,430,345
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,515,082
30,450	Total Pennsylvania			31,320,578

	Puerto Rico – 0.6%

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 4.000%, 10/01/14	No Opt. Call	A–	504,795

2,500	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project, Series 2011C, 3.000%, 12/15/26 (Mandatory put 12/16/13) (Alternative Minimum Tax)	No Opt. Call	BBB–	2,489,225

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	AA–	502,375
3,500	Total Puerto Rico			3,496,395

	Rhode Island – 0.5%

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, Board of Education General Revenue Bonds, Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	264,120
555	3.000%, 9/15/17	No Opt. Call	A1	590,675

270	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	285,620

	Rhode Island Health and Education Building Corporation, State Board of Education Auxiliary Enterprise Revenue Refunding Issue, Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	723,619
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,162,372

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	262,448
2,995	Total Rhode Island			3,288,854

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 0.7%

$500	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	$527,290

590	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB	602,880

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	530,785

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,500	3.000%, 8/01/15	No Opt. Call	BBB+	1,542,015
1,000	5.000%, 8/01/16	No Opt. Call	BBB+	1,088,210
4,090	Total South Carolina			4,291,180

	South Dakota – 0.7%

435	Rapid City, South Dakota, Sales Tax Revenue Bonds, Series 2013, 2.000%, 12/01/13	No Opt. Call	Aa3	435,635

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,400,095

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	767,456

1,700	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,695,903
4,170	Total South Dakota			4,299,089

	Tennessee – 1.4%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,098,320

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,523,129

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
500	2.000%, 11/01/13	No Opt. Call	BBB+	500,000
1,000	2.000%, 11/01/14	No Opt. Call	BBB+	1,010,090
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,063,619
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,043,480

500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 4.000%, 7/01/15	No Opt. Call	Aa1	531,120

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A	1,978,722
8,140	Total Tennessee			8,748,480

	Texas – 3.2%

1,000	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, Series 2004, 5.000%, 2/15/20 (Pre-refunded 2/15/14)	2/14 at 100.00	Aaa	1,014,040

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,096,840

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,346,830

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	885,912

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+	1,038,880

680	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2009, 3.000%, 4/01/14	No Opt. Call	A–	686,705

2,005	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–	2,067,576

1,015	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/14	No Opt. Call	BBB+	1,054,900

Nuveen Investments	153

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
$1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA–	$1,503,917
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA–	1,360,094
1,405	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA–	1,576,677

400	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/15	No Opt. Call	AA-	430,264

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,289,830
17,990	Total Texas			19,352,465

	Vermont – 0.1%

815	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	820,933

	Virgin Islands – 1.4%

360	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/15 – FGIC Insured	No Opt. Call	A	383,342

6,985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	7,223,468

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB	1,160,132
8,380	Total Virgin Islands			8,766,942

	Virginia – 3.0%

1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	1,080,937

1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	1,085,700

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A–	1,371,977

1,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008A, 5.375%, 11/01/35 (Mandatory put 12/02/13) (Pre-refunded 12/02/13)	12/13 at 100.00	A– (4)	1,004,420

325	Norfolk, Virginia, General Obligation Bonds, Bond Anticipation Notes Series 2011A, 2.000%, 1/01/14 (Pre-refunded 11/08/13)	11/13 at 100.00	AA+ (4)	325,114

7,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006D – 1, 4.300%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	AAA	7,037,590

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	2/14 at 100.00	AA+	6,024,180
17,700	Total Virginia			17,929,918

	Washington – 1.0%

400	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds, Refunding Series 2013, 3.000%, 12/01/14	No Opt. Call	Aa1	411,900

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	Aa3	1,097,680

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	502,355
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,528,370
390	5.000%, 12/01/18	No Opt. Call	Baa2	434,027

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16	No Opt. Call	Baa3	218,856

	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012:
150	3.000%, 10/01/14	No Opt. Call	Baa1	152,547
275	4.000%, 10/01/16	No Opt. Call	Baa1	293,425

1,150	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 5.000%, 7/01/14	No Opt. Call	Baa3	1,173,518

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$500	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 3.000%, 7/01/15	No Opt. Call	A–	$513,420
5,965	Total Washington			6,326,098

	West Virginia – 0.4%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa2	1,009,600

1,500	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	1,524,840
2,500	Total West Virginia			2,534,440

	Wisconsin – 0.8%

130	Appleton, Wisconsin, Storm Water System Revenue Bonds, Series 2012, 2.000%, 4/01/14	No Opt. Call	Aa2	130,862

600	La Crosse, Wisconsin, General Obligation Bonds, Series 2012B, 2.000%, 12/01/13	No Opt. Call	AA	600,936

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,094,810

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A:
150	2.000%, 8/15/14	No Opt. Call	BBB–	150,860
1,000	3.000%, 8/15/15	No Opt. Call	BBB–	1,022,050

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	670,250

290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	A+	310,341

385	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 2.000%, 8/15/14	No Opt. Call	A–	388,877

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	510,000
4,665	Total Wisconsin			4,878,986

	Wyoming – 0.2%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	204,754
530	4.000%, 9/15/15	No Opt. Call	A3	554,862
300	4.000%, 9/15/16	No Opt. Call	A3	319,287
1,030	Total Wyoming			1,078,903
$562,219	Total Long-Term Investments (cost $581,018,435)			588,649,895

Shares/ Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 4.3%

	MONEY MARKET FUNDS – 1.1%
6,456,438	First American Tax Free Obligations Fund, Class Z, 0.000%, (8)	N/A	N/A	$6,456,438

	MUNICIPAL BONDS – 3.2%

	Arizona – 0.9%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Variable Rate Demand Obligations, Friendship Retirement Corporation, Senior Lien, Series 1997, 0.180%, 1/01/27 (9)	2/14 at 100.00	A-1+	5,500,000

	California – 0.5%

3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Variable Rate Demand Obligations, Series 2010A, 0.650%, 8/01/23 (Alternative Minimum Tax) (9)	No Opt. Call	A-2	3,000,000

Nuveen Investments	155

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

Shares/ Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 0.3%

$1,900	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligations, Series 2004, 0.180%, 7/01/34 (9)	1/14 at 100.00	A-1+	$1,900,000

	Iowa – 0.2%

1,250	Iowa Higher Education Loan Authority, Private Education Working Capital Loan Program, University of Dubuque, Revenue Anticipation Notes, Variable Rate Demand Obligations, Series 2013A, 3.000%, 5/15/14 (9)	No Opt. Call	SP-1	1,264,150

	North Carolina – 0.6%

4,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Project, Variable Rate Demand Obligations, Series 2013, 0.850%, 6/01/38 (Alternative Minimum Tax) (9)	3/14 at 100.00	A-2	4,000,000

	Ohio – 0.7%

4,000	Coventry Local School District, Summit County, Ohio, General Obligation Bond Anticipation Notes, Variable Rate Demand Obligations, Series 2013, 1.750%, 1/15/14 (9)	No Opt. Call	MIG2	4,012,040
$19,650	Total Municipal Bonds			19,676,190

	Total Short-Term Investments (cost $26,124,723)			26,132,628
	Total Investments (cost $607,143,158) – 101.1%			614,782,523
	Other Assets Less Liabilities – (1.1)%			(6,948,645)
	Net Assets – 100%			$607,833,878

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/A	Not applicable.

WI/DD	Investment, or a portion of investment purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

156	Nuveen Investments

Statement of

Assets and Liabilities October 31, 2013 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Investments, at value (cost $2,187,748,187, $88,319,616, $3,657,179,519, $3,589,347,439 and $607,143,158, respectively)	$2,248,544,187	$85,434,309	$3,761,478,651	$3,668,248,406	$614,782,523
Cash	10,877,632	—	7,867,033	500,834	—
Receivable for:
Interest	37,557,510	1,119,118	53,893,171	49,003,862	6,216,588
Investments sold	16,898,528	245,454	14,644,459	3,735,946	—
Shares sold	2,955,458	14,741	7,931,375	11,109,133	1,614,675
Other assets	230,767	27,109	451,657	248,923	53,854
Total assets	2,317,064,082	86,840,731	3,846,266,346	3,732,847,104	622,667,640
Liabilities
Cash overdraft	—	75,973	—	—	—
Floating rate obligations	18,520,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	2,545,742	—	—	—
Payable for:
Dividends	2,589,335	1,379	3,520,282	2,053,790	409,238
Investments purchased	1,972,860	—	11,256,252	22,867,908	11,495,598
Shares redeemed	5,908,567	1,322,762	5,974,514	9,514,790	2,551,642
Accrued expenses:
Directors/Trustees fees	110,312	734	411,457	201,631	12,102
Management fees	842,008	7,378	1,412,782	1,134,849	212,472
12b-1 distribution and service fees	406,236	15,249	199,771	541,296	43,938
Other	639,902	46,613	712,006	670,324	108,772
Total liabilities	30,989,220	4,015,830	23,487,064	36,984,588	14,833,762
Net assets	$2,286,074,862	$82,824,901	$3,822,779,282	$3,695,862,516	$607,833,878
Class A Shares
Net assets	$954,551,168	$42,474,779	$628,549,320	$1,338,446,465	$169,150,154
Shares outstanding	88,172,676	4,028,814	70,075,109	121,086,073	16,671,583
Net asset value per share	$10.83	$10.54	$8.97	$11.05	$10.15
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$11.30	$10.87	$9.25	$11.33	$10.41
Class B Shares
Net assets	$2,718,918	N/A	$1,478,479	N/A	N/A
Shares outstanding	250,714	N/A	164,369	N/A	N/A
Net asset value and offering price per share	$10.84	N/A	$8.99	N/A	N/A
Class C Shares
Net assets	$376,838,776	$11,998,276	$131,806,214	$671,947,878	$30,809,959
Shares outstanding	34,788,353	1,138,759	14,657,165	61,010,131	3,040,319
Net asset value and offering price per share	$10.83	$10.54	$8.99	$11.01	$10.13
Class I Shares
Net assets	$951,966,000	$28,351,846	$3,060,945,269	$1,685,468,173	$407,873,765
Shares outstanding	87,606,603	2,686,258	340,360,399	153,246,629	40,200,326
Net asset value and offering price per share	$10.87	$10.55	$8.99	$11.00	$10.15
Net assets consist of:
Capital paid-in	$2,301,934,710	$89,600,784	$3,726,086,343	$3,638,072,584	$600,546,393
Undistributed (Over-distribution of) net investment income	6,376,578	21,506	8,581,925	1,849,088	70,010
Accumulated net realized gain (loss)	(83,032,426)	(1,366,340)	(16,188,118)	(22,960,123)	(421,890)
Net unrealized appreciation (depreciation)	60,796,000	(5,431,049)	104,299,132	78,900,967	7,639,365
Net assets	$2,286,074,862	$82,824,901	$3,822,779,282	$3,695,862,516	$607,833,878
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	157

Statement of

Operations Six Months Ended October 31, 2013 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$66,358,899	$1,578,252	$74,939,385	$48,789,371	$5,759,697
Expenses
Management fees	5,602,615	233,183	8,070,501	6,807,375	1,226,796
12b-1 service fees – Class A	1,072,709	54,186	530,316	1,396,433	159,624
12b-1 distribution and service fees – Class B	16,369	N/A	8,216	N/A	N/A
12b-1 distribution and service fees – Class C	1,608,121	51,404	539,520	1,926,574	68,759
Shareholder servicing agent fees and expenses	685,400	40,378	919,183	869,241	60,551
Interest expense	55,753	—	—	—	—
Custodian fees and expenses	238,805	37,168	329,615	305,602	131,584
Directors/Trustees fees and expenses	36,493	1,332	54,136	52,632	8,383
Professional fees	131,547	14,746	77,921	74,432	16,609
Shareholder reporting expenses	131,931	12,328	168,449	154,334	661
Federal and state registration fees	118,367	40,190	94,198	168,049	49,680
Other expenses	39,560	1,441	55,339	47,672	10,239
Total expenses before fee waiver/expense reimbursement	9,737,670	486,356	10,847,394	11,802,344	1,732,886
Fee waiver/expense reimbursement	—	(97,749)	—	—	—
Net expenses	9,737,670	388,607	10,847,394	11,802,344	1,732,886
Net investment income (loss)	56,621,229	1,189,645	64,091,991	36,987,027	4,026,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(37,456,049)	(870,322)	(3,105,661)	(1,871,842)	(40,967)
Swaps	—	(386,700)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(204,743,867)	(5,524,118)	(176,045,835)	(74,264,709)	(2,601,828)
Swaps	—	(1,467,884)	—	—	—
Net realized and unrealized gain (loss)	(242,199,916)	(8,249,024)	(179,151,496)	(76,136,551)	(2,642,795)
Net increase (decrease) in net assets from operations	$(185,578,687)	$(7,059,379)	$(115,059,505)	$(39,149,524)	$1,384,016

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

158	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	All-American		Inflation Protected
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Operations
Net investment income (loss)	$56,621,229	$112,665,777	$1,189,645	$1,162,833
Net realized gain (loss) from:
Investments	(37,456,049)	4,466,708	(870,322)	40,975
Swaps	—	—	(386,700)	(152,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(204,743,867)	87,628,674	(5,524,118)	1,826,189
Swaps	—	—	(1,467,884)	(1,001,260)
Net increase (decrease) in net assets from operations	(185,578,687)	204,761,159	(7,059,379)	1,876,737
Distributions to Shareholders
From net investment income:
Class A	(21,449,731)	(46,205,698)	(589,299)	(620,468)
Class B	(55,555)	(209,917)	N/A	N/A
Class C	(7,296,895)	(15,687,070)	(109,046)	(150,431)
Class I	(23,473,585)	(52,562,816)	(372,963)	(491,789)
From accumulated net realized gains:
Class A	—	—	—	(22,063)
Class B	—	—	N/A	N/A
Class C	—	—	—	(7,575)
Class I	—	—	—	(16,484)
Decrease in net assets from distributions to shareholders	(52,275,766)	(114,665,501)	(1,071,308)	(1,308,810)
Fund Share Transactions
Proceeds from sale of shares	222,084,307	936,248,087	23,434,279	107,454,355
Proceeds from shares issued to shareholders due to reinvestment of distributions	35,129,363	76,014,158	1,036,465	1,023,234
	257,213,670	1,012,262,245	24,470,744	108,477,589
Cost of shares redeemed	(746,499,178)	(549,407,373)	(45,551,513)	(15,260,445)
Net increase (decrease) in net assets from Fund share transactions	(489,285,508)	462,854,872	(21,080,769)	93,217,144
Net increase (decrease) in net assets	(727,139,961)	552,950,530	(29,211,456)	93,785,071
Net assets at the beginning of period	3,013,214,823	2,460,264,293	112,036,357	18,251,286
Net assets at the end of period	$2,286,074,862	$3,013,214,823	$82,824,901	$112,036,357
Undistributed (Over-distribution of) net investment income at the end of period	$6,376,578	$2,031,115	$21,506	$(96,831)

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	159

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Operations
Net investment income (loss)	$64,091,991	$132,603,674	$36,987,027	$70,845,859
Net realized gain (loss) from:
Investments	(3,105,661)	4,892,455	(1,871,842)	(1,800,625)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(176,045,835)	53,292,933	(74,264,709)	22,813,097
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	(115,059,505)	190,789,062	(39,149,524)	91,858,331
Distributions to Shareholders
From net investment income:
Class A	(8,064,927)	(15,847,282)	(12,788,266)	(27,306,390)
Class B	(19,974)	(63,171)	N/A	N/A
Class C	(1,801,181)	(4,109,286)	(5,117,468)	(12,158,830)
Class I	(51,456,116)	(115,311,143)	(16,599,764)	(31,433,207)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(61,342,198)	(135,330,882)	(34,505,498)	(70,898,427)
Fund Share Transactions
Proceeds from sale of shares	562,063,882	1,038,513,585	891,788,606	1,649,178,808
Proceeds from shares issued to shareholders due to reinvestment of distributions	39,156,041	85,812,345	22,225,919	46,901,460
	601,219,923	1,124,325,930	914,014,525	1,696,080,268
Cost of shares redeemed	(794,817,663)	(614,364,991)	(853,685,987)	(959,574,505)
Net increase (decrease) in net assets from Fund share transactions	(193,597,740)	509,960,939	60,328,538	736,505,763
Net increase (decrease) in net assets	(369,999,443)	565,419,119	(13,326,484)	757,465,667
Net assets at the beginning of period	4,192,778,725	3,627,359,606	3,709,189,000	2,951,723,333
Net assets at the end of period	$3,822,779,282	$4,192,778,725	$3,695,862,516	$3,709,189,000
Undistributed (Over-distribution of) net investment income at the end of period	$8,581,925	$5,832,132	$1,849,088	$(632,441)

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

160	Nuveen Investments

	Short Term
	Six Months Ended 10/31/13	Year Ended 4/30/13
Operations
Net investment income (loss)	$4,026,811	$7,059,667
Net realized gain (loss) from:
Investments	(40,967)	75,724
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,601,828)	828,436
Swaps	—	—
Net increase (decrease) in net assets from operations	1,384,016	7,963,827
Distributions to Shareholders
From net investment income:
Class A	(984,609)	(1,139,066)
Class B	N/A	N/A
Class C	(110,834)	(72,558)
Class I	(2,867,310)	(6,629,259)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(3,962,753)	(7,840,883)
Fund Share Transactions
Proceeds from sale of shares	345,047,997	433,812,513
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,546,848	1,969,999
	346,594,845	435,782,512
Cost of shares redeemed	(231,975,622)	(280,040,164)
Net increase (decrease) in net assets from Fund share transactions	114,619,223	155,742,348
Net increase (decrease) in net assets	112,040,486	155,865,292
Net assets at the beginning of period	495,793,392	339,928,100
Net assets at the end of period	$607,833,878	$495,793,392
Undistributed (Over-distribution of) net investment income at the end of period	$70,010	$5,952

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	161

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/88)
2014(e)	$11.76	$.24	$(.95)	$(.71)	$(.22)	$—	$(.22)	$10.83
2013	11.36	.47	.41	.88	(.48)	—	(.48)	11.76
2012	10.24	.54	1.13	1.67	(.55)	—	(.55)	11.36
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54
Class B (2/97)
2014(e)	11.78	.20	(.96)	(.76)	(.18)	—	(.18)	10.84
2013	11.38	.38	.41	.79	(.39)	—	(.39)	11.78
2012	10.27	.46	1.12	1.58	(.47)	—	(.47)	11.38
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57
Class C (6/93)
2014(e)	11.76	.21	(.95)	(.74)	(.19)	—	(.19)	10.83
2013	11.37	.40	.41	.81	(.42)	—	(.42)	11.76
2012	10.24	.48	1.14	1.62	(.49)	—	(.49)	11.37
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55
Class I (2/97)
2014(e)	11.80	.25	(.95)	(.70)	(.23)	—	(.23)	10.87
2013	11.40	.49	.41	.90	(.50)	—	(.50)	11.80
2012	10.28	.55	1.14	1.69	(.57)	—	(.57)	11.40
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58

162	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(6.02)%	$954,551	.73	%*	.73	%*	4.31	%*	9%
7.83	1,230,356	.72		.72		4.01		17
16.68	969,745	.78		.77		4.98		18
1.53	350,778	.78		.78		5.34		26
17.36	352,666	.80		.80		5.46		33
(4.41)	303,949	.83		.80		5.48		31

(6.45)	2,719	1.48	*	1.48	*	3.53	*	9
7.05	4,452	1.47		1.47		3.30		17
15.70	8,408	1.54		1.53		4.29		18
.79	5,273	1.53		1.53		4.56		26
16.49	9,706	1.55		1.55		4.73		33
(5.14)	12,342	1.57		1.54		4.70		31

(6.30)	376,839	1.28	*	1.28	*	3.76	*	9
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18
.99	167,535	1.33		1.33		4.78		26
16.62	151,025	1.34		1.34		4.91		33
(4.88)	108,149	1.38		1.35		4.95		31

(5.91)	951,966	.53	*	.53	*	4.51	*	9
8.03	1,283,660	.52		.52		4.22		17
16.71	1,120,747	.56		.55		5.13		18
1.84	93,633	.58		.58		5.53		26
17.52	39,683	.59		.59		5.64		33
(4.22)	12,027	.63		.60		5.67		31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	163

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/11)
2014(g)	$11.31	$.13	$(.78)	$(.65)	$(.12)	$—	$(.12)	$10.54
2013	11.01	.24	.35	.59	(.28)	(.01)	(.29)	11.31
2012	10.36	.33	.66	.99	(.34)	—	(.34)	11.01
2011(e)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36
Class C (3/11)
2014(g)	11.30	.10	(.77)	(.67)	(.09)	—	(.09)	10.54
2013	11.00	.18	.35	.53	(.22)	(.01)	(.23)	11.30
2012	10.36	.27	.66	.93	(.29)	—	(.29)	11.00
2011(e)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36
Class I (3/11)
2014(g)	11.32	.14	(.78)	(.64)	(.13)	—	(.13)	10.55
2013	11.01	.26	.36	.62	(.30)	(.01)	(.31)	11.32
2012	10.37	.35	.65	1.00	(.36)	—	(.36)	11.01
2011(e)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37

164	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(5.77)%	$42,475	.96	%*	.96	%*	2.20	%*	.77	%*	.77	%*	2.39	%*	12%
5.39	61,926	1.01		1.01		1.87		.77		.77		2.11		9
9.74	7,339	1.46		1.46		2.44		.78		.78		3.13		14
3.82	1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

(5.97)	11,998	1.52	*	1.52	*	1.65	*	1.32	*	1.32	*	1.85	*	12
4.81	15,064	1.57		1.57		1.33		1.32		1.32		1.58		9
9.07	4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
3.78	1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

(5.68)	28,352	.77	*	.77	*	2.40	*	.57	*	.57	*	2.60	*	12
5.65	35,046	.82		.82		2.10		.57		.57		2.35		9
9.82	6,704	1.22		1.22		2.64		.58		.58		3.28		14
3.93	1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	165

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/95)
2014(f)	$9.38	$.14	$(.41)	$(.27)	$(.14)	$—	$(.14)	$8.97
2013	9.25	.30	.14	.44	(.31)	—	(.31)	9.38
2012	8.84	.34	.42	.76	(.35)	—	(.35)	9.25
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54
Class B (2/97)
2014(f)	9.41	.11	(.42)	(.31)	(.11)	—	(.11)	8.99
2013	9.27	.24	.15	.39	(.25)	—	(.25)	9.41
2012	8.87	.27	.41	.68	(.28)	—	(.28)	9.27
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57
Class C (6/95)
2014(f)	9.41	.12	(.43)	(.31)	(.11)	—	(.11)	8.99
2013	9.27	.25	.15	.40	(.26)	—	(.26)	9.41
2012	8.87	.29	.41	.70	(.30)	—	(.30)	9.27
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57
Class I (11/76)
2014(f)	9.41	.15	(.42)	(.27)	(.15)	—	(.15)	8.99
2013	9.27	.32	.15	.47	(.33)	—	(.33)	9.41
2012	8.86	.36	.41	.77	(.36)	—	(.36)	9.27
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56

166	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(2.89)%	$628,549	.71	%*	.71	%*	3.18	%*	8%
4.83	512,139	.70		.70		3.24		15
8.68	450,036	.72		.72		3.70		10
2.21	373,176	.74		.74		3.82		6
9.24	374,528	.75		.75		3.91		5
1.22	324,071	.76		.76		4.03		6

(3.34)	1,478	1.46	*	1.46	*	2.43	*	8
4.19	1,940	1.46		1.46		2.52		15
7.75	3,102	1.47		1.47		2.95		10
1.46	5,283	1.49		1.49		3.05		6
8.40	11,040	1.50		1.50		3.16		5
.43	14,204	1.51		1.51		3.26		6

(3.25)	131,806	1.26	*	1.26	*	2.62	*	8
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10
1.66	110,310	1.29		1.29		3.27		6
8.62	100,047	1.30		1.30		3.35		5
.76	71,165	1.31		1.31		3.48		6

(2.89)	3,060,945	.51	*	.51	*	3.37	*	8
5.13	3,520,696	.50		.50		3.44		15
8.87	3,039,743	.52		.52		3.91		10
2.41	2,013,504	.54		.54		4.02		6
9.41	2,044,122	.55		.55		4.11		5
1.51	1,916,368	.56		.56		4.21		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The Fund has a contractural fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	167

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/87)
2014(e)	$11.27	$.11	$(.23)	$(.12)	$(.10)	$—	$(.10)	$11.05
2013	11.20	.24	.07	.31	(.24)	—	(.24)	11.27
2012	10.85	.29	.34	.63	(.28)	—	(.28)	11.20
2011	10.85	.30	(.01)	.29	(.29)	—	(.29)	10.85
2010	10.60	.32	.28	.60	(.35)	—	(.35)	10.85
2009	10.63	.38	(.03)	.35	(.38)	—	(.38)	10.60
Class C (12/95)
2014(e)	11.23	.09	(.23)	(.14)	(.08)	—	(.08)	11.01
2013	11.15	.20	.08	.28	(.20)	—	(.20)	11.23
2012	10.81	.25	.34	.59	(.25)	—	(.25)	11.15
2011	10.82	.26	(.02)	.24	(.25)	—	(.25)	10.81
2010	10.57	.28	.28	.56	(.31)	—	(.31)	10.82
2009	10.60	.34	(.03)	.31	(.34)	—	(.34)	10.57
Class I (2/97)
2014(e)	11.21	.12	(.22)	(.10)	(.11)	—	(.11)	11.00
2013	11.13	.26	.08	.34	(.26)	—	(.26)	11.21
2012	10.79	.31	.33	.64	(.30)	—	(.30)	11.13
2011	10.79	.32	(.01)	.31	(.31)	—	(.31)	10.79
2010	10.54	.34	.28	.62	(.37)	—	(.37)	10.79
2009	10.57	.40	(.03)	.37	(.40)	—	(.40)	10.54

168	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.04)%	$1,338,446	.65	%*	.65	%*	1.95	%*	10%
2.79	1,438,077	.66		.66		2.10		12
5.88	1,113,802	.66		.66		2.63		12
2.68	953,517	.68		.68		2.72		13
5.73	1,001,241	.71		.71		2.98		10
3.38	615,646	.72		.72		3.59		11

(1.23)	671,948	1.00	*	1.00	*	1.60	*	10
2.51	721,302	1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		12
2.26	566,098	1.03		1.03		2.37		13
5.39	509,512	1.06		1.06		2.63		10
3.04	282,951	1.07		1.07		3.24		11

(.88)	1,685,468	.45	*	.45	*	2.15	*	10
3.07	1,549,809	.46		.46		2.31		12
6.00	1,196,319	.46		.46		2.83		12
2.87	812,730	.48		.48		2.92		13
5.94	694,430	.51		.51		3.16		10
3.59	332,373	.52		.52		3.78		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	169

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SHORT TERM
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (10/02)
Year Ended 4/30
2014(g)	$10.20	$.06	$(.05)	$.01	$(.06)	$—	$(.06)	$10.15
2013	10.19	.15	.04	.19	(.18)	—	(.18)	10.20
2012	9.98	.20	.21	.41	(.20)	—	(.20)	10.19
2011(d)	9.98	.16	(.02)	.14	(.14)	—	(.14)	9.98
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79
Class C (8/11)
Year Ended 4/30
2014(g)	10.18	.04	(.04)	—	(.05)	—	(.05)	10.13
2013	10.18	.11	.03	.14	(.14)	—	(.14)	10.18
2012(e)	10.13	.10	.06	.16	(.11)	—	(.11)	10.18
Class I (10/02)
Year Ended 4/30
2014(g)	10.20	.07	(.05)	.02	(.07)	—	(.07)	10.15
2013	10.19	.18	.03	.21	(.20)	—	(.20)	10.20
2012	9.98	.23	.20	.43	(.22)	—	(.22)	10.19
2011(d)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79

170	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

.13%	$169,150	.71	%*	1.23	%*	.71	%*	1.23	%*	20%
1.88	101,836	.73		1.49		.73		1.49		30
4.15	34,793	.73		2.01		.73		2.01		39
1.41	7,790	.89	*	1.73	*	.71	*	1.91	*	21

4.38	7,168	1.06		1.49		.74		1.81		45
2.17	3,376	1.11		2.35		.75		2.71		70
4.17	2,308	1.11		2.69		.75		3.05		58

(.05)	30,810	1.06	*	.88	*	1.06	*	.88	*	20
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

.22	407,874	.51	*	1.44	*	.51	*	1.44	*	20
2.06	383,339	.53		1.74		.53		1.74		30
4.33	304,109	.53		2.27		.53		2.27		39
1.54	277,347	.67	*	1.94	*	.55	*	2.06	*	21

4.53	310,783	.81		1.74		.59		1.96		45
2.32	178,950	.86		2.58		.60		2.84		70
4.33	143,985	.86		2.94		.60		3.20		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	171

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Municipal Trust and the Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Municipal Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and the Nuveen Investment Funds, Inc is comprised of the Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Inflation Protected). The Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration generally intends to maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally maintain a weighted average duration of between four and seven years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated

172	Nuveen Investments

lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$1,972,860	$5,512,793	$20,594,607	$8,541,832

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($250,000 for Limited Term and Short Term) are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. All-American and Intermediate Duration will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	173

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than the swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives, Consumer Price Index Swaps that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds, other fixed-income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

174	Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,248,401,476	$114,478	$2,248,515,954
Corporate Bonds	—	—	28,233	28,233
Total	$—	$2,248,401,476	$142,711	$2,248,544,187

Inflation Protected	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$85,434,309	$—	$85,434,309
Derivatives:
Consumer Price Index Swaps**	—	(2,545,742)	—	(2,545,742)
Total	$—	$82,888,567	$—	$82,888,567

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,743,417,497	$7,027,662	$3,750,445,159
Corporate Bonds	—	—	43,492	43,492
Short-Term Investments*:
Municipal Bonds	—	10,990,000	—	10,990,000
Total	$—	$3,754,407,497	$7,071,154	$3,761,478,651

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$3,560,701,584	$—	$3,560,701,584
Corporate Bonds	—	—	26,822	26,822
Short-Term Investments*:
Municipal Bonds	—	107,520,000	—	107,520,000
Total	$—	$3,668,221,584	$26,822	$3,668,248,406

Short Term	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$588,597,033	$52,862	$588,649,895
Short-Term Investments*:
Money Market Funds	6,456,438	—	—	6,456,438
Municipal Bonds	—	19,676,190	—	19,676,190
Total	$6,456,438	$608,273,223	$52,862	$614,782,523
*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	175

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund (except Inflation Protected) is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2013, All-American and Intermediate Duration invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

176	Nuveen Investments

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	All-American	Intermediate Duration
Maximum exposure to Recourse Trusts	$75,505,000	$11,250,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the six months ended October 31, 2013, were as follows:

All-American
Average floating rate obligations outstanding	$18,520,000
Average annual interest rate and fees	.60%

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

Income accruals begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” The Fund intends, but is not obligated, to terminate its CPI swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2013, Inflation Protected continued to invest in CPI swap contracts to hedge against unexpected increases in inflation.

Nuveen Investments	177

Notes to Financial Statements (Unaudited) (continued)

The average notional amount of CPI swap contracts outstanding during the six months ended October 31, 2013, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$98,933,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all CPI swap contracts held by Inflation Protected as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Inflation	Swaps	—	$—	Unrealized depreciation on consumer price index swaps	$(2,545,742)

The following tables present the CPI swap contracts, which are subject to netting agreements, as well as collateral delivered to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps*	Gross Unrealized (Depreciation) on CPI Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays PLC	$—	$(1,631,596)	$—	$(1,631,596)	$1,401,382	$(230,214)
	JPMorgan	—	(335,710)	—	(335,710)	258,747	(76,963)
	Morgan Stanley	—	(578,436)	—	(578,436)	504,286	(74,150)
Total		$—	$(2,545,742)	$—	$(2,545,742)	$2,164,415	$(381,327)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on CPI swap contracts during the six months ended October 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Inflation Protected	Inflation	CPI Swaps	$(386,700)	$(1,467,884)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

178	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Six Months Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,566,212	$61,360,228	36,137,441	$422,123,272
Class A – automatic conversion of Class B Shares	4,368	47,957	88,230	1,027,090
Class B – exchanges	436	4,785	19,747	230,819
Class C	2,152,726	24,016,045	14,765,759	172,192,912
Class I	12,412,920	136,655,292	29,093,499	340,673,994
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,603,894	17,510,557	3,031,020	35,411,944
Class B	3,696	40,504	12,257	143,124
Class C	455,435	4,976,063	856,156	10,008,408
Class I	1,150,046	12,602,239	2,599,068	30,450,682
	23,349,733	257,213,670	86,603,177	1,012,262,245
Shares redeemed:
Class A	(23,664,906)	(258,463,396)	(19,964,928)	(233,633,614)
Class B	(127,124)	(1,402,675)	(304,556)	(3,554,758)
Class B – automatic conversion to Class A Shares	(4,360)	(47,957)	(88,046)	(1,027,090)
Class C	(9,891,701)	(107,861,823)	(5,344,245)	(62,513,581)
Class I	(34,759,649)	(378,723,327)	(21,208,856)	(248,678,330)
	(68,447,740)	(746,499,178)	(46,910,631)	(549,407,373)
Net increase (decrease)	(45,098,007)	$(489,285,508)	39,692,546	$462,854,872

	Inflation Protected
	Six Months Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,143,453	$12,378,807	5,232,725	$59,200,370
Class C	151,625	1,657,846	1,154,528	13,014,423
Class I	884,137	9,397,626	3,120,247	35,239,562
Shares issued to shareholders due to reinvestment of distributions:
Class A	53,896	568,799	47,599	538,687
Class C	9,601	101,166	11,011	124,435
Class I	34,696	366,500	31,839	360,112
	2,277,408	24,470,744	9,597,949	108,477,589
Shares redeemed:
Class A	(2,642,545)	(27,812,832)	(473,041)	(5,305,991)
Class C	(355,079)	(3,738,905)	(215,629)	(2,387,098)
Class I	(1,327,486)	(13,999,776)	(665,894)	(7,567,356)
	(4,325,110)	(45,551,513)	(1,354,564)	(15,260,445)
Net increase (decrease)	(2,047,702)	$(21,080,769)	8,243,385	$93,217,144

Nuveen Investments	179

Notes to Financial Statements (Unaudited) (continued)

	Intermediate Duration
	Six Months Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,654,733	$244,644,992	14,955,830	$139,930,217
Class A – automatic conversion of Class B Shares	—	—	18,235	169,460
Class B – exchanges	32,251	296,575	7,073	66,166
Class C	1,207,079	10,914,033	4,620,559	43,326,884
Class I	33,990,021	306,208,282	91,216,978	855,020,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	784,302	7,034,013	1,393,342	13,028,844
Class B	1,551	13,943	4,210	39,464
Class C	131,872	1,185,952	266,451	2,498,523
Class I	3,438,634	30,922,133	7,496,009	70,245,514
	67,240,443	601,219,923	119,978,687	1,124,325,930
Shares redeemed:
Class A	(12,950,751)	(116,048,672)	(10,455,595)	(97,725,473)
Class B	(75,618)	(683,109)	(121,372)	(1,137,338)
Class B – automatic conversion to Class A Shares	—	—	(18,178)	(169,460)
Class C	(3,479,014)	(31,277,022)	(2,592,728)	(24,303,565)
Class I	(71,364,123)	(646,808,860)	(52,392,176)	(491,029,155)
	(87,869,506)	(794,817,663)	(65,580,049)	(614,364,991)
Net increase (decrease)	(20,629,063)	$(193,597,740)	54,398,638	$509,960,939

	Limited Term
	Six Months Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,808,851	$241,123,221	55,858,576	$627,985,659
Class C	6,120,567	67,358,921	16,583,824	185,750,383
Class I	52,989,248	583,306,464	74,687,116	835,442,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	992,673	10,941,000	2,027,026	22,803,105
Class C	331,725	3,642,728	735,318	8,238,714
Class I	696,899	7,642,191	1,417,080	15,859,641
	82,939,963	914,014,525	151,308,940	1,696,080,268
Shares redeemed:
Class A	(29,351,975)	(323,089,026)	(29,738,275)	(334,355,453)
Class C	(9,700,255)	(106,465,041)	(10,594,753)	(118,670,653)
Class I	(38,700,931)	(424,131,920)	(45,284,522)	(506,548,399)
	(77,753,161)	(853,685,987)	(85,617,550)	(959,574,505)
Net increase (decrease)	5,186,802	$60,328,538	65,691,390	$736,505,763

180	Nuveen Investments

	Short Term
	Year Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,744,220	$159,583,114	10,803,399	$110,119,096
Class C	2,871,439	29,043,763	1,170,185	11,914,696
Class I	15,435,070	156,421,120	30,582,797	311,778,721
Shares issued to shareholders due to reinvestment of distributions:
Class A	86,522	876,062	96,677	985,725
Class C	10,774	108,953	7,034	71,621
Class I	55,481	561,833	89,508	912,653
	34,203,506	346,594,845	42,749,600	435,782,512
Shares redeemed:
Class A	(9,147,001)	(92,561,731)	(4,325,269)	(44,088,273)
Class C	(884,466)	(8,943,643)	(235,416)	(2,396,736)
Class I	(12,888,555)	(130,470,248)	(22,910,953)	(233,555,155)
	(22,920,022)	(231,975,622)	(27,471,638)	(280,040,164)
Net increase (decrease)	11,283,484	$114,619,223	15,277,962	$155,742,348

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended October 31, 2013, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$235,076,300	$11,291,333	$289,173,558	$495,960,615	$231,320,687
Sales and maturities	712,979,858	26,642,104	459,389,826	372,414,003	113,543,205

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,169,314,751	$88,306,110	$3,654,632,525	$3,587,409,685	$607,143,158
Gross unrealized:
Appreciation	$118,999,900	$488,546	$166,632,391	$104,040,915	$9,318,726
Depreciation	(58,354,604)	(3,360,347)	(59,786,265)	(23,202,194)	(1,679,361)
Net unrealized appreciation (depreciation) of investments	$60,645,296	$(2,871,801)	$106,846,126	$80,838,721	$7,639,365

Nuveen Investments	181

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, paydowns, nondeductible reorganizational expenses, and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2013, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(55,192)	$(361)	$(136,960)	$(149,326)	$(1,218)
Undistributed (Over-distribution of) net investment income	23,141	(2,591)	(2,839)	(238,435)	—
Accumulated net realized gain (loss)	32,051	2,952	139,799	387,761	1,218

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$8,029,994	$72,648	$13,865,480	$2,806,495	$646,690
Undistributed net ordinary income[2]	20,361	—	453,495	501,826	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2013 through April 30, 2013, and paid on May 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$109,809,752	$1,123,233	$134,244,774	$71,106,768	$7,787,833
Distributions from net ordinary income[2]	497,880	37,661	845,011	—	—
Distributions from net long-term capital gains	—	7,216	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	All- American[3]	Inflation Protected	Intermediate Duration[3]	Limited Term	Short Term
Expiration:
April 30, 2014	$—	$—	$—	$1,064,312	$—
April 30, 2015	21,571	—	—	7,283,015	11,893
April 30, 2016	2,298,768	—	—	546,020	—
April 30, 2017	22,698,037	—	—	1,071,726	312,109
April 30, 2018	14,897,930	—	9,207,679	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:
Short-term losses	—	32,143	—	906,756	—
Long-term losses	590,494	38,611	2,415,208	7,562,532	—
Total	$41,387,968	$70,754	$12,666,673	$20,576,359	$324,002
[3]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ last tax year ended April 30, 2013, the following Funds utilized their capital loss carryforwards as follows:

	All- American	Short Term
Utilized capital loss carryforwards	$5,896,378	$59,992

As of April 30, 2013, the Funds’ last tax year end, $169,527 of Limited Term’s capital loss carryforward expired.

182	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Post-October capital losses[4]	$1,283,158	$37,587	$312,547	$363,136	$56,932
Late-year ordinary losses[5]	—	—	—	—	—
[4]	Capital losses incurred from November 1, 2012 through April 30, 2013, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through April 30, 2013 and specified losses incurred from November 1, 2012 through April 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Average Daily Net Assets	All- American Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate	Short Term Fund-Level Fee Rate
For the first $125 million	.3000%	.3000%	.3000%	.2500%	.2500%
For the next $125 million	.2875	.2875	.2875	.2375	.2375
For the next $250 million	.2750	.2750	.2750	.2250	.2250
For the next $500 million	.2625	.2625	.2625	.2125	.2125
For the next $1 billion	.2500	.2500	.2500	.2000	.2000
For net assets over $2 billion	—	.2250	—	—	.1750
For the next $3 billion	.2250	—	.2250	.1750	—
For net assets over $5 billion	.2125	—	.2125	.1625	—

The annual complex-level fee for the Funds, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
All-American	.1737%
Inflation Protected	.1683
Intermediate Duration	.1737
Limited Term	.1683
Short Term	.1829

Nuveen Investments	183

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	.60%	August 31, 2014	1.05%
Intermediate Duration	N/A	N/A	.75
N/A	– Not applicable.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$545,886	$26,738	$180,277	$564,271	$163,627
Paid to financial intermediaries	474,689	22,357	157,866	534,367	159,464

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances	$286,923	$19,435	$128,156	$799,868	$189,947

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$451,384	$36,971	$123,728	$409,845	$26,386

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2013, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained	$156,658	$21,428	$43,667	$352,822	$108,502

184	Nuveen Investments

8. Subsequent Events

Class C and Class C2 Shares

Subsequent to the close of this reporting period, the Funds’ Board of Directors/Trustees approved the following changes, which will become effective February 10, 2014:

Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual Fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares with the terms set forth below.

Each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets.

Nuveen Investments	185

Annual Investment Management Agreement
Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

186	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Nuveen Investments	187

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Nuveen Intermediate Duration Municipal Bond Fund ( the “Intermediate Duration Fund”), the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”) and the Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Inflation Protected Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; however, they observed that such Fund performed in the first quartile and outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

188	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages. In addition, at the May Meeting, the Adviser proposed permitting the then-existing temporary expense cap (the “Expense Cap”) for the Inflation Protected Fund to expire on August 31, 2013. Subsequently, however, at a meeting held on June 20, 2013, after further consideration, the Board of such Fund approved extending the Expense Cap through August 31, 2014.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent

Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by

Nuveen Investments	189

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s

190	Nuveen Investments

profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	191

Notes

192	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	193

Glossary of Terms Used in this Report (continued)

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

194	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust Company

Boston, MA 02111

U.S Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	195

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAT-1013D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Semi-Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	—	NVHCX	NVXIX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, began managing the Nuveen High Yield Municipal Bond Fund in 2000 and the Nuveen Short Duration High Yield Municipal Bond Fund at its inception in 2013, when Timothy Ryan, CFA, and Steven Hlavin also began managing the Fund. Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month period ending October 31, 2013.

How did the Funds perform during the six-month reporting period ending October 31, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable six-month, one-year, five-year, ten-year and since-inception periods ending October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

Investors in municipal bonds experienced an extremely challenging market environment between May and August, although conditions began to improve in the final two months of the reporting period. Two main factors drove the tax-exempt bond market lower. The first of these came from the Federal Reserve (Fed). In May, the U.S. central bank announced its intention to taper its economic stimulus program, known as quantitative easing, once the economy proved it could sustain growth. Fixed-income investors reacted poorly to the prospect of an end to this massive bond-buying program, designed to keep down long-term interest rates. In response, bond yields rose sharply, while the securities’ prices fell accordingly. (Bond yields and prices move in opposite directions.) The second was when municipal bond investors, already nervous about rising rates, became further concerned about credit risk, despite what we saw as a healthy fundamental backdrop for the vast majority of municipal borrowers. This preoccupation was heightened during the summer months, when Detroit filed for Chapter 9 bankruptcy and the credit quality of Puerto Rico, whose bonds are widely owned by U.S. portfolio managers, continued to deteriorate.

The combination of rising interest rates, credit worries and strong equity market performance led to significant investment outflows from the tax-exempt bond sector. This trend remained in place for most of the reporting period. On the positive side, the market bounced back somewhat in September and October, as the Fed put its tapering plans on hold, and investors took advantage of opportunities to buy municipal bonds at newly attractive prices.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obli-gation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Nuveen High Yield Municipal Bond Fund

During the six months ending October 31, 2013, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at net asset value (NAV) underperformed both the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average.

As we mentioned, the reporting period was very difficult for municipal bond investors and included the market’s worst four-month stretch since the early 1980s. During this time frame, interest rates on longer bonds, especially those with maturities of 20 years or longer, rose significantly faster than rates on shorter dated issues. For the Fund, this posed a significant performance hurdle, given that we own many bonds from this portion of the yield curve.

Among them were our positions in tobacco-securitization issues. These bonds, among the higher rated securities in the portfolio, continued to see their fundamentals remain intact. However, because of their investment grade credit ratings, they had lower yields, which made them more vulnerable to price declines resulting from a drop in interest rates. In addition, because of their relative liquidity, these bonds were attractive sale candidates for many portfolio managers, and this factor put further downward pressure on their prices. While our individual tobacco holdings were relatively poor performers, the Fund did benefit from being underweighted in the sector as a whole, relative to the index.

Another advantage was maintaining minimal exposure to Puerto Rico and Detroit securities. At period end, we had no allocation to Puerto Rico bonds and extremely limited allocation to Detroit credits. Given the market’s serious concerns about these issuers during the period, it was helpful to have a very modest weighting in these areas of the market.

The Fund further benefited from overweighting community development district bonds. As conditions improved in the real estate market, bonds in this property-tax-backed sector saw their prices rise and their yields fall accordingly.

Also contributing to performance were a variety of individual bond holdings that enjoyed improving investor sentiment. One of the portfolio’s most notable turnaround stories was a sizable position in corporate-backed industrial development revenue bonds issued for American Airlines. As this company’s merger with US Airways came closer to fruition, investors became increasingly comfortable with the issuer’s credit fundamentals.

Similarly, we benefited from a relatively large position in Tolomato Community Development District bonds, which returned about 47% during the reporting period. This real estate project outside Jacksonville, Florida, issued numerous series of bonds, including some secured by homes that have yet to be built. After these bonds went into default, we conducted thorough credit research and identified solid value for shareholders, we found that bondholders’ rights were still intact and believed the securities had the ability to appreciate if the community ultimately is developed. In fact, this has started to happen with the recovering Florida real estate market. As a result, we purchased these bonds at prices as low as 40 cents on the dollar, a purchase that, so far, has added significant value.

Another notable contributor was a sizable investment in the bonds of Mashantucket Western Pequot Tribe, owner of Foxwood Casino in Connecticut. Just before the financial crisis, this particular casino took on substantial debt. They subsequently sought to renegotiate their debt, causing the bonds to plummet in value and providing what we determined was a positive investment opportunity. More recently, the issuer received consent from bondholders to restructure the debt amid today’s more favorable interest rate conditions. This has strengthened the issuer’s financial position, causing the bonds to gain substantially in value.

The Fund also continued to maintain a forward interest rate swap that we used to reduce the duration of its portfolio. Since interest rates increased during the reporting period, the swap had a mildly positive impact on performance. The Fund also used a credit default swap to manage credit risk. Using a credit default swap, the Fund purchased credit protection, which had a positive impact on performance.

6	Nuveen Investments

Impact of Nuveen High Yield Municipal Bond Fund Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage.

The Fund’s use of leverage through inverse floating rate securities made a negative contribution to the performance of the Fund over this reporting period, largely because the decline in value of the portfolio of long-term bonds purchased through the use of this leverage was greater than the income benefit of leverage, i.e., the amount by which the income earned on that portfolio of long-term bonds, net of fund expenses, exceeded the interest expense of the leveraging instruments.

Nuveen Short Duration High Yield Municipal Bond Fund

During the six months ending October 31, 2013, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at net asset value underperformed the S&P Municipal Bond Short-Intermediate Index. However, the Fund outperformed the Lipper High Yield Municipal Debt Funds Classification Average. Note that the S&P index does not include high yield bonds, which generally underperformed higher grade issues during the reporting period, while the Lipper average includes bonds across the entire yield curve, unlike the Fund, which focuses on short duration investments.

The primary performance impact came from bonds purchased during or just prior to the six-month time frame. This Fund was fortunate to be receiving investment inflows at a time when most other high yield funds were facing outflows and looking to sell bonds. Accordingly, we were able to buy many securities, including a variety of corporate-backed industrial development revenue bonds, at lower prices in the midst of the market’s selloff during the summer months. As the perceived credit quality of these issuers improved, the bonds’ prices increased, in turn adding to Fund performance.

The Fund invested in forward interest rate swap contracts to reduce the duration of its portfolio. Because interest rates decreased slightly from the time the interest rate swaps were implemented to the end of the period, the swaps had a mildly negative impact on performance.

What strategies were used to manage the Funds during the six-month reporting period?

Each Fund continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team.

Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen High Yield Municipal Bond Fund

Like most other municipal bond portfolios, the Fund experienced significant investment outflows during the period. This posed a management challenge, because we had to balance the need to fund shareholder redemptions with our desire to take advantage of unusually attractive bond prices in the marketplace.

To generate needed funds to meet the outflows, we sold some of the Fund’s higher quality holdings. These included certain longer dated investments as well as some tobacco-securitization bonds, for which there was relatively high demand. We also sold high coupon bonds with current call dates; because these bonds are typically relatively liquid and have limited appreciation potential, we believed they were good sale candidates.

On the purchase side, our approach was cautious. For example, we did not buy bonds of financially troubled issuers, such as Detroit or Puerto Rico, despite their low prices because we expected continued financial uncertainty. Instead, we favored credits of fundamentally sound entities whose securities we believed had fallen in price because of investors’ unwarranted concerns and which, in our view, provided generous compensation for their risk. In addition to these secondary-market purchases, we also bought new-issue bonds in the primary municipal bond market.

Community districts continued to be an area of investment opportunity. We added to existing holdings during the period, including the Midtown Miami (Florida) Community Development District and the Sacramento (California) Community Facilities District for the College Square Project. In our view, both were financially solid issuers whose bonds were being unfairly penalized by investors’ broader worries about municipal credit.

We were also active in purchasing corporate-backed industrial development revenue (IDR) bonds. We regularly like this sector because of the variety of buyers available for these securities, a trait that enhances their liquidity. We saw it as a particularly good source of value during the reporting period, as some tax-exempt bonds were providing comparable or better yields than the taxable securities of the same issuer, a rare situation that illustrates the anomalous market conditions. We bought a variety of IDR bonds, including those of aluminum company Alcoa, chemical manufacturer Celanese, utility NRG Energy, wallboard manufacturer USG Corporation, airline company United Continental and vehicle manufacturer Navistar International.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner, through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk.

Throughout the reporting period, we maintained the Fund’s duration at the high end of our 4.5-year limit. Our goal was to take advantage of what we saw as particularly favorable buying opportunities while maintaining an acceptable level of interest rate risk.

Because it received regular investment inflows during the reporting period, the Nuveen Short Duration High Yield Municipal Bond Fund was well positioned to take advantage of market volatility. It was a fortuitous time to have assets to invest. With the market falling throughout the summer, we could be selective about our purchases. We focused on those credits our research team believed offered a particularly good risk/reward trade-off for our shareholders.

8	Nuveen Investments

One strategy behind our acquisitions was to buy bonds selling at moderate discounts and with coupon interest of 5% or higher. These bonds had the dual advantage of an attractive level of income and manageable volatility.

We actively purchased within the corporate-backed IDR bond sector, where we identified good values relative to comparable taxable securities. Notable portfolio additions included bonds issued for chemical manufacturer Celanese; airline company American Airlines, which was poised to merge with rival US Airways and saw its bonds gain amid optimism about the deal; mining company Stillwater Mining; wallboard manufacturers National Gypsum and U.S. Gypsum; and forest products company International Paper.

We also bought bonds issued for LearJet, a manufacturer of business jets and subsidiary of Bombardier. These bonds, whose credit quality we thoroughly investigated, have a short call date but provided a generous coupon of nearly 8%.

We were also repeated buyers of community development district bonds. A notable purchase in this sector was the Patterson (California) Public Facilities Authority Community Facilities District.

In our search for new short duration, high yield tax-exempt investments, we added a handful of bonds issued by Detroit and Puerto Rico, two issuers facing credit challenges. To keep the Fund invested, we purchased some Detroit general obligation bonds that offered relatively high yields to compensate for the credits’ heightened risk. These bonds were insured, and we had confidence in the insurance company’s ability to repay the debt if necessary. Other purchases included Detroit water-supply revenue bonds as well as some shorter term (largely insured) Puerto Rico bonds. To manage risk, we were careful to significantly limit our exposure to these issuers. None of these securities contributed to or detracted meaningfully from relative performance during the six months.

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013 (subsequent to the close of this reporting period), Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole.

Nuveen Investments	9

Risk Considerations and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2013, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.86)%	(2.98)%	8.71%	3.66%
Class A Shares at maximum Offering Price	(11.71)%	(7.08)%	7.78%	3.21%
S&P Municipal Yield Index*	(6.37)%	(1.90)%	9.05%	N/A
Lipper High Yield Municipal Debt Funds Classification Average*	(7.31)%	(4.56)%	7.69%	3.80%

Class B Shares w/o CDSC	(8.18)%	(3.68)%	7.91%	3.04%
Class B Shares w/CDSC	(12.65)%	(7.34)%	7.76%	3.04%
Class C Shares	(8.08)%	(3.47)%	8.13%	3.10%
Class I Shares	(7.77)%	(2.81)%	8.91%	3.85%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.76)%	(3.46)%	5.13%	3.60%
Class A Shares at maximum Offering Price	(11.65)%	(7.50)%	4.23%	3.16%
Class B Shares w/o CDSC	(8.08)%	(4.16)%	4.34%	2.98%
Class B Shares w/CDSC	(12.55)%	(7.80)%	4.19%	2.98%
Class C Shares	(7.97)%	(3.95)%	4.56%	3.04%
Class I Shares	(7.67)%	(3.23)%	5.32%	3.80%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class B Shares	1.60%
Class C Shares	1.40%
Class I Shares	0.65%

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	19.60%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of October 31, 2013

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	(3.48)%	(1.82)%
Class A Shares at maximum Offering Price	(5.90)%	(4.28)%
S&P Municipal Bond Short-Intermediate Index**	(0.27)%	0.51%
Lipper High Yield Municipal Debt Funds Classification Average**	(7.31)%	(6.19)%

Class C Shares	(3.75)%	(2.18)%
Class I Shares	(3.30)%	(1.60)%

Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	(2.95)%	(2.31)%
Class A Shares at maximum Offering Price	(5.37)%	(4.75)%
Class C Shares	(3.21)%	(2.62)%
Class I Shares	(2.86)%	(2.20)%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.17%	0.82%
Class C Shares	1.72%	1.37%
Class I Shares	0.97%	0.62%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of October 31, 2013

Effective Leverage Ratio	1.27%

*	Since inception returns are from 2/01/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Yields October 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	5.95%	5.95%	8.26%
Class B Shares	5.40%	5.45%	7.57%
Class C Shares	5.63%	5.66%	7.86%
Class I Shares	6.40%	6.41%	8.90%

Nuveen Short Duration High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.35%	3.94%	5.47%
Class C Shares	2.87%	3.50%	4.86%
Class I Shares	3.62%	4.24%	5.89%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	1.4%
AA	16.4%
A	15.6%
BBB	8.2%
BB or Lower	19.9%
N/R	36.5%

Portfolio Composition1,4

Tax Obligation/Limited	26.3%
Health Care	12.5%
Education and Civic Organizations	12.4%
Transportation	12.3%
Industrials	7.0%
Long-Term Care	6.1%
Consumer Discretionary	5.6%
Consumer Staples	5.3%
Other	12.5%

States/U.S. Territories1,5

California	16.9%
Florida	12.7%
Texas	8.8%
Illinois	8.1%
Colorado	6.8%
Arizona	3.7%
Ohio	3.2%
Pennsylvania	2.9%
New York	2.7%
Indiana	2.7%
Michigan	2.7%
New Jersey	2.4%
Connecticut	2.0%
Iowa	1.8%
Georgia	1.7%
Wisconsin	1.5%
Other	19.4%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments (excluding investments in derivatives).

5	As a percentage of total municipal bonds and Las Vegas Monorail Company Corporate Bonds.

Nuveen Investments	15

Holding Summaries October 31, 2013 (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Bond Credit Quality1,2,3

AAA/U.S. Guaranteed	—%	[5]
AA	2.8%
A	14.5%
BBB	19.7%
BB or Lower	33.9%
N/R	25.8%

Portfolio Composition1,4

Tax Obligation/Limited	22.1%
Health Care	12.0%
Transportation	11.9%
Education and Civic Organizations	11.3%
Long-Term Care	8.1%
Consumer Staples	7.4%
Industrials	7.3%
Tax Obligation/General	5.4%
Utilities	5.3%
Other	9.2%

States/U.S. Territories1,4

California	12.8%
Florida	12.0%
Pennsylvania	6.9%
Ohio	5.9%
Texas	5.5%
New Jersey	5.3%
New York	4.1%
Illinois	3.7%
Alabama	3.6%
Colorado	3.4%
Michigan	3.0%
Iowa	2.9%
Puerto Rico	2.8%
Massachusetts	2.7%
Oklahoma	2.6%
Guam	2.6%
Arizona	2.0%
Other	18.2%

1	Holdings are subject to change.

2	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

3	As a percentage of total investment exposure. Refer to the Glossary of Terms Used in this Report for further information.

4	As a percentage of total investments (excluding investments in derivatives).

5	Rounds to less than 0.1%.

16	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$921.40	$918.20	$919.20	$922.30	$1,020.92	$1,017.14	$1,018.15	$1,021.93
Expenses Incurred During Period	$4.12	$7.74	$6.77	$3.15	$4.33	$8.13	$7.12	$3.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Expense Examples (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$965.20	$962.50	$967.00	$1,021.07	$1,018.30	$1,022.08
Expenses Incurred During Period	$4.06	$6.78	$3.07	$4.18	$6.97	$3.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37% and .62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.5%

	MUNICIPAL BONDS – 100.5%

	National – 0.6%

$19,232	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2013A-5, 5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$19,145,716

17,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2000B, 5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	11/13 at 100.00	Ba2	16,904,120

5,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2005A-4, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	4,937,700

3,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2004A-2, 4.900%, 7/31/49 (Mandatory put 9/30/14) (Alternative Minimum Tax)	9/14 at 100.00	Ba1	3,000,060
44,232	Total National			43,987,596

	Alabama – 1.4%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	14,924,000

8,925	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	1/14 at 100.00	B2	8,934,103

3,005	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	1/14 at 100.00	B2	3,008,065

15,055	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	12,409,084

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	CC	3,251,969
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	CC	1,733,560
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	CC	124,940
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	CC	2,221,103
2,525	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	CC	2,028,787

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
4,100	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	A	3,793,320
10,900	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	A	10,031,052

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	A	606,772
1,500	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	A	1,381,320
1,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	A	915,650
7,990	5.000%, 4/01/24 – NPFG Insured	4/14 at 100.00	A	7,277,292

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
8,870	5.000%, 1/01/24	1/14 at 100.00	B	8,858,203
655	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	B	611,718
1,200	4.750%, 1/01/25 – AGM Insured	1/14 at 100.00	AA–	1,177,308

	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
2,065	5.625%, 2/01/22 – FGIC Insured (4)	2/14 at 100.00	Ca	1,517,920
5,835	5.375%, 2/01/27 – FGIC Insured (4)	2/14 at 100.00	Ca	4,230,375

300	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/16 – AGM Insured	2/14 at 100.00	AA–	296,562

5,025	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.269%, 2/01/42 – AGM Insured (4)	11/13 at 100.00	AA–	3,517,500

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/06 (4)	No Opt. Call	N/R	5,549
2,365	8.125%, 1/01/21 (4)	1/14 at 100.00	N/R	1,312,338
1,420	8.250%, 1/01/31 (4)	1/14 at 100.00	N/R	787,958

Nuveen Investments	19

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama (continued)

$2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	$1,459,387

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	2,001,420
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	6,621,455
119,080	Total Alabama			105,038,710

	Arizona – 3.7%

1,000	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	945,640

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.485%, 7/01/27 (IF) (5)	1/18 at 100.00	AA–	5,171,400

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.870%, 1/01/31 (IF) (5)	1/18 at 100.00	AA–	2,082,360

11,170	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	10,290,362

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
4,050	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	4,066,119
39,260	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	36,111,741
13,660	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	12,304,382

526	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/14 at 100.00	N/R	526,768

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	2,897,277

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.750%, 11/01/46 (Pre-refunded 12/10/13) (Alternative Minimum Tax) (4)	12/13 at 100.00	N/R (6)	49,800

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,666,170

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	387,509

500	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (Alternative Minimum Tax)	4/14 at 100.00	Caa2	494,040

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	12,889,983

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,534,158

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,381,779
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,685,478

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
55	6.375%, 11/01/13	No Opt. Call	N/R	55,000
790	7.250%, 11/01/23	11/16 at 100.00	N/R	800,144
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,720,209

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	4,939,800

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
2,080	18.244%, 6/01/34 – AGM Insured (IF) (5)	6/22 at 100.00	A+	2,217,114
1,500	17.302%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,427,760
375	17.302%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	356,940
1,265	17.302%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	1,204,078
975	17.280%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	928,103
775	17.275%, 6/01/42 – AGM Insured (IF) (5)	6/22 at 100.00	A+	737,730

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$5,115	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	$4,809,634

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,676,114

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	544,494

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
210	6.000%, 6/01/16	No Opt. Call	N/R	214,586
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,385,656
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	3,810,359

8,095	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	8,763,565

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,201,042
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,563,376

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,195	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,144,511
2,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	2,158,808

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	253,325
1,475	6.000%, 6/01/36	6/16 at 100.00	BBB–	1,410,011

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,856,409

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.900%, 3/01/16 (IF) (5)	No Opt. Call	Aa2	3,234,124

2,500	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29	7/14 at 100.00	N/R	2,501,750

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,000	6.625%, 12/01/17	No Opt. Call	B–	1,998,220
14,060	7.000%, 12/01/27	12/17 at 102.00	B–	12,938,996

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	21,593,136

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	66,896
80	5.250%, 12/01/28	No Opt. Call	A–	84,718
6,040	5.000%, 12/01/32	No Opt. Call	A–	6,112,722
17,530	5.500%, 12/01/37	No Opt. Call	BBB	16,633,516
1,630	5.000%, 12/01/37	No Opt. Call	A–	1,640,416

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	A–	3,009,060
4,425	4.900%, 4/01/32	4/17 at 100.00	A–	4,277,603

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,103,729
1,600	6.250%, 12/01/46	12/21 at 100.00	N/R	1,602,176

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,623,758
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	1,018,751

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
1,452	5.400%, 7/01/15	No Opt. Call	N/R	1,497,404
700	5.500%, 7/01/16	No Opt. Call	N/R	731,409

Nuveen Investments	21

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)
$8,512	5.750%, 7/01/22	7/16 at 100.00	N/R	$8,657,215
11,615	6.000%, 7/01/30	7/16 at 100.00	N/R	11,469,464

2,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	1,951,841

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	3,830,509
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,000,611

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,145,392
298,510	Total Arizona			272,387,150

	California – 17.0%

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA–	362,700
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,188,052

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 1188, 17.356%, 8/01/47 (IF) (5)	8/23 at 100.00	Aa3	3,007,420

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	209,483

	Azusa, California, Special Tax Bonds, Community Facilities District 2005–1 Rosedale Improvement Area 1, Series 2007:
3,310	5.000%, 9/01/27	9/17 at 100.00	N/R	3,154,000
8,035	5.000%, 9/01/37	9/17 at 100.00	N/R	7,077,951

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	550,409
9,860	0.000%, 5/01/47 (5)	5/40 at 100.00	Aa2	3,132,522

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.800%, 4/01/31 (Pre-refunded 4/01/17) (IF)	4/17 at 100.00	AA (6)	1,726,908
1,250	19.860%, 4/01/43 (IF)	4/18 at 100.00	AA	1,563,200
1,000	18.360%, 4/01/47 (IF)	4/18 at 100.00	AA	1,137,920
1,250	18.049%, 4/01/47 (IF)	4/18 at 100.00	AA	1,422,400

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	982,277

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,096,662

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	951,860

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	3/14 at 100.00	N/R	1,000,370

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,484,857
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,882,350

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	846,534
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,333,011

1,390	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B, 5.400%, 9/01/35	9/15 at 102.00	N/R	1,348,300

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	857,924
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	2,028,780

2,275	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,527,434

3,260	Borrego Water District, California, Community Facilities District 2007–1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4)	8/17 at 102.00	N/R	862,857

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	$1,732,218

5,930	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	3/14 at 100.00	N/R	5,094,048

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,834,400

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	764,260

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	5,217,660

7,025	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.949%, 9/01/28 – NPFG Insured (IF) (5)	9/18 at 100.00	N/R	8,499,829

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	20.010%, 5/15/19 (IF) (5)	No Opt. Call	AA–	3,157,700
4,000	19.020%, 5/15/31 (IF) (5)	11/21 at 100.00	AA–	4,708,320
1,500	20.010%, 11/15/40 (IF) (5)	11/21 at 100.00	AA–	1,894,620

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,789,198

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,000	18.000%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	1,999,360
2,385	17.995%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	2,384,237

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.959%, 8/15/18 (IF)	No Opt. Call	AA–	4,053,300
2,000	21.959%, 8/15/18 (IF)	No Opt. Call	AA–	3,242,640

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
2,500	21.959%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,053,300
2,500	21.959%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,053,300

1,870	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3765-2, 18.404%, 5/15/15 (IF) (5)	No Opt. Call	AA–	1,908,447

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.174%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	3,632,342

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	19,269,828

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	3,577,120

355	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	351,429

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,550	5.250%, 8/01/42	No Opt. Call	BB+	1,334,938
675	5.300%, 8/01/47	8/22 at 100.00	BB+	576,848

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	2,055,170

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	977,450
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	966,350

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,674,554

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	4,964,900

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	584,911
530	6.875%, 1/01/42	1/22 at 100.00	N/R	544,739

Nuveen Investments	23

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
$500	8.000%, 11/01/29	11/19 at 100.00	Baa1	$583,835
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,220,513

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.000%, 2/01/21	2/17 at 100.00	BBB	1,050,850

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
8,465	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	7,518,867
8,500	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	7,179,780

5,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	4,460,300

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	839,510

12,100	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	12,160,863

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.835%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	6,143,580

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	N/R	1,317,705

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,387,299

515	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	496,537

1,950	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,681,680

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,441,788

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,438,447

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	4,808,426

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	161,994

875	California Statewide Communities Development Authority, Revenue Bonds, Lancer Plaza Project, Series 2013, 5.875%, 11/01/43	8/23 at 100.00	N/R	764,978

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	979,440

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,162,535

4,950	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,943,664

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,507,500

6,570	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	3/14 at 100.00	N/R	5,574,119

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	926,710

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,145,620

565	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	1/14 at 100.00	N/R	554,909

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	976,980
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	5,837,762

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
$1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	$1,380,350
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,499,075

5,530	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	5,037,222

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	681,090

2,870	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,881,624

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,302,210
800	5.000%, 11/01/29	11/16 at 100.00	N/R	759,432

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1185:
5,000	18.705%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	5,162,200
820	18.539%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	846,355

4,290	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,789,872

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.648%, 11/15/32 (IF)	5/18 at 100.00	AA–	7,020,039

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.712%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	6,654,636

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	987,225

1,000	Carson Redevelopment Agency, California, Redevelopment Project Area 1 Tax Allocation Bonds, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	1,117,550

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	997,680

	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	959,660
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,961,062
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,771,060

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	937,990

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2013-10A, 18.068%, 8/01/38 (IF)	8/23 at 100.00	Aa1	3,035,800

	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Junior Lien Series 2013B:
1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	1,001,531
500	5.000%, 9/01/35	9/23 at 100.00	N/R	484,465

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.204%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,993,088

	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	738,750
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,442,260
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,412,620

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.790%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	5,408,800

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,398,873

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,120	5.200%, 9/01/27	9/15 at 102.00	N/R	6,520,140
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	13,461,066

Nuveen Investments	25

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,400	Emeryville Public Financing Authority, California, Revenue Bonds, Redevelopment Projects, Series 2001A, 5.125%, 9/01/31 – NPFG Insured	3/14 at 100.00	A	$2,400,720

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,023,080

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,322,295

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.866%, 9/01/32 – AMBAC Insured (IF) (5)	1/14 at 100.00	A+	2,638,800

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,611,624
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	940,300

21,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/14 at 100.00	A	19,204,290

7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28 – NPFG Insured	1/14 at 101.00	A	7,032,970

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
2,000	5.875%, 1/15/27 – NPFG Insured	1/14 at 101.00	A	2,017,660
1,880	5.875%, 1/15/29 – NPFG Insured	1/14 at 101.00	A	1,890,791
1,000	0.000%, 1/15/30 – NPFG Insured	No Opt. Call	A	360,270
2,000	5.750%, 1/15/40 – NPFG Insured	1/14 at 100.00	A	1,986,420

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	17.421%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	699,840
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,332,800
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,332,800
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,332,800
1,560	17.408%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	1,455,745
1,750	17.421%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,512,630
980	17.400%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	847,239
2,250	17.421%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	1,904,400
7,500	17.421%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	6,348,000
1,880	17.399%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	1,591,608
955	17.377%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	808,694
370	17.251%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	313,742

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1211:
1,975	21.624%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA–	1,850,970
3,400	21.624%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA–	3,186,480
990	21.624%, 6/01/45 (WI/DD, Settling 11/07/13) – AGM Insured (IF)	6/15 at 100.00	AA–	927,828

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.753%, 6/01/45 – BHAC Insured (IF)	6/15 at 100.00	AA+	7,630,676

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	30,708,696

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
5,500	9.017%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA–	5,361,840
550	9.017%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA–	536,184

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
34,270	5.000%, 6/01/33	6/17 at 100.00	B	26,417,030
36,845	5.750%, 6/01/47	6/17 at 100.00	B	28,426,654

63,865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	47,581,980

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,578,870

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.484%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	2,886,450

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
$1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	$1,024,760
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	1,950,980
1,000	5.000%, 9/01/36	9/16 at 102.00	N/R	940,300

1,485	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/14 at 100.00	N/R	1,425,140

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	3/14 at 100.00	N/R	552,269

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	4,575,242
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	2,518,800

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,312,628
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	985,650
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,661,949

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	3/14 at 100.00	N/R	2,675,869

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A	976,190

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,504,675

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,378,785

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	968,307

2,050	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005, 5.100%, 9/01/30	9/15 at 102.00	N/R	2,022,509

15,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B	2,410,200

5,080	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,426,151

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	977,530

1,205	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,102,009

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/15 at 100.00	N/R	1,202,568

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,877,000
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	6,018,098

1,195	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005, 5.250%, 9/01/30	9/15 at 102.00	N/R	1,200,258

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	912,211
8,660	5.250%, 9/01/37	9/14 at 100.00	N/R	8,509,143

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/14 at 100.00	N/R	988,604
1,505	5.350%, 9/01/36	9/14 at 100.00	N/R	1,515,746

11,720	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	11,189,201

5,000	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA–	1,856,450

Nuveen Investments	27

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Lammersville Joint Unified School District, Special Tax Bonds, California, Community Facilities District 2002, Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	$1,883,100

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,515,390
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,006,540

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	835,650

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,155,960
2,445	6.875%, 8/01/39	8/19 at 100.00	BBB	2,619,622

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35 (Pre-refunded 12/01/13)	12/13 at 100.00	N/R (6)	1,185,699

1,095	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	1,058,734

5,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	5,272,150

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	961,801

6,490	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	5,846,516

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 17.996%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	2,206,125

1,150	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 17.917%, 7/01/20 (IF) (5)	No Opt. Call	AA–	1,390,063

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	C	592,400

4,600	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	N/R	4,658,190

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.279%, 6/01/34 (IF) (5)	6/19 at 100.00	AA+	3,881,300

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,102,680

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,345,793
2,650	7.250%, 8/01/31	8/21 at 100.00	BBB+	2,961,269
10,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	11,108,297

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	4,383,394

1,750	Menifee Union School District, California, Community Facilities District 2011-1, Improvement Area 2, Special Tax Bonds, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,761,445

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	626,144

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29	9/19 at 100.00	N/R	1,496,850

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	883,615
1,245	5.300%, 9/01/36	9/14 at 103.00	N/R	754,893

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	BBB+	1,775,173
1,075	6.900%, 5/01/36	5/21 at 100.00	BBB+	1,196,475

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	$602,079

2,335	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/14 at 101.00	N/R	2,256,124

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	221,225

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	3/14 at 100.00	N/R	880,890

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	956,773
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,158,024

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,006,750

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,006,960

1,265	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/14 at 100.00	N/R	1,242,230

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,756,575

3,565	Orange County Health Facilities Authority, California, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071, 17.307%, 10/01/42 (IF) (5)	8/23 at 100.00	A	3,150,890

1,100	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,127,940

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,095	5.250%, 9/01/26	3/14 at 100.00	N/R	1,872,574
4,640	5.450%, 9/01/32	9/16 at 100.00	N/R	4,078,142
5,515	5.500%, 9/01/36	9/16 at 100.00	N/R	4,728,837

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
2,700	5.150%, 9/01/27	3/14 at 100.00	N/R	2,374,947
8,110	5.200%, 9/01/37	9/15 at 102.00	N/R	6,483,783

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,120	7.000%, 4/01/25	4/14 at 100.00	BB	1,132,186
1,605	7.500%, 4/01/35	4/14 at 100.00	BB	1,630,632

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	428,274
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	403,111

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	2,804,495

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	5,429,479

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	16,946,311

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,382,870

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.981%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	A+	2,082,160

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	17.922%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	3,904,050
7,000	17.922%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	7,287,560

16,705	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 5.750%, 9/01/39	9/23 at 100.00	N/R	16,715,858

3,235	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,207,082

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.722%, 8/01/37 – AGM Insured (IF) (5)	8/17 at 100.00	AA–	5,669,200

Nuveen Investments	29

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
$1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	$1,230,995
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,294,350

1,050	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005, 5.150%, 9/01/32	9/14 at 100.00	N/R	1,030,071

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,323,695

3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	A	4,034,394

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	17,555,050

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,092,000

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	3,357,898

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,202,659

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/14 at 100.00	BBB–	1,143,303

3,895	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	3,926,939

1,000	Rancho Cordova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	3/14 at 100.00	N/R	1,000,260

1,000	Rancho Cordova, California, Sunridge Anatolia Community Facilities District 2003-1, Special Tax Refunding Bonds, Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	936,480

4,895	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	3/14 at 100.00	N/R	4,840,666

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	817,362
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,515,355

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	6/14 at 100.00	Baa2	909,990
1,750	5.000%, 12/15/33	6/14 at 100.00	Baa2	1,478,313

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	28,457,178

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Tax Allocation Bonds, Series 2001E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	819,056
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	755,752
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	697,386
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	512,904

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	BBB	1,521,915

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A–	990,600

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,120,810

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.258%, 9/01/25 – NPFG Insured (IF)	8/15 at 100.00	Aa2	3,170,981

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	134,497
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	151,391

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/14 at 100.00	N/R	851,530

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,800	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	$4,403,568

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	6,363,534

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	3/14 at 100.00	N/R	2,654,070

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	18.304%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	3,020,100
3,000	18.304%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	3,624,120
6,580	18.406%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A	7,238,263

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.507%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	2,161,604

5,985	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	5,835,016

2,845	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A	2,693,987

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,617,000
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	18,475,441

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.820%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,958,640

2,725	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/48	No Opt. Call	AA–	1,156,027

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	434,308
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	697,348

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	551,190

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
275	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	152,977
39,120	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	A	20,324,014
66,180	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	A	32,162,818
2,220	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	A	997,601
15,180	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	A	6,376,511
1,010	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	A	396,193
1,000	5.250%, 1/15/30 – NPFG Insured	1/14 at 100.00	A	965,010
7,110	0.000%, 1/15/30 – NPFG Insured	No Opt. Call	A	2,602,047
50,550	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	17,214,297
2,085	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	661,070
24,790	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	6,874,019
24,505	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	A	5,882,670

3,300	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	2/14 at 100.00	A	3,033,195

1,090	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	981,283

5,520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	4,576,963

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
1,500	17.973%, 9/01/31 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA–	1,541,700
470	17.881%,9/01/30 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA–	482,996

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.955%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	4,336,170

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–	1,876,673

Nuveen Investments	31

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$8,340	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/14 at 100.00	N/R	$8,085,713

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,724,695

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,416,325

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,361,150
3,500	6.000%, 9/01/43	9/23 at 100.00	N/R	3,437,665

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	1,032,327

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB+	3,754,080

1,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	982,410

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/14 at 100.00	A	1,360,767
1,000	4.500%, 8/01/31 – NPFG Insured	8/14 at 100.00	A	773,480

1,000	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	A	855,570

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/14 at 103.00	N/R	1,890,727
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	2,893,932

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,021,050

2,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.250%, 9/01/40	No Opt. Call	N/R	1,838,360

4,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	3,719,680

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013:
6,650	5.450%, 9/01/26	9/14 at 102.00	N/R	5,795,940
18,565	5.500%, 9/01/36	9/14 at 102.00	N/R	15,175,959

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2013-21U, 19.075%, 5/15/38 (IF) (5)	5/23 at 100.00	Aa2	8,375,862

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
11,185	5.375%, 6/01/38	6/15 at 100.00	B–	8,709,312
5,995	5.500%, 6/01/45	6/15 at 100.00	B–	4,622,205

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
9,480	5.000%, 6/01/37	6/14 at 100.00	BB+	7,106,587
26,620	5.125%, 6/01/46	6/14 at 100.00	B+	19,403,052

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	B+	524,801
550	5.000%, 11/01/16	No Opt. Call	B+	545,402
835	5.100%, 11/01/27	11/17 at 100.00	B+	700,248
2,785	5.200%, 11/01/32	11/17 at 100.00	B+	2,216,080

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,280,858

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	834,845
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	3,783,994

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 3353, 17.939%, 5/15/20 (IF) (5)	No Opt. Call	Aa2	$1,884,448

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 1189, 18.059%, 5/15/36 (IF) (5)	5/23 at 100.00	Aa1	3,212,600

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.080%, 5/15/39 (IF) (5)	5/23 at 100.00	Aa1	3,296,475

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/15 at 100.00	N/R	2,429,949

3,834	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	7/16 at 100.00	N/R	3,678,340

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA–	1,823,510

	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D:
2,000	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	741,840
3,845	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	1,321,873

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	676,494

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	1,120,350

2,565	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	2,902,400

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/14 at 100.00	N/R	2,326,907

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/15 at 100.00	N/R	835,020
3,755	5.800%, 9/01/31	9/15 at 100.00	N/R	2,938,175

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,056,562

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	688,247

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,584,373
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,802,684
1,590,843	Total California			1,248,338,716

	Colorado – 6.8%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25 (4)	12/15 at 100.00	N/R	1,892,190
5,380	6.250%, 12/01/35 (4)	12/15 at 100.00	N/R	3,323,925

6,540	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,801,469

19,254	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	16,616,392

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,817,795

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,663,010
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	12,212,875

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,673,124

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,023,810

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,973,040

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	117,521

Nuveen Investments	33

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
$155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	$156,646
1,555	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R	1,350,051
4,315	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,532,906

1,495	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R	904,894

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	3,546,243

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	940,030

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (6)	5,076

606	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (6)	672,551

4,010	Castle Oaks Metropolitan District, In the Town of Castle Rock, Douglas County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	3,751,676

6,905	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	6,801,563

	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
625	6.000%, 12/01/38	12/23 at 100.00	BBB	666,850
1,500	5.625%, 12/01/38	12/23 at 100.00	BBB	1,524,735

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	5,632,920

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B–	4,300,036

1,110	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	839,915

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	455,015

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
100	6.750%, 3/01/14	No Opt. Call	N/R	100,018
730	7.250%, 3/01/24	3/14 at 100.00	N/R	673,586
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R	1,354,643

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,380,274

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,350	5.500%, 2/15/26	2/16 at 101.00	N/R	2,080,079
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	1,929,227

1,785	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,507,611

3,870	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,351,149

2,335	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,184,066

965	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,046,996

1,705	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,474,007

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,226,994

1,875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,764,225

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,835	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	$2,763,558

28,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	25,248,160

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,124,812

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.909%, 10/01/31 (WI/DD, Settling 11/14/13) (IF)	11/23 at 100.00	A+	3,223,320

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,746,198
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,537,907
4,125	7.125%, 6/01/47	6/22 at 100.00	N/R	4,069,725

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	735,150

2,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3366, 24.827%, 7/01/21 (WI/DD, Settling 11/14/13) (IF)	No Opt. Call	AA–	2,681,700

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
1,000	18.990%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,190,440
1,250	18.990%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,488,050
3,500	18.000%, 1/01/18 (IF) (5)	No Opt. Call	AA–	3,902,780

1,315	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/14 at 100.00	N/R	1,315,132

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,310	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,274,984
279	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	207,452

2,938	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,653,269

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,102,928
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,539,009
6,750	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	6,173,078

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	5,667,457

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	4,863,077

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
7,410	5.400%, 12/01/27	12/17 at 100.00	N/R	5,679,691
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	7,767,716

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	92,837
422	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	354,480
2,360	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,916,863
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	312,788

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	4,036,400
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,947,747

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,107,492

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36 (4)	12/16 at 100.00	N/R	2,273,880

Nuveen Investments	35

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
$9,350	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	$8,985,069
17,500	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	15,842,925

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	1,756,301

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
22,000	0.000%, 9/01/35	No Opt. Call	BBB	6,247,120
7,500	0.000%, 9/01/39	No Opt. Call	BBB	1,687,875
2,495	0.000%, 9/01/41	No Opt. Call	BBB	497,753

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	598,399

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	20,227,947
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	2,072,196
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	181,620
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	3,723,657
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	159,025

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
21,100	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	A	5,915,807
18,960	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	A	4,676,863
30,000	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	A	6,459,600

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
40,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	19,812,660
24,545	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	11,281,127
25,600	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	7,623,168

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	1,429,320
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	A	3,745,800
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	A	339,751

20,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	4,596,200

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	296,814
1,315	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,249,658
17,420	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	15,760,745

3,493	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,389,352

3,345	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,767,553

4,150	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,802,230

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,456,684

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,715,433

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	777,426

6,329	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	6,148,624

2,142	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,145,663

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,784,754

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	3,890,880

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	668,805

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,847	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	$4,922,993

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	668,951

716	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	536,076

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,000,760
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R	1,613,504

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,605,014

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	1,793,218

1,602	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,265,356

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	280,319

2,640	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	3,074,544

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	989,588
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R	1,679,759

2,749	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	2,528,338

4,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	4,159,800

10,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	12/16 at 100.00	N/R	9,755,899

630	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	721,230

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,356,880

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,662,890

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,662,493

1,214	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,210,989

2,301	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,482,120

2,070	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	1,939,569

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,295	7.375%, 12/01/35	12/20 at 100.00	N/R	2,354,922
2,829	6.000%, 12/15/40	No Opt. Call	N/R	1,991,729

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	4,396,040

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	1,864,800

1,303	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,033,110

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,624,945

900	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	794,457

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,009,050

Nuveen Investments	37

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	$6,641,033

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,046,175

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	5,459,840

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	N/R	409,516

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,096	6.000%, 12/01/25	12/15 at 100.00	N/R	1,820,292
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,923,019
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,785,030

2,059	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	1,990,785

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	1,701,427

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	451,155
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,202,312
745,879	Total Colorado			501,391,944

	Connecticut – 2.0%

8,750	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	9,238,600

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,291,875
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,644,542

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
932	7.000%, 4/01/22	4/20 at 100.00	N/R	1,011,947
37,720	7.875%, 4/01/39	4/20 at 100.00	N/R	41,021,632

103,301	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31	No Opt. Call	N/R	71,323,429

1,885	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	1/14 at 100.00	B	1,884,962

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
500	5.125%, 1/01/23	1/14 at 100.00	B	478,965
14,100	5.250%, 1/01/33	1/14 at 100.00	B	12,666,876

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	5,057,100
177,008	Total Connecticut			147,619,928

	Delaware – 0.1%

9,460	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	9,036,570

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,488,902
10,890	Total Delaware			10,525,472

	District of Columbia – 0.4%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BBB–	2,379,782

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,395	18.880%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	2,698,638
1,205	18.778%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	1,356,902

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	$2,092,640

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,775,522
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	2,956,761
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,097,470

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	169,591

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (5)	4/21 at 100.00	A–	2,699,350

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	23.524%, 10/01/37 (IF) (5)	4/21 at 100.00	A–	3,323,000
1,750	23.524%, 10/01/37 (IF) (5)	4/21 at 100.00	A–	2,308,180
3,025	23.495%, 10/01/37 (IF) (5)	4/21 at 100.00	A–	4,019,590
625	23.524%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	824,350
1,250	23.584%, 10/01/41 (WI/DD, Settling 11/07/13) (IF)	4/21 at 100.00	A–	1,648,700
1,250	23.524%, 10/01/41 (IF) (5)	4/21 at 100.00	A–	1,648,700

	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	605,122
29,085	Total District of Columbia			32,604,298

	Florida – 12.8%

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,762,675
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,756,975

5,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP-80 Series 2011B-1, 7.375%, 11/15/19	11/14 at 100.00	N/R	5,038,100

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	11,397,032
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	13,876,147
2,500	8.125%, 11/15/46	No Opt. Call	N/R	2,724,675

3,850	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,298,642

3,125	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,175,406

2,400	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (8)	5/15 at 101.00	N/R	1,717,008

1,300	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,209,767

20,280	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	16,971,724

24,830	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	24,305,094

3,500	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,487,925

8,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (4)	5/15 at 101.00	N/R	7,456,320

4,075	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,507,230

3,475	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,079,024

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,646,394

Nuveen Investments	39

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	$2,335,556

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,621,857

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,104,807
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	869,514
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	3,384,180

1,850	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,639,711

590	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/14 at 100.00	N/R	593,876

155	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	147,701

3,080	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,196,486

3,590	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,724,270

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	3,014,280

7,000	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004A, 6.000%, 5/01/33	5/14 at 100.00	N/R	7,003,010

11,870	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004B, 5.800%, 5/01/34	5/14 at 100.00	N/R	11,875,104

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	980,610

1,485	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36 (9)	5/15 at 101.00	N/R	1,352,939

7,315	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue and Refunding Bonds, Series 2013, 5.125%, 5/01/43 (WI/DD, Settling 11/04/13)	5/23 at 100.00	N/R	6,203,925

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 – NPFG Insured	6/22 at 100.00	B	5,018,962

2,750	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,151,820

5,680	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	4,580,750

1,500	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BBB–	1,527,510

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
660	5.125%, 10/01/21 – NPFG Insured	2/14 at 100.00	A	624,598
10,880	5.000%, 10/01/31 – NPFG Insured	2/14 at 100.00	A	9,872,512

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,506,675

1,390	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,397,033

2,975	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,162,260

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,774,460

3,630	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,682,054

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
$500	5.250%, 6/01/28	6/23 at 100.00	BBB–	$485,600
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,059,987

3,160	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,519,057

2,500	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	2,233,225

4,900	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	4,741,240

2,785	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	2,774,194

1,535	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/13 at 100.00	N/R	1,497,162

6,065	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	5,642,633

3,125	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,856,813

5,470	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	5,589,465

1,305	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	1,133,640

4,515	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33 (4)	5/14 at 100.00	N/R	4,401,448

1,405	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	1,352,369

160	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	159,419

4,250	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	4,268,403

1,955	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,555,554

11,615	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	11,805,602

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,429,590
4,000	6.000%, 9/15/40	9/20 at 100.00	BB+	3,639,000

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	9,585,014
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	5,324,532
10,000	7.625%, 6/15/41	6/21 at 100.00	BB–	10,089,900

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,356,615
3,300	6.125%, 6/15/43	No Opt. Call	N/R	2,882,022

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35 (WI/DD, Settling 11/01/13)	6/23 at 100.00	N/R	18,361,239
4,000	8.500%, 6/15/44 (WI/DD, Settling 11/01/13)	6/23 at 100.00	N/R	3,962,760

1,625	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	1,470,397

4,265	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,422,379

Nuveen Investments	41

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$225	Fontainbleau Lakes Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007B, 6.000%, 5/01/15	No Opt. Call	N/R	$230,564

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33 (WI/DD, Settling 11/15/13)	5/23 at 100.00	N/R	1,644,426

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/14 at 100.00	N/R	2,581,006

5,330	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (Alternative Minimum Tax)	No Opt. Call	N/R	4,392,613

990	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	1,002,583

6,740	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	6,990,256

1,300	Harrison Ranch Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/38	5/17 at 100.00	N/R	1,303,887

5,115	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35 (Pre-refunded 5/01/14)	5/14 at 101.00	N/R (6)	5,321,646

3,730	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,149,985

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.337%, 5/15/15 (IF)	No Opt. Call	AA	5,868,788

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.443%, 5/01/15 (IF)	No Opt. Call	AA	3,501,875

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.960%, 5/01/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,370,750

3,670	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB+	3,201,121

2,310	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/34	5/14 at 101.00	N/R	2,335,271

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	18.303%, 11/01/32 (IF) (5)	11/17 at 100.00	A	5,922,133
2,865	18.307%, 11/01/38 (IF) (5)	11/17 at 100.00	A	2,762,691

12,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	12,853,598

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 18.175%, 4/01/35 (IF) (5)	10/21 at 100.00	Aa2	2,947,844

3,395	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,537,963

10,425	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	9,091,747

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
865	6.250%, 11/01/27	11/17 at 102.00	N/R	772,263
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,077,130

2,125	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,543,536

1,235	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	1,173,460

250	Lakeland, Florida, Educational Facilities Revenue Bonds, Florida Southern College Project, Refunding Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	BBB+	237,950

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,180	6.100%, 5/01/23	5/14 at 101.00	N/R	2,180,654
4,030	6.250%, 5/01/34	5/14 at 101.00	N/R	4,046,523

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,500	5.250%, 11/01/33	11/22 at 100.00	N/R	4,160,700
5,000	5.750%, 11/01/42	11/22 at 100.00	N/R	4,574,500

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A:
$2,390	5.250%, 5/01/13	No Opt. Call	N/R	$1,040,606
675	5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	293,895

7,750	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/16 at 100.00	N/R	7,121,088

1,855	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,892,879

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
12,935	5.250%, 6/15/27	6/17 at 100.00	BB	12,494,693
26,350	5.375%, 6/15/37	6/17 at 100.00	BB	24,251,486

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,532,968
4,125	5.750%, 6/15/42	6/22 at 100.00	BB	3,957,277

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call	N/R	5,297,215

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,280	9.000%, 12/01/30	12/18 at 104.00	N/R	7,494,687
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	15,974,343

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (5)	4/17 at 100.00	A	6,836,788
23,920	5.000%, 4/01/37 (UB) (5)	4/17 at 100.00	A	23,959,946

279	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	214,476

9,680	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	7/15 at 100.00	N/R	8,995,818

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,463,403

1,020	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.100%, 5/01/31	5/22 at 100.00	BBB+	962,054

1,990	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	1,730,186

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 19.124%, 10/01/41 (IF) (5)	10/20 at 100.00	A	3,285,706

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.116%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	AA–	3,662,400

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 21.032%, 6/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,667,200

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	A+	304,857
700	0.000%, 10/01/35 – NPFG Insured	10/15 at 35.68	A+	209,531
3,785	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	A+	993,865
9,675	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	A+	2,379,083
10,680	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	A+	2,476,265

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2009:
24,650	0.000%, 10/01/39 (5)	No Opt. Call	A+	5,356,445
1,000	0.000%, 10/01/41	No Opt. Call	A+	189,560
4,200	0.000%, 10/01/42	No Opt. Call	A+	748,104
280	0.000%, 10/01/44	No Opt. Call	A+	44,142
4,810	0.000%, 10/01/45	No Opt. Call	A+	712,169
22,300	0.000%, 10/01/47	No Opt. Call	A+	2,901,007

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
855	17.895%, 4/01/19 – AGM Insured (IF)	No Opt. Call	AA–	953,496
3,750	17.895%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA–	4,182,000
2,065	17.874%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA–	2,302,599

Nuveen Investments	43

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
$305	6.000%, 5/01/24	5/14 at 100.00	N/R	$305,952
10,685	6.250%, 5/01/37	5/14 at 100.00	N/R	10,689,167

7,560	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,588,652

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,254,493

1,000	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/44	11/24 at 100.00	N/R	994,980

1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/23 at 100.00	N/R	1,466,490

1,965	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	1,766,712

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	628,212

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,150,697

1,385	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,321,415

1,925	Northern Palm Beach County Improvement District, Florida, Special Assessment Revenue Bonds, Water Control and Improvement Refunding Bonds, Development Unit 16, Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	1,895,105

1,000	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,005,770

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
500	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	441,880
700	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	618,632
625	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	552,350
1,750	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,546,580
2,000	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,767,520
635	17.319%, 10/01/42 (IF) (5)	4/22 at 100.00	A	561,188
1,915	17.297%, 10/01/42 (IF) (5)	4/22 at 100.00	A	1,692,688
580	17.283%, 10/01/42 (IF) (5)	4/22 at 100.00	A	512,726
345	17.258%, 10/01/42 (IF) (5)	4/22 at 100.00	A	305,042

2,950	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,666,948

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/13 at 100.00	BBB–	596,029
7,075	5.625%, 12/01/31	12/13 at 100.00	BBB–	7,079,033

1,000	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43	11/22 at 100.00	BBB+	973,490

1,910	Palm Beach County, Florida, Senior Health and Housing Facilities Revenue Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care Inc., Refunding Series 2002, 5.125%, 12/01/26 – RAAI Insured	No Opt. Call	N/R	1,879,535

2,500	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,326,225

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,259,715

500	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	504,345

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
720	4.875%, 5/01/22	No Opt. Call	N/R	704,405
1,620	5.375%, 5/01/31	5/22 at 100.00	N/R	1,551,798

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$13,065	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	11/13 at 100.00	N/R	$11,486,617

2,675	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,130,584

1,000	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	978,850

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	520,162

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
5,455	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	5,525,697
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	316,654

2,620	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,504,065

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
460	5.750%, 11/01/22	No Opt. Call	N/R	453,661
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,164,525
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	990,700

4,445	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,371,977

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,178,110

3,500	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33 (4)	11/13 at 100.00	N/R	3,551,555

2,945	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,756,815

1,960	Sail Harbour Community Development District, Florida, Special Assessment Revenue Bonds, Series 05A, 5.500%, 5/01/36 – RAAI Insured	5/14 at 100.00	N/R	1,970,702

	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004:
2,140	5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	A	2,172,806
455	5.000%, 10/01/38 – NPFG Insured	10/14 at 101.00	A	459,072

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,141,030
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	21,833,991

8,305	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	6,285,805

2,190	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,217,857

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.459%, 2/15/28 (IF)	8/17 at 100.00	AA	6,003,925

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.206%, 8/15/23 (IF)	8/17 at 100.00	AA	947,280
6,250	15.723%, 8/15/42 (IF)	8/17 at 100.00	AA	6,334,500

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
3,835	15.704%, 8/15/15 (IF) (5)	No Opt. Call	AA	5,112,975
2,130	15.687%, 8/15/15 (IF) (5)	No Opt. Call	AA	2,917,887

4,120	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	3,895,048

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	1,934,400

8,500	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A, 5.375%, 1/01/40 (4)	10/16 at 100.00	N/R	3,910,000

Nuveen Investments	45

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	$1,995,959

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,445,250

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
500	6.750%, 11/01/27	11/18 at 100.00	N/R	506,855
2,450	7.850%, 11/01/41	11/18 at 100.00	N/R	2,520,534

9,430	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	6,958,680

22,320	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,433,962

11,635	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	5,190,374

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,560	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	16
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,080	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	101

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
30	6.375%, 5/01/17 (4)	No Opt. Call	N/R	29,504
140	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	136,674
175	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	169,720
855	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	835,446

3,190	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,604,571

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
580	6.375%, 5/01/17	No Opt. Call	N/R	556,696
2,655	6.450%, 5/01/23	5/17 at 100.00	N/R	2,504,993
3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	3,221,883
2,350	5.250%, 5/01/39	5/17 at 100.00	N/R	2,077,283
16,810	6.650%, 5/01/40	5/17 at 100.00	N/R	16,514,312

38,140	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	35,686,072

	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
1,970	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1,106,155
6,180	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	3,454,435
8,045	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	4,479,215
39,120	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	21,699,082

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	6,661,830

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	758,025

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
590	5.000%, 5/01/23	5/22 at 100.00	N/R	590,059
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,495,620

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,630	5.000%, 5/01/23	5/22 at 100.00	N/R	1,613,195
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,687,245

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43 (WI/DD, Settling 11/15/13)	11/28 at 100.00	N/R	1,065,075

5,000	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,408,850

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$845	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	$748,780

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	675,184
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	444,200
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	666,300

2,175	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/14 at 100.00	A	2,073,667

1,875	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2004A, 5.125%, 11/01/36 – NPFG Insured	11/14 at 101.00	A	1,868,719

700	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	688,156

3,030	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,718,395

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
9,115	6.000%, 5/01/23	5/14 at 100.00	N/R	9,138,972
27,845	6.125%, 5/01/35	5/14 at 100.00	N/R	27,867,276
1,122,949	Total Florida			937,988,046

	Georgia – 1.7%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	A–	1,239,648

6,075	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	7,076,646

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,494,640

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	503,985

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	6/14 at 100.00	B+	828,385
95	5.375%, 12/01/28	12/13 at 100.00	B+	83,571

11,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B	13,429,585

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B	13,702,055

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BB–	3,460,021
3,310	5.000%, 12/01/26	12/14 at 100.00	BB–	3,118,583

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,538,341
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,403,840
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,623,970

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	4,704,698

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
9,550	5.000%, 7/01/27	7/17 at 100.00	N/R	8,560,141
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	6,610,400
32,400	5.125%, 7/01/42	7/17 at 100.00	N/R	26,132,220

4,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	3,984,080

1,335	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,362,902

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	193,502

5,942	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	4,856,245

Nuveen Investments	47

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	$818,865

6,195	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/28	No Opt. Call	A	6,700,574
130,992	Total Georgia			125,426,897

	Guam – 0.7%

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,033,970
6,000	6.875%, 12/01/40	12/20 at 100.00	B+	6,231,540

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	992,040

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	Ba2	1,958,880

	Guam Government, General Obligation Bonds, 2009 Series A:
6,000	6.750%, 11/15/29	11/19 at 100.00	BB–	6,289,860
31,930	7.000%, 11/15/39	11/19 at 100.00	BB–	33,708,182

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,465,018
49,340	Total Guam			51,679,490

	Hawaii – 0.2%

4,001	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,477,669

4,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	4,150,208

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BB	5,261,891

790	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	6/14 at 100.00	B	789,905

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,038,994
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	2,805,120
18,246	Total Hawaii			17,523,787

	Idaho – 0.1%

3,875	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,105,834

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	986,030
4,875	Total Idaho			5,091,864

	Illinois – 8.1%

1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,034,466

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	6,298,212

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,405,880

3,725	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,250,994

2,790	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,670,588

926	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	853,457

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1210, 24.095%, 12/01/39 – AGM Insured (IF) (5)	12/21 at 100.00	AA–	5,970,062

1,181	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,077,717

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	1/14 at 100.00	N/R	$5,246,640

4,510	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,458,812

2,525	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	6/14 at 100.00	N/R	2,853,225

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 1212, 22.492%, 1/01/35 – AGM Insured (IF) (5)	1/21 at 100.00	AA–	823,440

335	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	No Opt. Call	N/R	335,941

41,115	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40 (WI/DD, Settling 11/01/13)	10/20 at 100.00	B3	41,593,579

2,451	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,054,058

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	11/13 at 100.00	N/R	73,194

661	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	511,594

1,700	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	1,622,004

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,188,094
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,624,985
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,114,560

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,663,725

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB+	790,490

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,018,820

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	12/16 at 100.00	BBB+	25,535
1,250	5.000%, 12/01/36	12/16 at 100.00	BBB+	1,125,788

205	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3302, 18.206%, 6/01/14 (IF)	No Opt. Call	AAA	248,245

59,255	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	59,944,728

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB	207,066

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,510	7.750%, 5/15/30	5/20 at 100.00	N/R	3,635,869
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,374,100
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	10,994,112

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	4,425,591

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.056%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA–	1,543,680
1,625	18.056%, 2/15/39 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	1,647,620
2,495	18.056%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	2,529,730
625	18.160%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	633,700
550	18.082%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA–	557,618

890	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	780,308

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	BB–	4,868,930

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	10,061,936
14,275	5.000%, 4/01/36	4/16 at 100.00	Baa3	12,416,538

Nuveen Investments	49

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	$6,325,380

6,095	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006, 5.100%, 8/15/31	8/16 at 100.00	N/R	6,099,205

1,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48 (WI/DD, Settling 11/04/13)	10/22 at 100.00	BBB–	1,911,820

10,465	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	8,344,268

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
215	5.250%, 5/15/15	No Opt. Call	N/R	220,311
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,911,919
11,750	5.750%, 5/15/38	5/17 at 100.00	N/R	11,463,183
350	5.400%, 5/15/38	11/13 at 100.00	N/R	325,056

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 18.000%, 5/01/26 (IF) (5)	5/20 at 100.00	AA	3,473,875

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 4285:
560	18.000%, 8/15/20 (IF) (5)	No Opt. Call	AA+	577,270
1,000	18.000%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	1,030,840
1,925	18.011%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	1,924,365

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.765%, 2/15/19 (IF)	No Opt. Call	AA–	581,983
625	19.765%, 2/15/31 (IF)	8/19 at 100.00	AA–	858,775

24,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	25,784,290

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (5)	11/17 at 100.00	A	1,969,388

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.873%, 11/15/33 (IF) (5)	11/17 at 100.00	A	1,309,241
4,260	20.884%, 5/15/39 (IF) (5)	5/20 at 100.00	A	5,678,580
1,705	20.884%, 5/15/39 (IF) (5)	5/20 at 100.00	A	2,271,094
4,740	20.879%, 5/15/39 (IF) (5)	5/20 at 100.00	A	6,318,420

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
6,190	14.260%, 5/15/41 (IF) (5)	5/22 at 100.00	A	1,721,130
3,525	17.235%, 5/15/41 (IF) (5)	5/22 at 100.00	A	3,327,600
2,500	17.235%, 5/15/41 (IF) (5)	5/22 at 100.00	A	2,360,000

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB–	13,859,930

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,199,366

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,842,008

10,310	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,393,305

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A	10,622,633

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A	2,878,922

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A	6,163,164

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.372%, 11/01/39 (IF) (5)	5/19 at 100.00	A	454,608
250	23.362%, 11/01/39 (IF) (5)	5/19 at 100.00	A	360,480
1,065	23.308%, 11/01/39 (IF) (5)	5/19 at 100.00	A	1,534,537
3,067	23.349% 11/01/39 (IF) (5)	5/19 at 100.00	A	4,421,602
815	23.292%, 11/01/39 (IF) (5)	5/19 at 100.00	A	1,174,056
315	23.181%, 11/01/39 (IF) (5)	5/19 at 100.00	A	453,099

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	700,564

2,500	Illinois Finance Authority, Revenue Bonds, Swedish American Hospital, Tender Option Bond Trust 1116, 14.176%, 11/15/39 (IF) (5)	11/22 at 100.00	A	969,900

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
$1,030	21.629%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	$1,329,812
665	21.511%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	857,471

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.765%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,139,681

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
3,025	19.860%, 2/15/19 (IF) (5)	No Opt. Call	AA–	3,532,232
4,250	19.860%, 2/15/35 (IF) (5)	2/21 at 100.00	AA–	4,962,640

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	2,557,959

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
50	5.000%, 6/01/09 (4)	No Opt. Call	Ca	40,500
1,115	5.000%, 6/01/11 (4)	No Opt. Call	Ca	903,150
1,160	5.000%, 6/01/12 (4)	No Opt. Call	Ca	939,600
1,225	5.000%, 6/01/13 (4)	No Opt. Call	Ca	992,250
1,060	5.000%, 7/01/13 (4)	No Opt. Call	Ca	858,600
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,044,900
7,540	5.500%, 6/01/19 (4)	6/14 at 100.00	Ca	6,107,400
6,905	5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	5,593,050
21,650	5.125%, 6/01/35 (4)	6/14 at 100.00	Ca	17,536,500

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	11/13 at 100.00	N/R	2,600,494

1,950	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.381%, 2/01/33 (IF) (5)	8/18 at 100.00	AA	1,646,151

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	21,844,485

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	15,239,147

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	2,747,786

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25	1/16 at 100.00	CCC	690,061
3,675	5.250%, 1/01/30	1/16 at 100.00	CCC	1,514,615
5,420	5.250%, 1/01/36	1/16 at 100.00	CCC	2,123,393

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	2,608,893

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297:
5,000	18.130%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	4,303,200
1,000	18.123%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	860,680

625	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3861, 18.040%, 6/15/42 (IF) (5)	6/22 at 100.00	AAA	638,775

20,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured (5)	No Opt. Call	AAA	6,207,200

9,300	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.926%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	9,237,132

3,171	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/15 at 100.00	N/R	3,175,217

4,595	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,849,921

11,442	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	10,878,710

7,118	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	6,955,852

Nuveen Investments	51

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,106	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	$2,096,144

4,291	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,220,241

3,480	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,935,519

–(10)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	178

2,200	Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23 (Pre-refunded 11/13/13)	11/13 at 100.00	N/R (6)	2,184,400

	Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,660	6.950%, 1/01/21	1/18 at 100.00	N/R	2,634,384
2,000	6.950%, 1/01/25	1/18 at 100.00	N/R	1,945,400

3,390	Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,405,323

5,000	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	3,973,150

3,050	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,063,786

1,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	927,660

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,055,680

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,811,198

7,582	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	7,146,262

2,204	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,811,490

705	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	633,273

3,445	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,454,887

2,245	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,520,179

1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,672,285

4,187	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,566,822

7,155	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannonball & Beecher, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,683,986
653,488	Total Illinois			595,631,502

	Indiana – 2.7%

1,080	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	1,106,568

445	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	1/14 at 100.00	N/R	452,307

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	No Opt. Call	N/R	1,001,010
7,500	7.125%, 11/15/47	No Opt. Call	N/R	7,466,325

125	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	A3	127,634

6,670	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	CCC+	6,294,812

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	2/14 at 100.00	CCC+	835,083

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.690%, 4/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA	$2,075,924

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.726%, 4/15/17 (IF) (5)	No Opt. Call	A	5,855,250

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	BB–	5,405,687

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
2,000	7.000%, 7/01/33	7/23 at 100.00	BB	2,020,700
6,000	7.250%, 7/01/43	7/23 at 100.00	BB	6,038,460

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB	2,303,598
5,240	7.250%, 7/01/43	7/23 at 100.00	BB	5,273,588

3,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	3,417,646

9,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26 (WI/DD, Settling 11/04/13)	6/20 at 100.00	BB–	9,347,959

20,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	15,892,600

3,230	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	2,801,637

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
3,085	19.031%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	3,560,121
1,250	19.005%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	1,442,600
1,460	18.884%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	1,684,752
330	19.005%, 12/01/32 (IF) (5)	12/19 at 100.00	Aa2	380,846
5,000	15.776%, 12/01/32 (IF) (5)	12/19 at 100.00	Aa2	5,770,400

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
2,750	18.232%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	2,820,510
1,500	17.826%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	1,538,460

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,495,458

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	10,559,500

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.255%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	379,378
2,500	19.255%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,059,500
4,995	20.230%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	6,360,183
6,250	19.255%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA-	7,648,750

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,558,447

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (4)	3/15 at 102.00	N/R	1,255,961

9,000	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	6,966,630

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/15 at 100.00	N/R	330,315
2,500	5.375%, 2/15/34 (4)	2/15 at 100.00	N/R	269,425

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,237,213

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/14 at 100.00	N/R	230,154

Nuveen Investments	53

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
$5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	$5,750,550
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,762,250

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	3,006,690
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	15,029,250
32,500	5.800%, 9/01/47	9/17 at 100.00	N/R	32,582,875
204,088	Total Indiana			199,397,006

	Iowa – 1.8%

83,125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	70,670,381

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
8,505	5.000%, 12/01/19 (WI/DD, Settling 11/04/13)	No Opt. Call	BB–	8,265,839
22,285	5.250%, 12/01/25 (WI/DD, Settling 11/04/13)	12/23 at 100.00	BB–	20,430,888

5,245	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,074,065

1,000	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A, 5.550%, 11/01/41	11/14 at 100.00	N/R	902,160

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BBB	2,094,020

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,030	5.375%, 6/01/38	6/15 at 100.00	B+	1,567,444
11,485	5.500%, 6/01/42	6/15 at 100.00	B+	8,849,537
2,075	5.625%, 6/01/46	6/15 at 100.00	B+	1,603,207

9,850	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	8,263,362

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,500,609
149,090	Total Iowa			129,221,512

	Kansas – 0.6%

4,420	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,383,977

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.879%, 1/01/34 (IF) (5)	1/20 at 100.00	AA–	2,176,800

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	511,750
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,446,165

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,073,871

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	17,444,205
1,000	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	928,970

5,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	4,540,100

8,910	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	7,917,782

4,026	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	11/13 at 100.00	N/R	4,306,690
52,541	Total Kansas			45,730,310

	Kentucky – 0.2%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	A+	8,449,920

2,445	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 18.257%, 8/15/46 (IF) (5)	8/21 at 100.00	Aa3	2,628,473

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	$1,003,110

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,028,100

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,168,604
14,635	Total Kentucky			15,278,207

	Louisiana – 1.0%

42,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	38,845,145

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1,500

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	352,872

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,738,429

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,073,920

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R	525,114
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	7,740,934

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	599,086

9,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,235,220

6,750	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	2,836,012

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
1,375	20.821%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	1,699,335
3,315	20.809%, 10/01/40 (IF) (5)	10/20 at 100.00	A3	4,096,445

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,204,260
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	663,876

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	11/13 at 100.00	N/R	571,000

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	4/14 at 100.00	N/R	446,779
102,548	Total Louisiana			73,629,927

	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,469,832
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	6,968,260

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	4/14 at 100.00	B2	3,954,029
12,750	Total Maine			13,392,121

	Maryland – 1.2%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	7,043,334

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	485,480

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	18,357,139

Nuveen Investments	55

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
$1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	$1,150,353
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	847,080

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.465%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	5,255,783

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,090,011

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.683%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,601,808
940	17.475%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	871,559

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16	No Opt. Call	N/R	1,121,885
54,000	5.000%, 12/01/31	12/16 at 100.00	N/R	31,316,220

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
820	5.625%, 10/01/23	4/14 at 100.00	B3	763,018
10,640	5.750%, 10/01/33	4/14 at 100.00	B3	9,263,078

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (4)	1/17 at 100.00	N/R	225,008
6,260	5.500%, 7/01/38 (4)	1/17 at 100.00	N/R	1,878,063

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,484,325
120,935	Total Maryland			88,754,144

	Massachusetts – 1.1%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (11)	3/14 at 101.00	Caa3	8,708,376

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	3/14 at 101.00	N/R	1,336,649

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	1,821,500

165	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	166,140

920	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	911,922

28,580	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	24,605,094

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	1,322,055

1,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	1,794,027

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,471,725

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	3,990,945

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	20,885
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	18,603

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	3,234,805
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	331,776

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	4/14 at 100.00	B+	2,738,313

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$5,323	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	1/14 at 100.00	D	$4,105,896

4,162	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	1/14 at 15.54	D	419,941

6,244	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	1/14 at 103.00	D	62

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W, 19.997%, 6/01/41 (IF) (5)	6/20 at 100.00	AA–	2,692,900

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,602,368
1,505	5.000%, 1/01/21 – AMBAC Insured	1/14 at 100.00	N/R	1,475,622
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,999,800
11,135	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	10,244,645
111,854	Total Massachusetts			78,014,049

	Michigan – 2.7%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,835	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,859,621
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	4,953,586

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	923,391

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,471,646

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
5,455	5.000%, 11/01/26	11/16 at 100.00	BB–	4,440,752
3,750	5.250%, 11/01/31	11/16 at 100.00	BB–	2,890,238
3,840	5.250%, 11/01/36	11/16 at 100.00	BB–	2,810,304

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 16.807%, 5/01/29 – AGM Insured (IF) (5)	No Opt. Call	Aa2	5,254,382

2,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.416%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	2,464,800

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,890	5.650%, 11/01/25	11/15 at 100.00	B+	1,546,341
500	5.750%, 11/01/30	11/15 at 100.00	B+	385,310
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,773,694

6,550	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/14 at 100.00	B–	5,661,362

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured (4)	4/14 at 100.00	A	864,320

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,000	5.250%, 4/01/22 – SYNCORA GTY Insured (4)	4/14 at 100.00	Caa3	1,856,820
1,025	5.250%, 4/01/23 – SYNCORA GTY Insured (4)	4/14 at 100.00	Caa3	598,416

1,055	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	697,091

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,350,935

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
11,825	4.875%, 8/15/27	8/17 at 100.00	N/R	10,296,264
14,145	5.000%, 8/15/38	8/17 at 100.00	N/R	11,197,889

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	1,009,150

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,496,393

1,000	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/14 at 102.00	N/R	1,004,550

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/14 at 102.00	N/R	1,667,326

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,815	5.700%, 10/01/21	No Opt. Call	N/R	1,840,265
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,111,260
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	6,915,930

Nuveen Investments	57

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB+	$1,036,110

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,537,802

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,293,166

6,325	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	6,781,602

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	369,476

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,519,365
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	8,988,300

3,775	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/15 at 100.00	AA	3,784,551

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
2,900	7.900%, 10/01/21 (4)	4/14 at 100.00	Ca	1,566,116
10,500	8.000%, 10/01/31 (4)	4/14 at 100.00	Ca	5,670,420

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	902,530

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,496,301

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	843,630

3,585	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,217,143

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
290	7.250%, 4/01/20	No Opt. Call	BB	308,972
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,214,339
500	8.000%, 4/01/40	4/20 at 100.00	BB	528,085

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,317,641

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,084,872
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	9,674,560

14,715	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,040,464

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	9,865,917

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
990	5.500%, 5/01/27	5/22 at 100.00	BBB–	932,422
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,192,429

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,392,345

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
560	5.000%, 11/01/15	No Opt. Call	BB	561,266
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,655,487
685	6.750%, 5/01/21	No Opt. Call	BB	707,536
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,314,493
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,124,290
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,673,818
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	5,556,363
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,606,081

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	$2,190,784
222,600	Total Michigan			198,290,712

	Minnesota – 1.0%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,029,460

12,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	14,220,827

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,155,340

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	425,315
1,550	6.000%, 11/01/37	11/15 at 100.00	N/R	1,476,313

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	994,960

2,260	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/14 at 100.00	B2	2,262,305

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	974,000
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,015,020

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	595,980

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,512,585

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,515,774

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,523,873

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	830,210

460	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	445,091

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,774,817
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,859,920

8,300	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,494,967

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	871,260

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/13 at 100.00	N/R	1,600,512

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	BB+	400,532
500	6.000%, 9/01/36	9/14 at 102.00	BB+	486,630

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,285,128

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,045,182

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	816,355
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,139,238

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,371,090
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	674,472

Nuveen Investments	59

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
$1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	$1,464,358
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	2,991,960
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,164,721

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,004,790
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,303,008
69,915	Total Minnesota			70,725,993

	Mississippi – 0.0%

1,592	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,172,635

	Missouri – 0.8%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	251,528
600	5.625%, 3/01/25	3/16 at 100.00	N/R	563,322

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	207,448
600	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	622,902

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	551,868
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,264,970

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,542,245

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,273,857

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,593,017

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,270	5.150%, 6/01/16	6/14 at 102.00	N/R	1,303,338
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	3,050,460

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (12)	4/16 at 100.00	N/R	12,842,700

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,509,105

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,455	5.000%, 5/01/35	5/20 at 100.00	N/R	1,301,512
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,114,570

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,170,162
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	2,845,630

8,965	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,706,539

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/14 at 100.00	N/R	1,332,564

1,962	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	4/14 at 100.00	N/R	1,673,194

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,774,113

1,356	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	3/14 at 100.00	N/R	1,148,749

1,354	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	3/14 at 100.00	N/R	1,100,044

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (13)	No Opt. Call	N/R	$1,252,749

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	504,605
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	990,600

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,979,460

1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	1,266,962
73,428	Total Missouri			59,738,213

	Montana – 0.1%

7,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	B+	7,017,710

	Nebraska – 0.2%

11,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	11,267,470

	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.245%, 1/01/36 (IF)	1/20 at 100.00	A+	5,770,480

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.203%, 1/01/18 (IF)	No Opt. Call	A+	1,132,797

1,540	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,487,840

4,995	Henderson Local Improvement Districts T-18, Nevada, Limited Obligation Improvement Bonds, Inspirada Series 2006, 5.300%, 9/01/35	3/14 at 100.00	N/R	3,711,385

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,394,200

	Las Vegas, Nevada, Local Improvement and Refunding Bonds, Special Improvement District 808 and 810 Summerlin Village 23B, Series 2007:
4,610	5.875%, 6/01/21	12/13 at 103.00	N/R	4,669,746
11,770	6.125%, 6/01/31	12/13 at 103.00	N/R	11,145,719

325	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/24	6/23 at 103.00	N/R	327,353

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
495	6.000%, 8/01/27	4/15 at 102.00	N/R	465,389
2,465	6.150%, 8/01/37	4/15 at 102.00	N/R	2,159,587

1,900	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 4.500%, 10/01/36 – NPFG Insured	10/16 at 100.00	A	1,472,785

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,293,829

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,785	6.500%, 9/01/20	9/18 at 100.00	N/R	1,882,104
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	2,006,280

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,090	6.500%, 6/15/20	6/18 at 100.00	B2	6,307,535
25,590	6.750%, 6/15/28	6/18 at 100.00	B2	25,121,959
76,225	Total Nevada			74,348,988

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
320	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	190,163
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	A	277,593
330	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	165,003

Nuveen Investments	61

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	$200,386
1,360	Total New Hampshire			833,145

	New Jersey – 2.4%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/31/49 (14)	No Opt. Call	N/R	317,909

8,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	7,245,799

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	874,240

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	BB+	2,111,469
4,120	5.650%, 8/01/43	8/23 at 100.00	BB+	3,550,616
2,395	5.750%, 8/01/47	8/23 at 100.00	BB+	2,052,491

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/13 at 100.00	N/R	934,130

10,015	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (4)	5/14 at 100.00	N/R	10,515,750

20,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B	19,151,000

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/13 at 100.00	B	706,278

9,425	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	8,707,192

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.200%, 11/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	2,000,020

1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	B	914,840

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,584,405

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,176,832

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	17.856%, 7/01/38 (Pre-refunded 1/01/14) – AGC Insured (IF) (5)	1/14 at 100.00	AA– (6)	1,589,175
5,000	18.351%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	5,671,000
1,250	18.351%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	1,417,750
1,815	18.327%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA–	2,058,228

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,396,941

25,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	24,712,629

2,715	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,745,517

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,461,950

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.606%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	1,868,356

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	44,823,990

34,935	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	25,430,584
193,112	Total New Jersey			178,019,091

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.3%

$990	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	$919,235

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,536,289
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,492,846

3,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	2,905,950

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,210	5.500%, 9/01/16 (4)	No Opt. Call	N/R	978,224
1,655	5.750%, 9/01/21 (4)	9/16 at 100.00	N/R	1,335,552
9,050	6.000%, 9/01/32 (4)	9/16 at 100.00	N/R	7,318,463

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	4,414,926

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,194,689
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,384,802
28,735	Total New Mexico			25,480,976

	New York – 2.8%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	BBB–	6,940,202
3,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,018,063
6,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	7,161,750

1,125	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 5.250%, 4/01/35	1/23 at 100.00	BB+	1,036,676

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	484,805

2,000	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	2,077,660

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
9,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	10,804,409
12,600	8.000%, 8/01/28 (Alternative Minimum Tax)	8/16 at 101.00	N/R	13,784,148
11,800	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	12,800,522

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (15)	No Opt. Call	N/R	1,018,185
12,570	5.750%, 10/01/27 (16)	10/17 at 100.00	N/R	5,277,766
28,560	5.750%, 10/01/37 (16)	10/17 at 100.00	N/R	11,991,487
61,500	5.875%, 10/01/46 (17)	10/17 at 102.00	N/R	25,822,005

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	969,350
9,130	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	8,355,776
3,875	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	3,367,956

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured (5)	3/19 at 100.00	AA–	4,903,254

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax) (4)	2/14 at 100.00	N/R	212,000
430	5.400%, 7/01/20 (Alternative Minimum Tax) (4)	2/14 at 100.00	N/R	455,800

22,805	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	20,924,272

2,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/13 at 100.00	BB	2,009,480

8,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	9,046,720

Nuveen Investments	63

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
$1,865	5.000%, 5/15/20 (Alternative Minimum Tax)	11/13 at 100.00	B	$1,841,464
5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	4,737,414

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.253%, 6/15/15 (IF)	No Opt. Call	AA+	436,755

1,970	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 1217, 22.463%, 6/15/43 (IF) (5)	6/21 at 100.00	AA+	2,336,006

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190:
2,170	22.502%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	2,483,153
3,750	18.130%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	4,182,750
2,000	18.130%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	2,230,800

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.315%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	1,184,480
1,875	18.315%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	2,220,900

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 1217:
400	22.612%, 6/15/45 (WI/DD, Settling 11/07/13) (IF)	6/22 at 100.00	AA+	472,040
1,600	22.612%, 6/15/47 (WI/DD, Settling 11/07/13) (IF)	6/23 at 100.00	AA+	1,908,800

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.866%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	1,964,384

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	16,958,080

1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,005,000

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/14 at 100.00	N/R	94,019

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	879,420
3,230	5.000%, 6/01/34	6/16 at 100.00	B	2,455,995

4,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	6/15 at 100.00	BB+	3,025,960

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/14 at 100.00	B+	1,000,620
275,275	Total New York			201,880,326

	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,306,605

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	709,395
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,094,407

3,410	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	1/14 at 100.00	N/R	3,283,694

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.953%, 1/15/19 (IF)	No Opt. Call	AA–	1,695,944

1,900	Durham Housing Authority, North Carolina, Multifamily Housing Revenue Bonds, JFK Towers Project, Series 2012A, 5.000%, 12/01/35	No Opt. Call	A–	1,862,589

2,315	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	2,327,038

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,108,145

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,047,610

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
$2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	$2,683,576
1,155	5.600%, 10/01/36	10/16 at 100.00	N/R	1,077,419
25,115	Total North Carolina			24,196,422

	North Dakota – 0.1%

10,130	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	9,953,231

	Ohio – 3.2%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 3352, 17.939%, 5/01/35 (IF) (5)	5/22 at 100.00	AA–	2,534,400

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,005,241

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.125%, 6/01/24 (WI/DD, Settling 11/01/13)	6/17 at 100.00	B–	2,564,100
59,465	5.875%, 6/01/30	6/17 at 100.00	B	48,434,837
65,150	5.750%, 6/01/34	6/17 at 100.00	B	51,012,450
16,080	6.000%, 6/01/42	6/17 at 100.00	BB+	12,633,574
12,050	5.875%, 6/01/47	6/17 at 100.00	B	9,360,561

24,970	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	20,477,647

2,650	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,772,563

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
745	5.000%, 12/01/22	12/16 at 100.00	N/R	750,573
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	897,700

3,570	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	3,552,150

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,614,825

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.620%, 5/01/29 (IF)	5/19 at 100.00	A+	2,437,207

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,695,911
3,420	5.000%, 2/15/44	2/23 at 100.00	BB+	2,721,499

17,820	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	14,367,197

7,470	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	3/14 at 100.00	CCC+	7,106,958

7,192	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	2/14 at 100.00	CCC+	7,165,965

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/14 at 102.00	N/R	2,290,226
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/16 at 100.00	N/R	7,584,830

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2013D:
87	10.635%, 8/01/25 (Alternative Minimum Tax) (7)	3/14 at 100.00	N/R	—
299	10.820%, 8/01/34 (Alternative Minimum Tax) (7)	3/14 at 100.00	N/R	—

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/16 at 100.00	N/R	4,658,568

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	514,035

Nuveen Investments	65

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,240	5.750%, 12/01/32	12/22 at 100.00	N/R	$2,174,256
7,500	6.000%, 12/01/42	12/22 at 100.00	N/R	7,308,375

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/14 at 100.00	CCC+	10,696,919

1,805	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB+	1,740,038

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	BB	491,299

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	388,925
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	609,040

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
315,253	Total Ohio			232,561,919

	Oklahoma – 1.4%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	8,812,212

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,433,150

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,363,271
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,187,083

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	7,940,999
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	11,348,142

29,887	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/13 at 100.00	N/R	29,489,802

15,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 5.500%, 6/01/35 (WI/DD, Settling 11/04/13) (Alternative Minimum Tax)	6/23 at 100.00	N/R	14,183,275

14,555	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	15,216,961

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,076,451
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,444,168
101,247	Total Oklahoma			99,495,514

	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,686,890

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A2	1,067,157
2,670	8.250%, 1/01/38	1/19 at 100.00	A2	3,155,753

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/14 at 100.00	N/R	442,575
130	5.000%, 10/01/21	1/14 at 100.00	N/R	113,174
735	5.350%, 10/01/31	1/14 at 100.00	N/R	541,680

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,641,120

4,340	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013, 5.000%, 10/01/31	10/23 at 100.00	BBB–	4,024,482

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	12/13 at 100.00	CCC+	8,270,992

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	2,479,752

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	$824,551
25,475	Total Oregon			25,248,126

	Pennsylvania – 2.9%

3,825	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB–	3,943,116

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	7,717,200

5,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	3,973,150

305	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Waynesburg College, Refunding Series 2006, 4.800%, 5/01/36 – RAAI Insured	5/16 at 100.00	BBB+	289,939

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	524,035
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,634,300

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,918,943

1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	1,279,355

8,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	Baa2	7,189,680

4,805	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,288,030

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB	1,227,220
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB	887,740

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
925	5.125%, 10/15/15	No Opt. Call	N/R	942,668
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,945,685
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	11,631,656

5,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	4,328,250

	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A:
1,100	5.000%, 8/01/35	8/23 at 100.00	Baa3	1,009,734
1,075	5.000%, 8/01/45	8/23 at 100.00	Baa3	945,140

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,313,689
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,240,135

2,500	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,508,500

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	952,030

4,125	Latrobe Industrial Development Authority, Pennsylvania, College Revenue Bonds, Saint Vincent College Project, Series 2013, 5.000%, 5/01/43	5/23 at 100.00	Baa1	3,701,445

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	498,380

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.428%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,776,772

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
750	6.000%, 2/01/21	2/15 at 100.00	N/R	760,275
10,500	6.250%, 2/01/35	2/15 at 100.00	N/R	10,341,135

Nuveen Investments	67

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 1192:
$945	17.993%, 2/15/31 (IF) (5)	8/23 at 100.00	Aa1	$1,311,745
1,340	18.023%, 2/15/32 (IF) (5)	8/23 at 100.00	Aa1	1,815,191
1,410	18.009%, 2/15/33 (IF) (5)	8/23 at 100.00	Aa1	1,876,216
1,480	18.040%, 2/15/34 (IF) (5)	8/23 at 100.00	Aa1	1,940,339

1,190	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	4/14 at 100.00	N/R	1,000,464

15	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (Alternative Minimum Tax)	4/14 at 100.00	N/R	12,922

1,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/36	No Opt. Call	BBB–	876,890

965	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	667,346

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/13 at 100.00	CCC+	48,626,698

3,120	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/14 at 100.00	N/R	3,077,131

2,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	2,437,050

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,001,460

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B–	2,308,981

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.370%, 2/15/19 (IF)	No Opt. Call	AA–	1,540,195
750	20.872%, 2/15/19 (IF)	No Opt. Call	AA–	934,538

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	920,700

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	3,427,124

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
440	5.800%, 5/01/16	No Opt. Call	BBB–	459,356
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,408,304
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	988,713

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Russell Byers Charter School, Series 2007A, 5.250%, 5/01/37	5/17 at 100.00	BBB–	876,560

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	No Opt. Call	BB+	872,330
28,355	5.625%, 7/01/42	7/22 at 100.00	BB+	24,047,875

3,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23 (WI/DD, Settling 12/02/13)	No Opt. Call	BB+	3,505,845

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/14 at 100.00	N/R	489,860

90	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	N/R	79,968

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	3/14 at 100.00	A	463,776

5,405	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	5,210,474

7,215	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	6,592,490

1,250	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	1,134,300

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,355	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	$1,306,233

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	BBB+	526,626
224,205	Total Pennsylvania			213,505,902

	Rhode Island – 0.3%

6,850	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	7,555,002

8,020	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	8,551,245

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.391%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,507,526

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,668,823
18,870	Total Rhode Island			20,282,596

	South Carolina – 0.5%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	603,611

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	2,595,414

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	6,973,471

3,815	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,398,364

2,510	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,501,943

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,515	5.250%, 10/01/26	11/16 at 100.00	N/R	2,206,862
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	3,590,708

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	1,080,618
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	916,690

15,700	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	14,528,937
51,208	Total South Carolina			38,396,618

	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
1,250	19.106%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	1,356,150
250	19.106%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	271,230
2,905	19.098%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	3,151,576
4,405	Total South Dakota			4,778,956

	Tennessee – 1.0%

2,545	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3365, 18.195%, 7/01/33 (WI/DD, Settling 11/14/13) (IF)	1/23 at 100.00	A+	2,599,412

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	BB+	4,961,978
2,000	5.125%, 10/01/35	10/15 at 100.00	BBB–	1,840,600

4,265	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,275,236

Nuveen Investments	69

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
$1,500	5.500%, 11/01/37 (4)	11/17 at 100.00	N/R	$3,600
19,500	5.500%, 11/01/46 (4)	11/17 at 100.00	N/R	46,800

51,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	52,785,648

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	8,921,124
98,415	Total Tennessee			75,434,398

	Texas – 8.9%

225	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB	230,695

1,500	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BB+	1,546,605

26,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	26,438,389

7,705	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/14 at 100.00	N/R	7,725,341

8,395	Austin, Texas, Estancia Hill Country, Public Improvement District, Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,378,546

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB+	1,675,019
3,525	7.750%, 8/15/41	8/21 at 100.00	BB+	3,793,816

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	2/14 at 100.00	Baa1	1,342,914

6,080	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/14 at 100.00	CC	91,139

3,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	50,966

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	C	67,455

12,725	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/14 at 100.00	CC	190,748

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	125,166

55,305	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	829,022

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,629,006

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	Baa2	996,644
4,000	0.000%, 1/01/29	No Opt. Call	Baa2	1,673,320

23,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	Baa3	23,922,530

2,335	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	2,030,633

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
90	7.750%, 2/15/18	No Opt. Call	B+	92,095
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	7,770,000

29,135	Dallas-Fort. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000-A2, 9.000%, 5/01/29 (Mandatory put 5/01/15) (Alternative Minimum Tax)	No Opt. Call	N/R	33,504,959

16,525	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	11/13 at 100.00	N/R	18,673,085

63,620	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (4)	5/14 at 100.00	N/R	69,345,164

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$52,460	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (4)	5/15 at 101.00	N/R	$60,328,475

13,150	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax) (4)	11/13 at 100.00	N/R	14,201,869

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,348,546

5,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	5,042,728

4,760	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	4,893,042

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,045,060
6,285	6.375%, 9/01/42	9/23 at 100.00	N/R	6,308,066

3,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	3,296,738

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/14 at 100.00	BB+	2,531,999

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	916,095
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	8,895,142

3,846	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	4/14 at 100.00	N/R	3,792,701

42,355	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 (WI/DD, Settling 11/29/13) – NPFG Insured	11/13 at 100.00	A	42,352,035

125	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/22 – NPFG Insured	No Opt. Call	A	74,096

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	A	1,043,869
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	A	7,803,564
4,920	0.000%, 11/15/26	No Opt. Call	A	2,256,066
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	A	2,130,450
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A	4,771,557
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	A	3,849,729
2,785	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	A	941,107
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	A	1,557,900
1,375	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	A	397,911
180	0.000%, 11/15/33	11/31 at 88.44	A	48,335
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	A	511,301
35	0.000%, 11/15/35	11/31 at 78.18	A	7,983
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A	877,510
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	A	297,192
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	A	347,168
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	A	187,422
9,445	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	A	1,454,530
5,460	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	784,657

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
95	5.250%, 11/15/22 – NPFG Insured	11/13 at 100.00	A	95,030
2,960	5.250%, 11/15/30 (WI/DD, Settling 11/15/13) – NPFG Insured	11/13 at 100.00	A	2,959,822
1,705	5.375%, 11/15/41 – NPFG Insured	11/13 at 100.00	A	1,704,898
300	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	50,457

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	A	31,158
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	A	175,081
1,220	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	A	327,607
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	A	52,978
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A	126,590
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	A	1,798,800
17,675	0.000%, 11/15/39	11/24 at 41.26	A	2,931,575

Nuveen Investments	71

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
$30	5.250%, 11/15/30 – NPFG Insured	11/13 at 100.00	A	$29,998
180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A	49,696
36,660	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A	7,552,327
750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A	134,422

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,685,405

8,590	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,565,213

6,445	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,492,242

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 6.750%, 7/01/29 (Alternative Minimum Tax)	1/14 at 100.00	B	6,999,370

2,540	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/14 at 100.00	B	2,531,567

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B	7,026,250

3,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/14 at 100.00	B	3,956,820

11,320	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	11,663,336

4,580	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	2/14 at 100.00	N/R	3,790,271

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	4,841,595

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	1,440,375

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.436%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	15,096,595

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	18,293,078

9,400	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	9,427,354

14,375	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	13,729,850

4,500	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	4,795,020

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	89,115

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/14 at 100.00	CC	14,990

2,900	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,645,786

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,217,843

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BB+	1,439,856

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	111,126

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
4,180	5.000%, 12/15/28	No Opt. Call	A3	4,149,820
2,000	5.000%, 12/15/29	No Opt. Call	A3	1,973,940
1,750	5.000%, 12/15/30	No Opt. Call	A3	1,718,360
3,015	5.000%, 12/15/31	No Opt. Call	A3	2,941,042
36,890	5.000%, 12/15/32	No Opt. Call	A3	35,779,611

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	$2,055,496

3,660	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	3,861,263

6,665	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	7,205,398

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	9,681,080
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,065,995
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,381,032

3,515	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,450,219

850	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.875%, 12/01/36	12/17 at 100.00	BBB–	862,818

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	5,950,505

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/14 at 100.00	CC	14,690

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
1,405	5.250%, 11/01/27	11/17 at 100.00	Baa2	1,404,536
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,404,988
5,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,081,346
837,226	Total Texas			651,273,735

	Utah – 0.7%

575	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/13 at 100.00	N/R	575,293

2,300	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,419,738

890	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	743,906

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,069,373
9,195	5.700%, 11/15/36	11/16 at 100.00	N/R	7,949,537

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,410,135

6,070	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	5,368,611

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	1,929,920

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,770,257
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,709,572

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,930	6.250%, 6/15/28	6/17 at 100.00	N/R	1,835,855
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	2,755,415

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,080	8.000%, 7/15/30	7/18 at 102.00	N/R	2,222,126
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,149,487

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,497,895

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,375	5.750%, 7/15/22	7/15 at 102.00	N/R	1,345,437
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,434,712
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,086,286

Nuveen Investments	73

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$3,300	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	$3,170,343
56,775	Total Utah			54,443,898

	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,353,336

	Virginia – 1.3%

164	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/14 at 100.00	N/R	164,561

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,353	6.250%, 3/01/18 (18)	3/14 at 102.00	N/R	1,516,414
5,744	6.600%, 3/01/25 (19)	3/14 at 102.00	N/R	3,702,870
3,423	6.750%, 3/01/34 (20)	3/14 at 102.00	N/R	2,207,116

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	2,621,625
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	7,430,265

11,300	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	10,836,248

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	4,875,024
4,000	5.000%, 12/01/47	12/23 at 100.00	N/R	3,434,920

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/13 at 100.00	BB–	259,971

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–	1,208,609
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–	1,673,447

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	3,601,365

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
6,217	6.250%, 9/01/24	9/17 at 100.00	N/R	6,458,841
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,281,806
8,360	6.450%, 9/01/37	9/17 at 100.00	N/R	8,625,430

17,350	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/42	No Opt. Call	BBB–	2,591,916

4,340	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	4,161,235

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	710,224

42,900	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	27,619,449
140,832	Total Virginia			94,981,336

	Washington – 1.5%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (5)	6/19 at 100.00	AA	1,706,187

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.403%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	3,089,600
750	19.403%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	926,880

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,060,216

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
$1,615	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	$1,415,031
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,934,394

2,315	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,675,399

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	B+	6,043,636

2,065	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,677,627

7,670	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	7,060,465

1,615	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,398,945

1,510	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730, 18.133%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	1,500,578

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
1,750	17.915%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	1,778,140
3,685	17.909%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	3,744,218

2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 18.015%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	2,540,200

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	BBB–	1,606,960
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	BBB–	1,795,357
3,550	4.500%, 12/01/26 – RAAI Insured	12/16 at 100.00	BBB–	3,306,505
27,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	BBB–	24,601,433
2,380	5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB–	2,167,466

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095, 17.443%, 8/15/42 (IF) (5)	8/22 at 100.00	AA–	1,117,845

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	19.172%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,096,700
1,520	18.945%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	1,699,573

14,301	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	12,385,136

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	1,995,831
14,225	6.750%, 10/01/47	No Opt. Call	N/R	13,139,206

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,314,918
114,086	Total Washington			106,778,446

	West Virginia – 0.7%

8,000	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	7,173,600

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,341,193

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	370,260

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,749,135

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,165	6.500%, 10/01/38	10/18 at 100.00	N/R	12,769,655
22,435	6.750%, 10/01/43	10/18 at 100.00	N/R	22,319,011
48,965	Total West Virginia			47,722,854

Nuveen Investments	75

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 1.6%

$450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	$491,148

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	8,080,122

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (4)	8/15 at 102.00	N/R	89,889

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	688,664
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	518,680

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
2,475	5.500%, 4/01/32	No Opt. Call	BB+	2,322,317
4,250	5.750%, 4/01/42	No Opt. Call	BB+	3,942,385

1,000	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	966,720

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	N/R	1,021,372
3,275	6.200%, 10/01/42	10/22 at 100.00	N/R	3,004,485

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 1191, 18.399%, 4/15/35 (IF) (5)	4/23 at 100.00	A	2,547,800

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,292,718

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.039%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	3,017,080

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 19.201%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,061,654

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A	1,064,750
3,925	6.000%, 5/01/41	5/21 at 100.00	A	4,225,145

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	513,410

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
9,750	13.987%, 8/15/30 (IF)	8/16 at 100.00	A–	9,847,110
3,535	14.472%, 8/15/31 (IF)	8/16 at 100.00	A–	3,568,335
3,750	14.481%, 8/15/34 (IF)	8/16 at 100.00	A–	3,645,600

35,655	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	37,060,520

25,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20	12/13 at 100.00	N/R	25,014,750
113,545	Total Wisconsin			113,984,654
$8,911,592	Total Municipal Bonds (cost $7,514,642,574)			7,381,819,876

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Containers & Packaging – 0.0%

10,846	Rock-Tenn Company (21)			$1,160,630
	Total Common Stocks (cost $—)			1,160,630

76	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$63	Las Vegas Monorail Company, Senior Interest Bonds (7), (22)	5.500%	7/15/19	N/R	$11,394

18	Las Vegas Monorail Company, Senior Interest Bonds (7), (22)	3.000%	7/15/55	N/R	2,411
$81	Total Corporate Bonds (cost $3,218)				13,805

	Total Long-Term Investments (cost $7,514,645,792)				7,382,994,311
	Borrowings – (0.7)% (23)				(50,000,000)
	Floating Rate Obligations – (2.1)%				(157,157,000)
	Other Assets Less Liabilities – 2.3% (24)				167,402,716
	Net Assets – 100%				$7,343,240,027

Investments in Derivatives as of October 31, 2013

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (25)	Current Credit Spread (26)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (24)
Goldman Sachs	Texas Competitive Electric Holdings Company LLC	Buy	50.5-55.5%	$2,000,000	5.000%	9/20/14	$1,773,333	$648,333

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (27)	Termination Date	Unrealized Appreciation (Depreciation) (24)
Barclays PLC	$100,000,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$19,064,126

Nuveen Investments	77

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.80% to 4.35%.

(9)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 4.700%.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(12)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.000% to 2.800%.

(13)	On February 8, 2011, the Fund’s Adviser directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian will resume accruing income at an annual interest rate of 4.50%.

(14)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(15)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

(16)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(17)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(18)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(19)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(20)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(21)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(22)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(23)	Borrowings as a percentage of Total Investments is 0.7%.

(24)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(25)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(26)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(27)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

78	Nuveen Investments

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.3%

	MUNICIPAL BONDS – 96.3%

	Alabama – 3.5%

$2,925	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	1/14 at 100.00	B2	$2,927,982

1,360	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	1/14 at 100.00	B2	1,361,387

190	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	200,954

555	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	522,499

2,000	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB–	2,012,400

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	CC	41,919
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	CC	87,445

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	A	462,600
100	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	A	92,028

500	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	A	476,730

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,895	5.250%, 1/01/14	No Opt. Call	B	1,895,000
3,715	5.250%, 1/01/15	1/14 at 100.00	B	3,707,050
300	5.250%, 1/01/16	1/14 at 100.00	B	299,394
275	5.250%, 1/01/18 – AGM Insured	1/14 at 100.00	AA–	272,833
150	5.250%, 1/01/19 – AGM Insured	1/14 at 100.00	AA	149,990
1,000	5.250%, 1/01/20	1/14 at 100.00	B	995,870
1,785	5.250%, 1/01/23	1/14 at 100.00	B	1,782,161
1,000	5.000%, 1/01/24	1/14 at 100.00	B	998,670
18,395	Total Alabama			18,286,912

	Alaska – 0.1%

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
490	5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	A+	545,978
230	5.000%, 8/01/21 – FGIC Insured	8/17 at 100.00	A+	255,390
720	Total Alaska			801,368

	Arizona – 1.9%

2,625	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	2,477,026

75	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A, 5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	75,605

350	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	346,609

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	157,476

1,000	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (Alternative Minimum Tax)	4/14 at 100.00	Caa2	988,080

360	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	354,798

Nuveen Investments	79

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
$1,240	4.000%, 7/01/19	No Opt. Call	Baa3	$1,245,754
750	4.500%, 7/01/20	No Opt. Call	Baa3	762,053

960	Quail Creek Community Facilities District, Arizona, General Obligation Bonds, Series 2006, 5.150%, 7/15/16	No Opt. Call	N/R	990,096

55	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/21	No Opt. Call	A–	61,426

996	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	1,012,992

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,103,800
500	5.000%, 8/01/20	No Opt. Call	Baa1	549,975
10,061	Total Arizona			10,125,690

	California – 12.0%

475	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2009B, 6.375%, 8/01/34	8/14 at 100.00	A+	491,554

150	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	161,763

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA–	215,960

2,375	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	9/14 at 100.00	Baa3	2,394,784

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.471%, 4/01/36 (IF) (4)	10/26 at 100.00	AA	981,120

315	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 2.375%, 9/01/17	No Opt. Call	N/R	313,816

2,120	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B2	2,047,899

150	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 4.250%, 2/01/15	No Opt. Call	BBB	155,552

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	940,939

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	55,749

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	182,282

500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 4.000%, 7/01/15	No Opt. Call	Baa2	518,685

750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	777,540

1,300	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,306,721

1,085	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 5.250%, 1/01/16	No Opt. Call	N/R	1,100,320

1,255	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB–	1,276,636

300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	306,204

2,530	Emeryville Public Financing Authority, California, Revenue Bonds, Redevelopment Projects, Series 2001A, 5.125%, 9/01/31 – NPFG Insured	3/14 at 100.00	A	2,530,759

550	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/14 at 100.00	A	502,970

2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28 – NPFG Insured	1/14 at 101.00	A	2,009,420

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
100	5.375%, 1/15/14 – NPFG Insured	No Opt. Call	A	100,238
75	5.000%, 1/15/16 – NPFG Insured	1/14 at 100.00	A	75,120
11,520	0.000%, 1/15/30	1/14 at 38.53	BBB–	4,053,658

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$100	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2002A, 5.300%, 2/01/14 – NPFG Insured	No Opt. Call	A+	$101,219

1,020	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,123,295

7,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	5,986,960

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
150	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	162,177
590	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	591,180

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	883,377

1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	No Opt. Call	BBB	1,031,870

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2003A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	BBB	104,261

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	239,260

95	Industry Public Facilities Authority, California, Tax Allocation Revenue Bonds Series 2007, 4.000%, 5/01/16 – NPFG Insured	11/13 at 100.38	A	95,516

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
845	5.000%, 6/01/21	6/17 at 100.00	B	786,273
2,310	4.625%, 6/01/21	6/17 at 100.00	B	2,097,619

635	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	670,274

1,000	Lee Lake Public Financing Authority, California, Senior Lien Revenue Bonds, Refunding Series 2013A, 5.000%, 9/01/20	No Opt. Call	BBB	1,096,790

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
130	4.250%, 11/15/16	No Opt. Call	A	139,117
405	5.250%, 11/15/19	No Opt. Call	A	458,205
500	5.250%, 11/15/21	No Opt. Call	A	556,675

1,190	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20	9/19 at 100.00	N/R	1,184,264

1,965	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,694,557

200	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013, 2.500%, 9/01/18	No Opt. Call	N/R	197,426

750	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 4.500%, 7/01/25 – FGIC Insured	7/14 at 101.00	A2	753,308

300	Oceanside, California, Special Tax Bonds, Community Facilities District 2000-1 Ocean Ranch Corporate Center, Series 2013A, 4.000%, 9/01/21	No Opt. Call	N/R	306,060

250	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.250%, 11/01/20 – NPFG Insured	11/14 at 102.00	A+	261,698

650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Baa3	697,613

1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	1,036,110

2,580	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 4.000%, 9/01/18	No Opt. Call	N/R	2,663,489

300	Rancho Cucamonga, California, Community Facilities District 2003-01 Improvement Area 1 Special Tax Refunding Bonds, Series 2013, 4.000%, 9/01/19	No Opt. Call	N/R	307,524

140	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	138,141

	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007:
10	5.000%, 2/15/16	No Opt. Call	A	10,725
50	5.000%, 2/15/18	No Opt. Call	A	55,143
125	5.000%, 2/15/20	No Opt. Call	A	137,975

100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa2	107,132

Nuveen Investments	81

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,425	San Fernando Redevelopment Agency, California, Tax Allocation Bonds, Civic Center Redevelopment Project 3, Series 2006, 4.500%, 9/15/17	9/16 at 100.00	BBB+	$1,464,159

155	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 5.250%, 1/15/30 – NPFG Insured	1/14 at 100.00	A	149,577

65	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 1993, 6.000%, 8/01/15 – NPFG Insured	No Opt. Call	A	69,523

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
160	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	A	168,210
100	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	A	104,549

520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005B, 5.000%, 8/01/14 – AMBAC Insured	No Opt. Call	BBB	535,818

2,135	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	2,219,845

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	271,030

500	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/13	No Opt. Call	Baa1	500,055

2,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.632%, 11/01/38	No Opt. Call	A	1,499,580

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA–	212,416

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA–	142,054

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	1/14 at 100.00	A	100,076

200	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012, 3.125%, 9/01/16	No Opt. Call	N/R	204,620

5,020	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	4,678,386

	Tustin, California, Community Facilities District 04-1, Tustin Legacy/John Laing Homes, Special Tax Refunding Bonds, Series 2013:
360	4.000%, 9/01/20	No Opt. Call	BBB+	381,085
380	4.000%, 9/01/21	No Opt. Call	BBB+	397,499
300	4.000%, 9/01/22	No Opt. Call	BBB+	310,146
300	4.000%, 9/01/23	No Opt. Call	BBB+	305,940

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A	380,446

1,040	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/21	7/17 at 100.00	Baa1	1,090,646
72,135	Total California			63,360,582

	Colorado – 3.3%

500	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	492,510

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
25	5.000%, 6/15/15	No Opt. Call	BBB–	26,162
75	5.000%, 6/15/16	No Opt. Call	BBB–	79,822

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	504,060

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	578,303

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	N/R	52,133

75	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 4.000%, 12/01/13 – RAAI Insured	No Opt. Call	N/R	75,074

960	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	1,009,133

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	A	$189,684

225	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	238,577

270	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	A	286,292

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007CD-2, 1.810%, 9/01/17 (Mandatory put 8/31/17) – NPFG Insured	3/17 at 100.00	A	3,018,148

145	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	143,460

445	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	458,052

1,500	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	6/14 at 100.00	N/R	1,509,735

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	1,603,530

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–	102,754

4,705	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.250%, 12/15/21	12/16 at 100.00	N/R	4,582,152

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
250	5.750%, 11/15/18	No Opt. Call	A	279,628
1,395	6.125%, 11/15/23	No Opt. Call	A	1,640,939

500	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	469,380

85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	76,696
17,015	Total Colorado			17,416,224

	Connecticut – 0.8%

2,000	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	2,111,680

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	7/15 at 100.00	N/R	76,288

1,850	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/13 at 100.00	Ba1	1,851,647
3,925	Total Connecticut			4,039,615

	Delaware – 0.2%

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	851,190

	Florida – 11.6%

2,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP-70 Series 2011B-2, 7.125%, 11/15/16	No Opt. Call	N/R	2,012,320

1,625	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,638,520

900	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	904,239

1,660	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004A, 5.850%, 5/01/22	5/14 at 100.00	N/R	1,665,013

265	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Refunding Bonds, Health First, Inc. Project, Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	300,232

	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A:
160	5.000%, 4/01/20 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	180,115
580	5.000%, 4/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	648,144
605	5.000%, 4/01/22 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	676,499

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
120	5.500%, 10/01/17 – NPFG Insured	2/14 at 100.00	A	119,952
200	5.125%, 10/01/21 – NPFG Insured	2/14 at 100.00	A	189,272

Nuveen Investments	83

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
$65	6.000%, 6/01/16	No Opt. Call	A+	$73,294
95	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA–	106,049

425	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	A+	457,717

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
50	5.000%, 6/01/15	No Opt. Call	A+	53,437
130	5.000%, 6/01/16	No Opt. Call	A+	143,316
285	4.250%, 6/01/17	No Opt. Call	A+	313,985
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA–	290,225

50	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	2/14 at 100.00	B3	49,375

4,780	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	4,692,717

1,150	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,056,655

2,075	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	BBB	2,075,042

1,315	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	2/14 at 100.00	BBB	1,314,987

1,270	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,274,978

2,425	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	2,408,510

2,000	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,834,820

50	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	55,846

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	1,511,235

4,355	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25 (WI/DD, Settling 11/01/13)	6/23 at 100.00	N/R	4,370,460

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	Baa1	53,594

500	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	A	506,675

1,000	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23 (WI/DD, Settling 11/07/13)	No Opt. Call	N/R	1,009,050

1,170	Gateway Services Community Development District, Lee County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2003, 6.000%, 10/01/19	4/14 at 101.00	N/R	1,171,884

50	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/15	No Opt. Call	A–	53,111

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	374,718
390	3.000%, 5/01/20	No Opt. Call	A–	379,275
405	3.250%, 5/01/21	No Opt. Call	A–	391,542

1,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	1,062,720

200	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	200,874

5,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	4,829,800

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007:
$2,000	5.000%, 11/15/16	No Opt. Call	BB+	$2,085,160
1,000	5.000%, 11/15/22	5/17 at 100.00	BB+	1,008,200

790	Manatee County School Board, Florida, Certificates of Participation, Series 2011A, 4.500%, 7/01/18	No Opt. Call	A–	866,124

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	BBB+	289,820
305	4.200%, 5/01/20	No Opt. Call	BBB+	300,105

370	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.000%, 11/01/26	11/24 at 100.00	N/R	365,408

740	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	727,509

1,100	Orange County Health Facilities Authority, Florida, Revenue Bonds, Orlando Lutheran Towers, Refunding Series 2005, 5.375%, 7/01/20	7/15 at 100.00	N/R	1,101,232

1,305	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Conroy Road District, Refunding Series 2012, 5.000%, 4/01/19	No Opt. Call	A–	1,465,632

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21	No Opt. Call	BBB+	830,288

2,750	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-2, 7.400%, 11/01/19	No Opt. Call	N/R	2,764,768

715	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	699,513

1,995	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,973,993

1,745	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	1,708,093

10	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	10,615

1,260	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/18	No Opt. Call	N/R	1,213,871

1,140	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	1,104,683

220	University of Central Florida, Certificates of Participation, Athletic Association, Series 2005A, 5.000%, 10/01/14 – FGIC Insured	No Opt. Call	A	227,269

680	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	686,419

1,000	Village Center Community Development District, Lake County, Florida, Recreational Revenue Bonds, Series 2001A, 5.200%, 11/01/25 – NPFG Insured	5/14 at 100.00	A	1,003,610

110	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	A+	107,945
60,825	Total Florida			60,990,454

	Georgia – 1.7%

575	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	541,748

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	529,318

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
1,400	5.000%, 7/01/17	No Opt. Call	N/R	1,412,502
2,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,240,875

2,500	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012B, 3.000%, 7/01/18	7/14 at 100.00	N/R	2,186,125

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
120	5.000%, 3/15/14	No Opt. Call	A	121,698
380	5.000%, 3/15/20	No Opt. Call	A	419,908

Nuveen Investments	85

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$215	5.000%, 3/15/21	No Opt. Call	A	$237,695
795	5.000%, 3/15/22	No Opt. Call	A	867,417

215	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.125%, 9/15/17	No Opt. Call	A	237,154

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	139,625

67	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, International Paper Company Projects, Refunding Series 2003A, 5.100%, 8/01/14	No Opt. Call	BBB	68,419
9,452	Total Georgia			9,002,484

	Guam – 2.5%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
750	4.125%, 11/01/15	No Opt. Call	BBB+	783,698
500	5.000%, 11/01/16	No Opt. Call	BBB+	543,180
500	5.000%, 11/01/17	No Opt. Call	BBB+	548,425

1,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20	No Opt. Call	B+	1,051,680

500	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29	11/19 at 100.00	BB–	524,155

175	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.000%, 12/01/15	No Opt. Call	BBB+	186,197

660	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	712,701

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
2,250	5.000%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	2,361,735
3,250	5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–	3,419,000

3,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,937,420
12,585	Total Guam			13,068,191

	Hawaii – 0.8%

890	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 5.000%, 7/01/20	No Opt. Call	BB+	896,461

300	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB	281,208

3,000	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/13 at 100.00	B	2,885,910
4,190	Total Hawaii			4,063,579

	Idaho – 0.4%

750	Canyon County School District 131 Nampa, Idaho, General Obligation Bonds, Series 2006, 5.000%, 7/30/21 – NPFG Insured	No Opt. Call	A	802,688

1,275	Nez Pierce County, Idaho, Pollution Control Revenue Bonds, Potlach Corporation Project, Refunding Series 1996, 6.000%, 10/01/24	4/14 at 100.00	BB+	1,274,975
2,025	Total Idaho			2,077,663

	Illinois – 3.5%

1,315	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 3.730%, 6/15/23	12/13 at 100.00	N/R	1,314,435

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/14 at 100.00	A+	649,977

1,000	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	12/13 at 101.00	N/R	1,023,550

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA–	305,217

2,090	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	2,110,984

345	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	361,056

300	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/21	12/16 at 100.00	BBB+	306,420

200	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	5/15 at 100.00	N/R	203,600

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A:
$250	5.000%, 2/15/15	No Opt. Call	BB–	$252,250
2,000	5.375%, 2/15/25	2/15 at 100.00	BB–	1,905,440

100	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/19	4/16 at 100.00	Baa3	101,680

500	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	517,925

500	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	502,055

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,212,070

25	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 4.000%, 5/15/16 – AGM Insured	No Opt. Call	AA–	26,345

20	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	21,960

510	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	559,490

120	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	133,468

2,000	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/21 (4)	No Opt. Call	A–	2,069,240

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	A–	408,257

500	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	488,610

3,000	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/14 at 101.00	N/R	2,891,100

1,425	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	1,344,744
18,510	Total Illinois			18,709,873

	Indiana – 1.2%

1,500	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	1,477,395

1,380	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB	1,397,816

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB	1,012,910

365	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	373,169

620	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	635,810

750	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	796,598

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	533,390
6,115	Total Indiana			6,227,088

	Iowa – 2.8%

3,800	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	3,834,808

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
5,980	5.000%, 12/01/19	No Opt. Call	BB–	5,811,842
5,000	5.500%, 12/01/22	12/18 at 100.00	BB–	4,796,198

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BBB	128,830
60	4.000%, 9/01/17	No Opt. Call	BBB	63,415
14,965	Total Iowa			14,635,093

	Kansas – 1.5%

500	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Private Education Short-Term Loan Program, Series 2013A, 4.500%, 5/01/14	No Opt. Call	N/R	501,120

Nuveen Investments	87

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
$100	3.000%, 12/01/18	No Opt. Call	Baa1	$104,373
310	4.000%, 12/01/20	No Opt. Call	Baa1	327,744

500	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2013C, 4.250%, 5/01/14	No Opt. Call	N/R	501,975

3,305	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007, 5.250%, 5/15/22	5/17 at 100.00	N/R	3,260,250

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	2,909,130

25	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.200%, 4/01/20	No Opt. Call	BBB	27,793

145	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	172,343
7,885	Total Kansas			7,804,728

	Louisiana – 0.9%

135	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	154,763

1,520	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	2/14 at 100.00	BBB	1,519,939

310	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/14 –CIFG Insured	No Opt. Call	N/R	317,942

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	A	213,964

1,000	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	1,001,490

1,500	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.000%, 5/15/22	No Opt. Call	A	1,663,065
4,665	Total Louisiana			4,871,163

	Maryland – 0.2%

1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	4/14 at 100.00	B3	930,510

	Massachusetts – 2.6%

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	733,680

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,013,092
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,037,826
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,073,584

2,250	Massachusetts Development Finance Authority, Revenue Bonds, Eastern Nazarene College, Series 1999, 5.625%, 4/01/29	4/14 at 100.00	BB+	2,250,157

350	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 5.700%, 4/15/15	No Opt. Call	BBB	364,678

100	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	112,655

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	224,122

2,150	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	2,121,663

715	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	5/17 at 100.00	BBB+	786,007

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
610	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	610,098
1,205	5.000%, 1/01/21 – AMBAC Insured	1/14 at 100.00	N/R	1,181,478
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	209,990
2,395	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/14 at 100.00	N/R	2,203,496
14,070	Total Massachusetts			13,922,526

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 2.9%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A:
$795	4.750%, 7/01/18 – NPFG Insured	1/14 at 100.00	A	$776,596
1,255	4.750%, 7/01/25 – NPFG Insured	1/14 at 100.00	A	1,104,877

250	Detroit, Michigan, General Obligation Bonds, Series 1999A, 5.000%, 4/01/17 – AGM Insured (6)	4/14 at 100.00	AA–	243,178

1,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured (6)	4/14 at 100.00	A	943,330

	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B:
505	5.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	508,182
115	5.000%, 7/01/15 – NPFG Insured	No Opt. Call	A	115,622
2,000	5.500%, 7/01/22 – NPFG Insured	No Opt. Call	A	1,997,100

	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A:
195	5.250%, 7/01/19 – NPFG Insured	7/17 at 100.00	A	194,998
240	5.250%, 7/01/23 – AGC Insured	7/17 at 100.00	AA–	239,083

	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A:
1,245	5.500%, 7/01/15 – AGM Insured	No Opt. Call	AA–	1,263,339
105	5.000%, 7/01/15 – AGM Insured	1/14 at 100.00	AA–	104,861

310	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2006C, 5.000%, 7/01/17 – FGIC Insured	7/16 at 100.00	A	311,321

240	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	1/14 at 100.00	A	217,301

	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A:
70	5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	A	69,998
405	5.250%, 7/01/22 – NPFG Insured	7/16 at 100.00	A	399,707
65	5.250%, 7/01/23 – NPFG Insured	7/16 at 100.00	A	63,932

900	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	908,073

100	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/26 – NPFG Insured	1/14 at 100.00	A	96,003

500	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/14 – NPFG Insured	No Opt. Call	A	503,960

350	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 5.750%, 7/01/21 –BHAC Insured	No Opt. Call	AA+	370,773

	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2004B:
215	5.000%, 7/01/16 – NPFG Insured	No Opt. Call	A	214,974
940	5.000%, 7/01/17 – NPFG Insured	7/16 at 100.00	A	939,981

215	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	225,750

485	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	472,123

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	954,160

170	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	170,384

175	Taylor, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A	180,185

1,620	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/13 at 100.00	A	1,620,016
15,465	Total Michigan			15,209,807

	Minnesota – 0.9%

580	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	4/14 at 100.00	BB+	579,983

2,085	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	12/13 at 100.00	N/R	2,084,792

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	539,231

150	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.750%, 2/01/27	2/14 at 100.00	N/R	139,839

1,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,236,765
4,560	Total Minnesota			4,580,610

Nuveen Investments	89

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.2%

$1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	$1,039,240

	Missouri – 0.4%

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	508,410

200	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Refunding Series 2005, 4.100%, 6/01/21 – NPFG Insured	6/15 at 100.00	Baa1	201,552

665	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	A	717,881

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	494,865
1,865	Total Missouri			1,922,708

	Montana – 0.4%

2,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	B+	2,005,060

	Nebraska – 0.2%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
140	5.250%, 12/01/18	No Opt. Call	A	158,249
135	5.250%, 12/01/19	No Opt. Call	A	153,355
765	5.250%, 12/01/21	No Opt. Call	A	855,270
1,040	Total Nebraska			1,166,874

	Nevada – 1.0%

965	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012, 5.000%, 8/01/21	No Opt. Call	BBB–	977,217

100	Henderson Local Improvement Districts T-18, Nevada, Limited Obligation Improvement Bonds, Inspirada Series 2006, 5.150%, 9/01/21	3/14 at 101.00	N/R	88,960

90	Henderson, Nevada, Local Improvement District T-13 Cornerstone, Limited Obligation Refunding Bonds, Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	88,864

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
585	4.000%, 6/01/18	No Opt. Call	N/R	584,117
740	4.000%, 6/01/19	No Opt. Call	N/R	732,075
535	4.000%, 6/01/20	No Opt. Call	N/R	522,278

1,770	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	A	1,646,525

535	North Las Vegas, Nevada, General Obligation Bonds, Water and Sewer Series 2005B, 4.000%, 8/01/16 – AMBAC Insured	8/15 at 100.00	BBB+	533,181
5,320	Total Nevada			5,173,217

	New Hampshire – 0.2%

	Manchester Housing and Redevelopment Authority, New Hampshire, Meals and Rooms Tax Revenue Bonds, Series 2000A:
200	6.750%, 1/01/14 – ACA Insured	No Opt. Call	Caa1	199,920
75	6.750%, 1/01/15 – ACA Insured	1/14 at 100.00	Caa1	74,809

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
180	0.000%, 1/01/17 – ACA Insured	No Opt. Call	Caa1	145,917
780	0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	507,351

50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/14	No Opt. Call	BBB	50,848
1,285	Total New Hampshire			978,845

	New Jersey – 5.1%

4,405	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/21 –NPFG Insured	6/15 at 100.00	A	4,557,589

200	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 –NPFG Insured	6/15 at 100.00	A	207,848

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	$1,314,961

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
250	2.685%, 9/01/25 (IF) (4)	3/25 at 100.00	A+	234,300
1,000	3.822%, 9/01/27 (IF) (4)	3/23 at 100.00	A+	927,000

2,085	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	2,027,350

150	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A+	174,326

3,335	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/20	No Opt. Call	BB+	3,411,605

2,055	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	2,265,576

3,050	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB–	3,173,373

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset–Backed Bonds, Series 2007-1A:
381	4.500%, 6/01/23	6/17 at 100.00	B1	353,781
9,545	4.625%, 6/01/26	6/17 at 100.00	B1	8,244,398
27,771	Total New Jersey			26,892,107

	New Mexico – 1.1%

1,485	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	1,378,852

2,150	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB	2,300,522

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	CCC	2,342,355
5,970	Total New Mexico			6,021,729

	New York – 4.0%

100	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	BB	105,829

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	495,505
525	4.000%, 4/01/21	No Opt. Call	BBB–	518,936
545	4.000%, 4/01/22	No Opt. Call	BBB–	529,963

3,500	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	3,635,905

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,705	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,774,888
2,150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,332,277

150	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/16	No Opt. Call	BB	155,283

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
145	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	Ba1	149,156
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	Ba1	76,702
175	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	Ba1	177,004
635	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Ba1	637,076
175	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	Ba1	174,290

2,500	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/13 at 100.00	B	2,468,450

730	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.000%, 12/01/20	No Opt. Call	BBB	783,465

Nuveen Investments	91

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	$75,746

185	Rockland County, New York, General Obligation Bonds, Various Purpose Series 2010B, 2.000%, 9/01/15	No Opt. Call	BBB–	188,831

2,520	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.250%, 12/01/16	No Opt. Call	BB	2,577,380

1,545	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/21	No Opt. Call	BBB+	1,722,706

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	101,158

2,500	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	2,198,550
20,520	Total New York			20,879,100

	North Carolina – 0.4%

1,000	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	1/14 at 100.00	N/R	962,960

1,110	North Carolina, Certificates of Participation, Winston Salem State University Housing Project, Series 2004, 4.500%, 6/01/21 – AMBAC Insured	6/14 at 100.00	N/R	1,114,573
2,110	Total North Carolina			2,077,533

	North Dakota – 0.1%

490	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB+	541,053

	Ohio – 5.7%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,595,175
8,630	5.125%, 6/01/24	6/17 at 100.00	B–	7,376,061

1,650	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/21	No Opt. Call	BBB+	1,823,894

655	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/16 at 100.00	N/R	659,899

195	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	214,356

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,490,868
1,000	5.000%, 2/15/21	No Opt. Call	BB+	1,003,560

4,585	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,020,667

1,550	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	1,249,672

7,565	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.250%, 12/01/23	12/13 at 102.00	BB	7,674,087

1,000	Youngstown, Ohio, General Obligation Bonds, Series 2005, 4.125%, 12/01/20 – NPFG Insured	12/15 at 100.00	A	1,027,460
31,095	Total Ohio			30,135,699

	Oklahoma – 2.5%

140	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 4.500%, 12/01/14	No Opt. Call	BB+	143,203

1,300	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A, 6.875%, 11/01/23	5/15 at 100.00	N/R	1,328,730

10,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/13 at 100.00	N/R	9,867,100

2,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	2,090,960
13,440	Total Oklahoma			13,429,993

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.2%

$840	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	$819,160

305	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	304,970
1,145	Total Oregon			1,124,130

	Pennsylvania – 6.7%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
390	6.500%, 5/01/17	No Opt. Call	BB–	405,717
1,200	6.750%, 11/01/24	11/19 at 100.00	BB–	1,266,384

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A:
3,000	5.000%, 11/15/13	No Opt. Call	Caa2	2,999,760
315	5.000%, 11/15/17	No Opt. Call	Caa2	301,181

1,000	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	933,470

120	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	120,331

790	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	795,854

1,500	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,460,610

1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	973,090

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A2	276,260

190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB	180,055

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B2	2,505,197

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AA–	160,574

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	554,732

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	276,080

410	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	11/13 at 100.00	B+	379,389

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/15 – FGIC Insured	No Opt. Call	Baa1	1,063,410

1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/13 at 100.00	CCC+	991,370

6,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/14 at 100.00	N/R	5,917,560

2,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	2,437,050

200	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/13 at 100.00	N/R	195,608

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	189,607

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Russell Byers Charter School, Series 2007A, 5.150%, 5/01/27	5/17 at 100.00	BBB–	952,310

55	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/17 – AGM Insured	No Opt. Call	AA–	62,450

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA–	78,827

8,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	8,514,195

Nuveen Investments	93

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	$113,294

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	205,272

150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	3/14 at 100.00	A	139,613

390	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20	No Opt. Call	BBB+	429,987

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB–	400,995
35,680	Total Pennsylvania			35,280,232

	Puerto Rico – 2.7%

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.000%, 7/01/19	No Opt. Call	BBB–	822,210

60	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	59,789

570	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002LL, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A	559,700

620	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002, 5.000%, 7/01/19 – NPFG Insured	No Opt. Call	A	571,466

500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/13 at 100.00	A	492,710

	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B:
2,185	5.000%, 12/01/15	No Opt. Call	BBB–	2,131,052
235	5.000%, 12/01/16	No Opt. Call	BBB–	219,962

	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B:
1,405	5.000%, 12/01/13	No Opt. Call	BBB–	1,402,092
500	5.000%, 12/01/17	12/16 at 100.00	BBB–	449,705

1,020	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.500%, 12/01/18	No Opt. Call	A+	1,071,041

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Series 2004, 4.000%, 10/01/20 – NPFG Insured	10/14 at 100.00	A	289,383

575	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 5.000%, 7/01/21	No Opt. Call	A–	579,704

315	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 4.000%, 7/01/16 – FGIC Insured	No Opt. Call	BBB+	292,490

270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/19 – FGIC Insured	No Opt. Call	BBB+	224,713

480	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.750%, 7/01/17	No Opt. Call	BBB–	432,264

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
300	5.500%, 7/01/15 – NPFG Insured	No Opt. Call	A	299,805
980	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	958,146
175	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A	171,098
1,850	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	1,772,134
160	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	152,275

575	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.250%, 7/01/15	No Opt. Call	BBB–	563,184

140	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/16	No Opt. Call	BBB–	130,423

	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
215	5.000%, 6/01/15	No Opt. Call	BBB–	207,516
270	5.000%, 6/01/21	6/16 at 100.00	BBB–	211,785
14,700	Total Puerto Rico			14,064,647

	Rhode Island – 0.1%

100	East Providence, Rhode Island, General Obligation Bonds, Series 2003, 4.000%, 5/15/21 – NPFG Insured	11/13 at 100.00	A	98,950

75	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	A3	81,809

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island (continued)

$100	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2007-55B, 4.550%, 10/01/22 (Alternative Minimum Tax)	10/16 at 100.00	AA+	$102,487

400	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	12/13 at 100.00	BBB–	389,588
675	Total Rhode Island			672,834

	South Carolina – 0.8%

1,000	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013, 5.000%, 5/01/23	No Opt. Call	N/R	982,220

175	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20	No Opt. Call	A	187,705

3,130	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	1/14 at 100.00	BB–	3,129,812
4,305	Total South Carolina			4,299,737

	South Dakota – 0.0%

115	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	126,069

160	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa2	175,861
275	Total South Dakota			301,930

	Tennessee – 1.3%

2,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB–	1,996,360

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
100	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	111,904
540	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	592,315

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding Series 2013, 4.000%, 2/15/23	No Opt. Call	BBB–	955,830

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
770	5.250%, 9/01/21	No Opt. Call	A	858,134
205	5.250%, 9/01/24	No Opt. Call	A	225,910

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
30	5.000%, 2/01/17	No Opt. Call	A–	32,709
615	5.000%, 2/01/18	No Opt. Call	A–	679,028
750	5.000%, 2/01/20	No Opt. Call	A–	829,658
620	5.000%, 2/01/21	No Opt. Call	A–	682,409
6,630	Total Tennessee			6,964,257

	Texas – 5.3%

2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BB+	2,017,820

1,000	Austin, Texas, Estancia Hill Country, Public Improvement District, Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	999,780

460	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2010, 4.250%, 7/01/15	No Opt. Call	BBB	479,072

505	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	512,822

100	Brazos River Authority, Texas, Collateralized Revenue Bonds, CenterPoint Energy Inc., Refunding Series 2004B, 4.250%, 12/01/17 – FGIC Insured	6/14 at 100.00	A	101,985

95	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998D, 4.900%, 10/01/15 – NPFG Insured	No Opt. Call	A	100,796

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	Baa2	71,856

315	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	11/13 at 100.00	N/R	355,947

Nuveen Investments	95

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,395	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	$1,410,861

105	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/18	No Opt. Call	Baa3	117,500

3,900	Harris County Industrial Development Corporation, Texas, Airport Facilities Revenue Bonds, Continental Airlines Inc. Project, Refunding Series 1998, 5.375%, 7/01/19 (Alternative Minimum Tax)	1/14 at 100.00	B	3,778,006

1,625	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/13 at 100.00	A	1,624,885

40	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/17 – NPFG Insured	No Opt. Call	A	32,197

170	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 5.250%, 11/15/30 – NPFG Insured	11/13 at 100.00	A	169,990

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
135	5.000%, 11/15/25 – NPFG Insured	11/13 at 100.00	A	134,993
120	5.000%, 11/15/28 – NPFG Insured	11/13 at 100.00	A	119,994

1,000	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	1,005,130

5,400	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 6.750%, 7/01/29 (Alternative Minimum Tax)	1/14 at 100.00	B	5,399,514

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
950	5.500%, 2/15/18	No Opt. Call	BBB–	1,056,761
340	5.750%, 2/15/19	No Opt. Call	BBB–	381,201

25	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 4.750%, 2/15/17	No Opt. Call	BBB–	26,703

200	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	11/13 at 100.00	BB–	200,582

2,500	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	2,507,275

1,880	Port of Bay City Authority, Matagorda County, Texas, Revenue Bonds, Hoechst Celanese Corporation Project, Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	5/14 at 100.00	BB–	1,881,090

1,220	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	A	1,313,354

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
10	5.250%, 8/01/17	No Opt. Call	A	11,063
245	5.500%, 8/01/20	No Opt. Call	A	278,658
300	5.500%, 8/01/22	No Opt. Call	A	338,253

425	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	479,247

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
615	5.250%, 12/15/18	No Opt. Call	A–	692,527
40	5.250%, 12/15/20	No Opt. Call	A–	44,887

200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/19	No Opt. Call	A3	221,390
27,380	Total Texas			27,866,139

	Utah – 0.4%

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,505	5.550%, 11/15/21	11/16 at 100.00	N/R	1,504,955
500	5.550%, 11/15/26	11/16 at 100.00	N/R	466,975

400	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 3.625%, 10/15/18	No Opt. Call	BB+	403,520
2,405	Total Utah			2,375,450

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont – 0.1%

$500	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	B+	$482,405

	Virgin Islands – 0.0%

200	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	196,772

50	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 5.125%, 10/01/19	No Opt. Call	Baa3	55,627

30	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	30,398
280	Total Virgin Islands			282,797

	Virginia – 0.1%

355	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 5.800%, 9/01/17	No Opt. Call	N/R	369,576

	Washington – 0.5%

1,000	Seattle Housing Authority, Washington, Capital Fund Program, High Rise Rehabilitation Phase I LP, Series 2005, 5.000%, 11/01/25 – AGM Insured (Alternative Minimum Tax)	11/15 at 100.00	AA–	1,038,778

275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	253,145

80	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa3	86,991

1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	989,800

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	90,855
2,440	Total Washington			2,459,569

	West Virginia – 0.4%

2,220	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,251,013

	Wisconsin – 0.9%

1,790	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,930,139

870	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	824,577

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	469,390

580	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB+	575,656

465	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A, 3.000%, 12/15/20	No Opt. Call	Baa1	465,856

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A–	220,098
200	5.000%, 8/15/22	No Opt. Call	A–	219,684

25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	26,477
4,595	Total Wisconsin			4,731,877

	Wyoming – 0.2%

1,230	Sweetwater County, Wyoming, Hospital Revenue Refunding Bonds, Memorial Hospital Project, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,340,085
518,114	Total Long-Term Investments (cost $515,036,891)			508,105,186

Nuveen Investments	97

Portfolio of Investments October 31, 2013 (Unaudited)

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	California – 0.4%

$2,000	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Variable Rate Demand Obligation Series 2013A, 2.200%, 11/01/27 (7)	11/15 at 100.00	N/R	$2,008,120

	Total Short-Term Investments (cost $2,000,000)			2,008,120
	Total Investments (cost $517,036,891) – 96.7%			510,113,306
	Other Assets Less Liabilities – 3.3% (8)			17,470,748
	Net Assets – 100%			$527,584,054

Investments in Derivatives as of October 31, 2013

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation) (8)
Morgan Stanley	$9,000,000	Receive	USD-BMA Index	2.135%	Quarterly	8/05/14	8/05/21	$(105,704)
Morgan Stanley	14,250,000	Receive	USD-BMA Index	2.615	Quarterly	8/05/14	8/05/24	(165,356)
	$23,250,000							$(271,060)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

98	Nuveen Investments

Statement of

Assets and Liabilities October 31, 2013 (Unaudited)

	High Yield	Short Duration High Yield
Assets
Investments, at value (cost $7,514,645,792 and $515,036,891, respectively)	$7,382,994,311	$508,105,186
Short-term investments, at value (cost $—, $2,000,000, respectively)	—	2,008,120
Cash	8,990,310	—
Unrealized appreciation on:
Credit default swaps	648,333	—
Forward swaps	19,064,126	—
Credit default swaps premiums paid	1,125,000	—
Receivable for:
Interest	169,904,912	8,658,400
Investments sold	61,420,228	11,279,063
Shares sold	43,612,742	15,655,093
Other assets	1,569,051	945
Total assets	7,689,329,013	545,706,807
Liabilities
Borrowings	50,000,000	—
Cash overdraft	—	5,380,644
Floating rate obligations	157,157,000	—
Unrealized depreciation on forward swaps	—	271,060
Payable for:
Dividends	11,098,418	171,516
Investments purchased	93,945,362	10,838,034
Shares redeemed	27,593,649	1,167,665
Accrued expenses:
Management fees	3,102,575	167,983
Trustees fees	440,835	3,234
12b-1 distribution and service fees	1,330,038	41,468
Other	1,421,109	81,149
Total liabilities	346,088,986	18,122,753
Net assets	$7,343,240,027	$527,584,054
Class A Shares
Net assets	$2,566,647,959	$179,586,793
Shares outstanding	164,931,216	18,682,110
Net asset value per share	$15.56	$9.61
Offering price per share (net asset value per share plus maximum sales charge of 4.20% and 2.50%, respectively, of offering price)	$16.24	$9.86
Class B Shares
Net assets	$12,721,256	N/A
Shares outstanding	818,214	N/A
Net asset value and offering price per share	$15.55	N/A
Class C Shares
Net assets	$1,403,007,821	$23,216,793
Shares outstanding	90,243,974	2,414,835
Net asset value and offering price per share	$15.55	$9.61
Class I Shares
Net assets	$3,360,862,991	$324,780,468
Shares outstanding	215,968,009	33,778,338
Net asset value and offering price per share	$15.56	$9.62
Net assets consist of:
Capital paid-in	$8,827,462,904	$537,892,101
Undistributed (Over-distribution of) net investment income	14,533,834	292,224
Accumulated net realized gain (loss)	(1,386,817,689)	(3,405,626)
Net unrealized appreciation (depreciation)	(111,939,022)	(7,194,645)
Net assets	$7,343,240,027	$527,584,054
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01
N/A	– Fund is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of

Operations Six Months Ended October 31, 2013 (Unaudited)

	High Yield	Short Duration High Yield
Investment Income	$277,314,971	$6,698,891
Expenses
Management fees	19,847,500	881,895
12b-1 service fees – Class A	2,710,040	129,039
12b-1 distribution and service fees – Class B	78,238	N/A
12b-1 distribution and service fees – Class C	5,786,151	52,869
Shareholder servicing agent fees and expenses	1,892,597	54,666
Interest expense	2,383,904	—
Custodian fees and expenses	622,789	41,765
Trustees fees and expenses	106,144	4,480
Professional fees	658,409	33,496
Shareholder reporting expenses	335,714	10,115
Federal and state registration fees	278,160	84,564
Other expenses	100,667	2,308
Total expenses before fee waiver/expense reimbursement	34,800,313	1,295,197
Fee waiver/expense reimbursement	—	(135,747)
Net expenses	34,800,313	1,159,450
Net investment income (loss)	242,514,658	5,539,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(73,931,434)	(3,402,943)
Swaps	(51,111)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(894,047,518)	(7,557,531)
Swaps	13,650,992	(271,060)
Net realized and unrealized gain (loss)	(954,379,071)	(11,231,534)
Net increase (decrease) in net assets from operations	$(711,864,413)	$(5,692,093)
N/A	– Fund is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

100	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	High Yield		Short Duration High Yield
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	For the period 2/01/13 (commencement of operations) through 4/30/13
Operations
Net investment income (loss)	$242,514,658	$490,372,143	$5,539,441	$191,543
Net realized gain (loss) from:
Investments	(73,931,434)	(9,485,775)	(3,402,943)	(2,683)
Swaps	(51,111)	(85,585,217)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(894,047,518)	573,041,707	(7,557,531)	633,946
Swaps	13,650,992	76,199,090	(271,060)	—
Net increase (decrease) in net assets from operations	(711,864,413)	1,044,541,948	(5,692,093)	822,806
Distributions to Shareholders
From net investment income:
Class A	(81,068,371)	(171,001,738)	(2,075,854)	(100,495)
Class B	(425,409)	(1,513,973)	N/A	N/A
Class C	(41,796,477)	(87,403,077)	(190,099)	(10,048)
Class I	(111,822,168)	(224,015,932)	(2,960,988)	(111,669)
Decrease in net assets from distributions to shareholders	(235,112,425)	(483,934,720)	(5,226,941)	(222,212)
Fund Share Transactions
Proceeds from sale of shares	1,859,821,192	4,715,783,350	480,233,512	142,743,232
Proceeds from shares issued to shareholders due to reinvestment of distributions	164,115,921	323,290,149	4,969,751	113,268
	2,023,937,113	5,039,073,499	485,203,263	142,856,500
Cost of shares redeemed	(3,125,121,614)	(2,668,557,714)	(89,484,883)	(672,386)
Net increase (decrease) in net assets from Fund share transactions	(1,101,184,501)	2,370,515,785	395,718,380	142,184,114
Net increase (decrease) in net assets	(2,048,161,339)	2,931,123,013	384,799,346	142,784,708
Net assets at the beginning of period	9,391,401,366	6,460,278,353	142,784,708	—
Net assets at the end of period	$7,343,240,027	$9,391,401,366	$527,584,054	$142,784,708
Undistributed (Over-distribution of) net investment income at the end of period	$14,533,834	$7,131,601	$292,224	$(20,276)
N/A	– Fund is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/99)
2014(f)	$17.41	$.50	$(1.87)	$(1.37)	$(.48)	$—	$(.48)	$15.56
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—	(1.06)	14.22
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—	(1.14)	12.73
Class B (6/99)
2014(f)	17.39	.44	(1.86)	(1.42)	(.42)	—	(.42)	15.55
2013	16.16	.90	1.21	2.11	(.88)	—	(.88)	17.39
2012	14.21	.98	1.92	2.90	(.95)	—	(.95)	16.16
2011	15.51	.97	(1.33)	(.36)	(.94)	—	(.94)	14.21
2010	12.72	.95	2.83	3.78	(.99)	—	(.99)	15.51
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—	(1.02)	12.72
Class C (6/99)
2014(f)	17.39	.45	(1.85)	(1.40)	(.44)	—	(.44)	15.55
2013	16.16	.93	1.22	2.15	(.92)	—	(.92)	17.39
2012	14.21	1.01	1.93	2.94	(.99)	—	(.99)	16.16
2011	15.51	.99	(1.32)	(.33)	(.97)	—	(.97)	14.21
2010	12.73	.98	2.82	3.80	(1.02)	—	(1.02)	15.51
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—	(1.06)	12.73
Class I (6/99)
2014(f)	17.41	.51	(1.86)	(1.35)	(.50)	—	(.50)	15.56
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—	(1.09)	14.22
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—	(1.18)	12.73

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(7.86)%	$2,566,648	.91	%*	.85	%*	6.16	%*	15%
14.24	3,162,448	.85		.82		6.01		13
21.93	2,382,456	.85		.83		7.18		16
(1.78)	1,700,469	.88		.85		7.12		31
31.50	2,158,475	.89		.86		7.27		11
(28.45)	1,352,846	.97		.88		7.20		50

(8.18)	12,721	1.66	*	1.60	*	5.37	*	15
13.34	22,249	1.60		1.57		5.30		13
21.07	35,000	1.61		1.59		6.49		16
(2.46)	47,700	1.63		1.60		6.38		31
30.40	73,920	1.64		1.61		6.58		11
(28.99)	73,287	1.72		1.63		6.41		50

(8.08)	1,403,008	1.46	*	1.40	*	5.62	*	15
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16
(2.33)	1,059,268	1.43		1.40		6.59		31
30.73	1,166,535	1.44		1.41		6.71		11
(28.87)	656,599	1.52		1.43		6.63		50

(7.77)	3,360,863	.71	*	.65	*	6.34	*	15
14.44	4,426,124	.65		.62		6.20		13
22.17	2,665,906	.65		.63		7.38		16
(1.52)	1,711,647	.68		.65		7.32		31
31.66	1,498,640	.69		.66		7.43		11
(28.33)	655,390	.77		.68		7.38		50

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2014(f)	.02	%*
2013	.01
2012	.01
2011	.01
2010	.01
2009	.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended October 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SHORT DURATION HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/13)
2014(f)	$10.12	$.16	$(.51)	$(.35)	$(.16)	$—	$(.16)	$9.61
2013(d)	10.00	.05	.12	.17	(.05)	—	(.05)	10.12
Class C (2/13)
2014(f)	10.12	.14	(.52)	(.38)	(.13)	—	(.13)	9.61
2013(d)	10.00	.04	.12	.16	(.04)	—	(.04)	10.12
Class I (2/13)
2014(f)	10.12	.17	(.50)	(.33)	(.17)	—	(.17)	9.62
2013(d)	10.00	.05	.13	.18	(.06)	—	(.06)	10.12

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.48)%	$179,587	.90	%*	3.28	%*	.82	%*	3.36	%*	4%
1.72	66,924	1.35	*	1.76	*	.82	*	2.30	*	0	**

(3.75)	23,217	1.46	*	2.81	*	1.37	*	2.91	*	4
1.63	4,844	2.20	*	1.07	*	1.37	*	1.90	*	0	**

(3.30)	324,780	.70	*	3.57	*	.62	*	3.65	*	4
1.75	71,017	1.43	*	1.49	*	.62	*	2.30	*	0	**

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended October 31, 2013.
*	Annualized.
**	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	105

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Municipal Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Nuveen Municipal Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”) and Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Each Fund’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective. Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floaters). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure. Short Duration High Yield will generally maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters.

Each Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

106	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield
Outstanding when-issued/delayed delivery purchase commitments	$77,599,041	$5,355,000

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 for Short Duration High Yield) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. High Yield will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than the swap contracts further described in Note 3 – Portfolio Securities and Investments in Derivatives, Forward Swaps and Credit Default Swaps that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

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Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$7,381,610,924	$208,952	$7,381,819,876
Common Stocks	1,160,630	—	—	1,160,630
Corporate Bonds	—	—	13,805	13,805
Derivatives:
Credit Default Swaps**	—	648,333	—	648,333
Forward Swaps**	—	19,064,126	—	19,064,126
Total	$1,160,630	$7,401,323,383	$222,757	$7,402,706,770

Short Duration High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$508,105,186	$—	$508,105,186
Short-Term Investments:
Municipal Bonds	—	2,008,120	—	2,008,120
Derivatives:
Forward Swaps**	—	(271,060)	—	(271,060)
Total	$—	$509,842,246	$—	$509,842,246
*	Refer to the Fund’s Portfolio of Investments for state and industry classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	High Yield	Short Duration High Yield
Maximum exposure to Recourse Trusts	$1,538,858	$6,750,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the six months ended October 31, 2013, were as follows:

High Yield
Average floating rate obligations outstanding	$173,930,163
Average annual interest rate and fees	0.64%

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

110	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Swaps

Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2013, High Yield continued to and Short Duration High Yield entered into forward interest rate swap contracts to reduce the duration of their portfolios.

The average notional amount of forward interest rate swap contracts outstanding during the six months ended October 31, 2013, was as follows:

	High Yield	Short Duration High Yield
Average notional amount of forward interest rate swap contracts outstanding*	$100,000,000	$15,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Credit default swap contracts are valued daily. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments a Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

During the six months ended October 31, 2013, High Yield continued to invest in credit default swap contacts to manage credit risk.

The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2013, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$2,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
High Yield
Credit	Swaps	Unrealized appreciation on credit default swaps*	$648,333	—	$—
Interest rate	Swaps	Unrealized appreciation on forward swaps	19,064,126	—	—
Short Duration High Yield
Interest rate	Swaps	—	—	Unrealized depreciation on forward swaps	(271,060)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts, which are subject to netting agreements, as well as collateral delivered to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Swaps*	Gross Unrealized (Depreciation) on Forward Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
Forward swaps	Barclays PLC	$19,064,126	$—	$—	$19,064,126	$(19,064,126)	$—
Short Duration High Yield
Forward swaps	Morgan Stanley	$—	$(271,060)	$—	$(271,060)	$256,586	$(14,474)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps*	Gross Unrealized (Depreciation) on Credit Default Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
Credit Default swaps	Goldman Sachs	$648,333	$—	$—	$648,333	$(648,333)	$—
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the six months ended October 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
High Yield	Interest rate	Swaps	$(51,111)	$13,418,842
High Yield	Credit	Swaps	—	232,150
Short Duration High Yield	Interest rate	Swaps	—	(271,060)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

112	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Six Months Ended 10/31/13		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,116,808	$634,796,605	83,227,749	$1,414,103,925
Class A – automatic conversion of Class B Shares	24,820	397,333	134,897	2,280,367
Class B – exchanges	1,599	25,810	16,943	285,492
Class C	7,422,843	119,066,109	29,734,439	504,278,019
Class I	70,038,586	1,105,535,335	164,318,215	2,794,835,547
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,205,733	66,461,941	7,391,621	126,114,340
Class B	22,750	359,968	70,136	1,190,389
Class C	1,956,426	30,874,454	3,500,895	59,654,894
Class I	4,195,238	66,419,558	7,990,918	136,330,526
	127,984,803	2,023,937,113	296,385,813	5,039,073,499
Shares redeemed:
Class A	(61,091,399)	(977,864,699)	(56,382,324)	(962,818,893)
Class B	(460,887)	(7,415,145)	(838,778)	(14,222,250)
Class B – automatic conversion to Class A Shares	(24,851)	(397,333)	(135,059)	(2,280,367)
Class C	(21,536,316)	(341,381,241)	(16,050,199)	(273,672,024)
Class I	(112,551,140)	(1,798,063,196)	(82,899,202)	(1,415,564,180)
	(195,664,593)	(3,125,121,614)	(156,305,562)	(2,668,557,714)
Net increase (decrease)	(67,679,790)	$(1,101,184,501)	140,080,251	$2,370,515,785

	Short Duration High Yield
	Six Months Ended 10/31/13		For the period 2/01/13 (commencement of operations) through 4/30/2013
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,640,064	$162,902,832	6,630,023	$66,801,133
Class C	2,231,783	21,661,216	487,924	4,905,230
Class I	30,589,398	295,669,464	7,047,337	71,036,869
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,061	2,008,556	8,484	85,736
Class C	18,553	178,553	878	8,872
Class I	289,044	2,782,642	1,845	18,660
	49,976,903	485,203,263	14,176,491	142,856,500
Shares redeemed:
Class A	(4,780,402)	(46,371,763)	(24,120)	(243,114)
Class C	(314,248)	(3,008,498)	(10,055)	(101,457)
Class I	(4,116,891)	(40,104,622)	(32,395)	(327,815)
	(9,211,541)	(89,484,883)	(66,570)	(672,386)
Net increase (decrease)	40,765,362	$395,718,380	14,109,921	$142,184,114

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended October 31, 2013, were as follows:

	High Yield	Short Duration High Yield
Purchases	$1,168,429,187	$490,117,727
Sales and maturities	2,181,693,139	82,459,856

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield
Cost of investments	$7,322,678,838	$516,922,837
Gross unrealized:
Appreciation	422,216,857	2,028,673
Depreciation	(519,057,991)	(8,838,204)
Net unrealized appreciation (depreciation) of investments	$(96,841,134)	$(6,809,531)

Permanent differences, primarily due to federal taxes paid, taxable market discount, paydowns, treatment of notional principal contracts, nondeductible stock issuance costs and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2013, the Funds’ last tax year end, as follows:

	High Yield	Short Duration High Yield
Capital paid-in	$—	$(10,393)
Undistributed (Over-distribution of) net investment income	(769,004)	10,393
Accumulated net realized gain (loss)	769,004	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ last tax year end, were as follows:

	High Yield	Short Duration High Yield
Undistributed net tax-exempt income[1]	$9,509,652	$149,735
Undistributed net ordinary income[2]	2,747,455	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2013 through April 30, 2013, and paid on May 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

114	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	HighYield	Short Duration High Yields[3]
Distributions from net tax-exempt income	$472,225,182	$49,171
Distributions from net ordinary income[2]	1,997,075	—
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	For the period February 1, 2013 (commencement of operations) through April 30, 2013.

As of April 30, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

High Yield
Expiration:
April 30, 2015	$273,441
April 30, 2016	25,595,622
April 30, 2017	277,191,907
April 30, 2018	755,760,482
April 30, 2019	36,220,059
Not subject to expiration:
Short-term losses	—
Long-term losses	209,232,507
Total	$1,304,274,018

During the Funds’ last tax year ended April 30, 2013, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Utilized capital loss carryforwards	$2,563,115

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	High Yield	Short Duration High Yield
Post-October capital losses[4]	$6,052,333	$2,683
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2012 through April 30, 2013, the Fund’s last tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through April 30, 2013 and specified losses incurred from November 1, 2012 through April 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Nuveen Investments	115

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Short Duration High Yield through April 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .650% the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield
Sales charges collected	$2,947,995	$379,231
Paid to financial intermediaries	2,675,640	368,202

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield
Commission advances	$2,233,976	$407,140

116	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield
12b-1 fees retained	$1,459,742	$34,979

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2013, as follows:

	High Yield	Short Duration High Yield
CDSC retained	$787,335	$97,224

8. Borrowing Arrangements

High Yield has entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund. As of October 31, 2013, the maximum commitment amount on the Borrowings was $1 billion.

Interest on the Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Borrowings, which will be expensed over the 364-day period.

During the period, the Fund increased its Borrowings maximum commitment amount from $850 million to $1 billion. The Fund incurred one-time closing fees of .01% on the increase to the maximum commitment amount, which was expensed through July 24, 2013. All other terms of the Borrowings remained unchanged.

On July 24, 2013, the Fund renewed the Borrowings with its custodian bank through July 23, 2014. The Fund also incurred one-time closing fees of .10% on the maximum commitment amount, which will be expensed over the 364-day period.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of October 31, 2013, the outstanding balance on these Borrowings was $50 million. During the six months ended October 31, 2013, the Fund’s average daily loan balance outstanding on the Borrowings and corresponding weighted average annualized interest rate were $85,928,571 and 1.37%, respectively.

9. Subsequent Events

Class C and Class C2 Shares

Subsequent to the close of this reporting period, the Funds’ Board of Trustees approved the following changes, which will become effective February 10, 2014:

Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual fund, but if they exchange back into a Nuveen municipal bond fund, they will be issued newly established Class C Shares with the terms set forth below.

Each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets.

Nuveen Investments	117

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”) for an additional one-year period.

The Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”) is new. The initial advisory agreement between the Adviser and such Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of such Fund, were approved separately at a meeting of the Board of such Fund held on January 16, 2013.

The discussion of the approvals for the High Yield Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Short Duration Fund.

I.

Nuveen High Yield Municipal Bond Fund

With respect to the fund listed immediately above (for purposes of this Section I, the “Fund”), in preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Fund’s Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

118	Nuveen Investments

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

Nuveen Investments	119

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that the Fund had demonstrated generally favorable performance in comparison to peers. In this regard, although the Fund was in the fourth quartile for the five-year period, it performed in the first quartile for the one- and three-year periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

120	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the

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industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the Fund’s overall fee arrangements, the Independent Board Members determined that the Fund’s advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

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F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

II.

Nuveen Short Duration High Yield Municipal Bond Fund

The Board is responsible for approving advisory arrangements for the fund listed immediately above (for purposes of this Section II, the “Fund”) and, at a meeting held on January 16, 2013 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and the Adviser, and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, on behalf of the Fund. For purposes of this Section II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to

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provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of each Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s experience and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser.

The Independent Board Members recognized that the portfolio managers who were expected to manage the Fund served as portfolio managers to other high yield municipal bond funds in the Nuveen fund family, and that one of them had managed the High Yield Fund since December 2000. In that regard, the Independent Board Members reviewed certain performance information relating to the High Yield Fund, including trailing returns for the year-to-date, one-year, three-year, five-year and ten-year periods and calendar year returns for 2002 through 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Independent Board Members reviewed, among other things, comparative fee and expense structure data for the Lipper high yield municipal debt funds category. In addition, the Independent Board Members noted that the proposed management fees for the Fund were consistent with those of the High Yield Fund and considered the Sub-Adviser’s municipal expertise and reputation.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Adviser to other clients. Such other clients include municipal separately managed accounts and passively managed exchange-traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

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3. Profitability of Fund Advisers

In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain Nuveen business and financial information dated January 15, 2013, certain Nuveen financial information included in a report dated November 7, 2012, and Nuveen’s September 30, 2012 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information previously received regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to the Fund, the Independent

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

126	Nuveen Investments

Notes

Nuveen Investments	127

Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

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Glossary of Terms Used in this Report (continued)

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	131

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-HYM-1013D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 6, 2014